As filed with the Securities and Exchange Commission on April 28, 1999
                                                       Registration No. 2-62605*
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            POST-EFFECTIVE AMENDMENT
                                       To
                                    FORM S-6

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

A.  Exact name of trust:  MUNICIPAL SECURITIES TRUST, SERIES 1,
                          SERIES 2, 1ST DISCOUNT SERIES AND
                          2ND DISCOUNT SERIES

B.  Name of depositor:    REICH & TANG DISTRIBUTORS, INC.

C.  Complete address of depositor's principal executive office:
                          600 Fifth Avenue
                          New York, NY 10020

D. Name and complete address of agent for service:

   PETER J. DeMARCO                           Copy of comments to:
   Executive Vice President                   MICHAEL R. ROSELLA, ESQ.
   Reich & Tang Distributors, Inc.            Battle Fowler LLP
   600 Fifth Avenue                           75 East 55th Street
   New York, NY 10020                         New York, NY 10022
                                              (212) 856-6858

It is proposed that this filing become effective (check appropriate box)


/ /  immediately upon filing pursuant to paragraph (b) of Rule 485
/x/  on April 30, 1999 pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)
/ /  on (       date       ) pursuant to paragraph (a) of Rule 485
================================================================================
* The Prospectus included in this Registration Statement constitutes a combined Prospectus as permitted by the provisions of Rule 429 of the General Rules and Regulations under the Securities Act of 1933 (the "Act"). Said Prospectus covers units of undivided interest in Municipal Securities Trust, Series 1, Series 2, 1st Discount Series and 2nd Discount Series covered by prospectuses heretofore filed as part of separate registration statements on Form S-6 (Registration Nos. 2-62605, 2-63595, 2-73986 and 2-74227, respectively) under the Act. This filing constitutes Post-Effective Amendment No. 20 for Series 1 and Series 2 and Post-Effective Amendment No. 18 for 1st Discount Series and 2nd Discount Series.

   Each of the Registrants filed a Rule 24f-2 Notice for its fiscal year ended December 31, 1998 on or about March 31, 1999.


1680.1

                     Prospectus Part A Dated April 30, 1999


                           MUNICIPAL SECURITIES TRUST

                                    SERIES 1

--------------------------------------------------------------------------------

          The Trust is a unit investment trust designated Series 1 ("Municipal Trust") with an underlying portfolio of long-term tax-exempt bonds issued by or on behalf of states, municipalities and public authorities, and was formed to preserve capital and to provide interest income (including, where applicable, earned original issue discount) which, in the opinions of bond counsel to the respective issuers, is, with certain exceptions, currently exempt from regular Federal income tax under existing law but may be subject to state and local taxes. There can be no assurance that the Trust's objectives will be achieved. Although the Supreme Court has determined that Congress has the authority to subject interest on bonds such as the Bonds in the Trust to federal income taxation, existing law excludes such interest from regular federal income tax. Such interest income may, however, be subject to the federal individual and corporate alternative minimum tax and to state and local taxes. (See "Description of Portfolio" in this Part A for a description of those Bonds, if any, which pay interest income subject to the federal individual alternative minimum tax.) In addition, capital gains are subject to tax. (See "Tax Status" and "The Trust--Portfolio" in Part B of this Prospectus.) The Sponsor is Reich & Tang Distributors, Inc. The value of the Units of the Trust will fluctuate with the value of the underlying bonds. Minimum purchase: 1 Unit.


          This Prospectus consists of two parts. Part A contains the Summary of Essential Information as of December 31, 1998 (the "Evaluation Date"), a summary of certain specific information regarding the Trust and audited financial statements of the Trust, including the related portfolio, as of the Evaluation Date. Part B of this Prospectus contains a general summary of the Trust. Part A of this Prospectus may not be distributed unless accompanied by Part B. Investors should retain both parts of this Prospectus for future reference. The Securities and Exchange Commission ("SEC") maintains a website that contains reports, proxy and information statements and other information regarding the Trust which is filed electronically with the SEC. The SEC's Internet address is http:www.sec.gov. Offering materials for the sale of these units available through the Internet are not being offered directly or indirectly to residents of a particular state nor is an offer of these units through the Internet specifically directed to any person in a state by, or on behalf of, the issuer.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

          THE TRUST. The Trust seeks to achieve its investment objectives through investment in a fixed, diversified portfolio of long-term bonds (the "Bonds") issued by or on behalf of states, municipalities and public authorities. All of the Bonds in the Trust were rated "A" or better by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, or Moody's Investors Service, Inc. at the time originally deposited in the Trust. For a discussion of the significance of such ratings see "Description of Bond Ratings" in Part B of this Prospectus and for a list of ratings on the Evaluation Date see the "Portfolio". Some of the Bonds in the portfolio may be "Zero Coupon Bonds", which are original issue discount bonds that provide for payment at maturity at par value, but do not provide for the payment of any current interest.

          Some of the Bonds in the Trust have been issued with optional refunding or refinancing provisions ("Refunded Bonds") whereby the issuer of the Bond has the right to call such Bond prior to its stated maturity date (and other than pursuant to sinking fund provisions) and to issue new bonds

111476.1

("Refunding Bonds") in order to finance the redemption. Issuers typically utilize refunding calls in order to take advantage of lower interest rates in the marketplace. Some of these Refunded Bonds may be called for redemption pursuant to pre-refunding provisions ("Pre-Refunded Bonds") whereby the proceeds from the issue of the Refunding Bonds are typically invested in government securities in escrow for the benefit of the holders of the Pre-Refunded Bonds until the refunding call date. Usually, Pre-Refunded Bonds will bear a triple-A rating because of this escrow. The issuers of Pre-Refunded Bonds must call such Bonds on their refunding call date. Therefore, as of such date, the Trust will receive the call price for such bonds but will cease receiving interest income with respect to them. For a list of those Bonds which are Pre-Refunded Bonds, if any, as of the Evaluation Date, see "Notes to Financial Statements" in this Part
A. The payment of interest and preservation of capital are, of course, dependent upon the continuing ability of the issuers of the Bonds to meet their obligations.

          Investment in the Trust should be made with an understanding of the risks which an investment in long-term fixed rate obligations may entail, including the risk that the value of the underlying portfolio will decline with increases in interest rates, and that the value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. A Trust designated as a long-term trust must have a dollar-weighted average portfolio maturity of more than ten years.

          Each Unit in the Trust represents a 1/5490th undivided interest in the principal and net income of the Trust. The principal amount of Bonds deposited in the Trust per Unit is reflected in the Summary of Essential Information. (See "The Trust--Organization" in Part B of this Prospectus.) The Units being offered hereby are issued and outstanding Units which have been purchased by the Sponsor in the secondary market.


          PUBLIC OFFERING PRICE. The secondary market Public Offering Price of each Unit is equal to the aggregate bid price of the Bonds in the Trust divided by the number of Units outstanding, plus a sales charge of 4.8% of the Public Offering Price, which is the same as 5.042% of the net amount invested in Bonds per Unit. In addition, accrued interest to expected date of settlement is added to the Public Offering Price. If Units had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $423.53 plus accrued interest of $15.26 under the monthly distribution plan and $14.24 under the semi-annual distribution plan, for a total of $438.79 and $437.77, respectively. The Public Offering Price per Unit can vary on a daily basis in accordance with fluctuations in the aggregate bid price of the Bonds. (See the "Summary of Essential Information" and "Public Offering--Offering Price" in Part B of this Prospectus.)


          ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN. Units of each Trust are offered to investors on a "dollar price" basis (using the computation method described under "Public Offering -- Offering Price" in Part B) as distinguished from a "yield price" basis often used in offerings of tax exempt bonds (involving the lesser of the yield as computed to maturity of bonds or to an earlier redemption date). Since they are offered on a dollar price basis, the rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".

          Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in the Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in the Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of the Trust); and (3) reducing the average yield for the portfolio of the Trust in order to reflect estimated fees and expenses of the Trust and the maximum sales charge paid by investors. The resulting Estimated Long Term Return represents a measure of the return to investors earned over the estimated life of the Trust. (For the Estimated Long Term Return to Certificateholders under the monthly and semi-annual distribution plans, see "Summary of Essential Information".)

                                       A-2
111476.1

          Estimated Current Return is a measure of the Trust's cash flow. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolio of the Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity.

          The Estimated Net Annual Interest Income per Unit of the Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to the Trust and with the redemption, maturity, sale or other disposition of the Bonds in the Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future. (For the Estimated Current Return to Certificateholders under the monthly and semi-annual distribution plans, see "Summary of Essential Information". See "Estimated Long Term Return and Estimated Current Return" in Part B of this Prospectus.)

          A schedule of cash flow projections is available from the Sponsor upon request.

          DISTRIBUTIONS. Distributions of interest income, less expenses, will be made by the Trust either monthly or semi-annually depending upon the plan of distribution applicable to the Unit purchased. A purchaser of a Unit in the secondary market will initially receive distributions in accordance with the plan selected by the prior owner of such Unit and may thereafter change the plan as provided in "Interest and Principal Distributions" in Part B of this Prospectus. Distributions of principal, if any, will be made semi-annually on June 15 and December 15 of each year. (See "Rights of Certificateholders--Interest and Principal Distributions" in Part B of this Prospectus. For estimated monthly and semi-annual interest distributions, see "Summary of Essential Information".)


          MARKET FOR UNITS. The Sponsor, although not obligated to do so, presently maintains and intends to continue to maintain a market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of the Trust. The Secondary Market repurchase price is based on the aggregate bid price of the Bonds in the Trust portfolio, and the reoffer price is based on the aggregate bid price of the Bonds plus a sales charge of 4.8% of the Public Offering Price (5.042% of the net amount invested) plus net accrued interest. If such a market is not maintained, a Certificateholder will be able to redeem his or her Units with the Trustee at a price also based upon the aggregate bid price of the Bonds. (See "Sponsor Repurchase" and "Public Offering--Offering Price" in Part B of this Prospectus.)



                                       A-3
111476.1

                           MUNICIPAL SECURITIES TRUST
                                    SERIES 1


            SUMMARY OF ESSENTIAL INFORMATION AS OF DECEMBER 31, 1998
            --------------------------------------------------------




Date of Deposit*:  February 6, 1979                        Evaluation Time:  4:00 p.m.
Principal Amount of Bonds ...      $2,115,000                New York Time.
Number of Units .............      5,490                   Minimum Principal Distribution:
Fractional Undivided Inter-                                   $1.00 per Unit.
  est in Trust per Unit .....      1/5490                  Weighted Average Life to
Principal Amount of                                           Maturity:  12.7 Years.
  Bonds per Unit ............      $385.25                 Minimum Value of Trust:
Secondary Market Public                                       Trust may be terminated if
  Offering Price**                                            value of Trust is less than
  Aggregate Bid Price                                         $3,200,000 in principal amount
    of Bonds in Trust .......      $2,218,546+++              of Bonds.
  Divided by 5,490 Units ....      $404.11                 Mandatory Termination Date:
  Plus Sales Charge of 4.8%                                   The earlier of December 31,
    of Public Offering Price       $19.42                     2028 or the disposition of the
  Public Offering Price                                       last Bond in the Trust.
    per Unit ................      $423.53+                Trustee***:  The Chase Manhattan
Redemption and Sponsor's                                      Bank.
  Repurchase Price                                         Trustee's Annual Fee:  Monthly
  per Unit ..................      $404.11+                   plan $1.08 per $1,000; and
                                          +++                 semi-annual plan $.60 per
                                          ++++                $1,000.
Excess of Secondary Market                                 Evaluator:  Kenny S&P Evaluation
  Public Offering Price                                       Services.
  over Redemption and                                      Evaluator's Fee for Each
  Sponsor's Repurchase                                        Evaluation:  Minimum of $35
  Price per Unit ............      $19.42++++                 plus $.25 per each issue of
Difference between Public                                     Bonds in excess of 50 issues
  Offering Price per Unit                                     (treating separate maturities
  and Principal Amount per                                    as separate issues).
  Unit Premium/(Discount) ...      $38.28                  Sponsor:  Reich & Tang
                                                              Distributors, Inc.



       PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED
       ------------------------------------------------------------------

                                              Monthly           Semi-Annual
                                              Option              Option
                                              -------           -----------


Gross annual interest income# .........        $26.50              $26.50
Less estimated annual fees and
  expenses ............................          1.65                1.29
Estimated net annual interest                  ______              ______
  income (cash)# ......................        $24.85              $25.21
Estimated interest distribution# ......          2.07               12.61
Estimated daily interest accrual# .....         .0690               .0700
Estimated current return#++ ...........         5.87%               5.95%
Estimated long term return++ ..........         3.94%               4.03%
Record dates ..........................     1st of              Dec. 1 and
                                            each month          June 1
Interest distribution dates ...........     15th of             Dec. 15 and
                                            each month          June 15


                                       A-4
111476.1

                  Footnotes to Summary of Essential Information
                  ---------------------------------------------

   * The Date of Deposit is the date on which the Trust Agreement was signed and the deposit of the Bonds with the Trustee made.


  ** Certain amounts distributable as of December 31, 1998, may be reported in the Summary of Essential Information as if they had been distributed at year-end.

 *** The Trustee maintains its principal executive office at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, New York, New York 10004 (tel. no.:
           1-800-882-9898). For information regarding redemption by the Trustee, see "Trustee Redemption" in Part B of this Prospectus.

   + Plus accrued interest to expected date of settlement (approximately three business days after purchase) of $15.26 monthly and $14.24 semi-annually.


  ++ The estimated current return and estimated long term return are increased for transactions entitled to a discount (see "Employee Discounts" in Part B of this Prospectus), and are higher under the semi-annual option due to lower Trustee's fees and expenses.

 +++ Based solely upon the bid side evaluation of the underlying Bonds (including, where applicable, undistributed cash in the principal account). Upon tender for redemption, the price to be paid will be calculated as described under "Trustee Redemption" in Part B of this Prospectus.

++++ See "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price" in Part B of this Prospectus.

   # Does not include income accrual from original issue discount bonds, if any.

                      FINANCIAL AND STATISTICAL INFORMATION

Selected data for each Unit outstanding for the periods listed below:

                                                                                                        Distribu-
                                                                                                        tions of
                                                                    Distributions of Interest           Principal
                                                                   During the Period (per Unit)          During
                                                Net Asset*                               Semi-            the
                              Units Out-          Value                     Monthly     Annual           Period
Period Ended                   standing          Per Unit                   Option      Option         (Per Unit)
------------                  ----------        ----------                  -------     ------         ----------


December 31, 1996              5,754            $417.86                     $25.64      $26.06           $86.19
December 31, 1997              5,490             422.66                      25.47       25.87             2.46
December 31, 1998              5,490             415.81                      25.00       25.42             6.06




----------------------

* Net Asset Value per Unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of Units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets.

                                       A-5
111476.1

                         INFORMATION REGARDING THE TRUST
                             AS OF DECEMBER 31, 1998



DESCRIPTION OF PORTFOLIO*
------------------------


          The portfolio of the Trust consists of 8 issues representing obligations of issuers located in seven states. The Sponsor has participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which 15% of the initial aggregate principal amount of the Bonds were acquired. Approximately 51.5%** of the Bonds are obligations of state and local housing authorities; approximately 28.4%** are hospital revenue bonds; none are issued in connection with the financing of nuclear generating facilities; and none are "mortgage subsidy" bonds. All of the Bonds in the Trust are subject to redemption prior to their stated maturity dates pursuant to sinking fund or optional call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). None of the Bonds are general obligation bonds. All eight of the issues representing $2,115,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Highway 1, Hospitals 3, Housing 3, and Water and Sewers 1. For an explanation of the significance of these factors see "The Trust--Portfolio" in Part B of this Prospectus.

          As of December 31, 1998, none of the Bonds were original issue discount bonds. Approximately 35.5% of the aggregate principal amount of the Bonds in the Trust were purchased at a "market" discount from par value at maturity, approximately 59.8% were purchased at a premium and approximately 4.7% were purchased at par. For an explanation of the significance of these factors see "Discount and Zero Coupon Bonds" in Part B of this Prospectus.


          None of the Bonds in the Trust are subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.





--------------------


* Changes in the Trust Portfolio: From January 1, 1999 to March 19, 1999, $10,000 of the principal amount of the Bond in portfolio no. 8 was called and is no longer contained in the Trust.


** A trust is considered to be "concentrated" in a particular category or industry when the securities in that category or industry constitute 25% or more of the aggregate face amount of the portfolio. See Part B for disclosure, including risk factors, regarding this concentration.

                                       A-6
111476.1

                        Report of Independent Accountants

To the Sponsor, Trustee and Certificateholders of
Municipal Securities Trust, Series 1



In our opinion, the accompanying statement of net assets, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Securities Trust, Series 1 (the "Trust") at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the three years then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the Trustee, provide a reasonable basis for the opinion expressed above.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, MA
March 19, 1999

Municipal Securities Trust, Series 1
Portfolio
December 31, 1998
------------------------------------------------------------------------------------------------------



                    Aggregate                                                             Coupon Rate/
  Portfolio         Principal          Name of Issuer and                   Ratings        Date(s) of
     No.             Amount              Title of Bonds                       (1)         Maturity (2)


     1           $    300,000     Maricopa County, Arizona Hospital          AAA           7.625%
                                  Revenue Bonds, Project of 1978                           1/01/2008
                                  (Samaritan Health Service)

     2                225,000     Placer County Water Agency                  A            3.750
                                  (California) Middle Fork Project                         7/01/2012
                                  Revenue Bonds, Series A

     3                265,000     Tampa Housing Development                  N/R           8.000
                                  Corporation, Inc., First Lien Revenue                    10/01/2008
                                  Bonds Series 1978 (Tampa Heights
                                  Apartments Section 8 Assisted Elderly
                                  Project)

     4                100,000     Illinois Health Facilities Authority       AAA           7.250
                                  Revenue Refunding Bonds, Series 1978                     8/01/2006
                                  (Ravenswood Hospital Medical Center
                                  Project)

     5                500,000     Lake Charles Non-Profit Housing             A            7.600
                                  Development Corporation (A Louisiana                     5/01/2010
                                  Non-Profit Corporation) Section 8
                                  Assisted First Mortgage Revenue Bonds,
                                  Series 1978

     6                200,000     Lee County, Mississippi, Hospital          AAA           7.375
                                  System Revenue Bonds (North                              10/01/2009
                                  Mississippi Medical Center)

     7                325,000     Virginia Housing Development               AA+           6.700
                                  Authority, Multi-Family Mortgage                         11/01/2021
                                  Bonds, 1978 Series B

     8                200,000     Richmond Metropolitan Authority (A          A            5.600
                                  Political Subdivision of the                             1/15/2013
                                  Commonwealth of Virginia)
                                  Expressway Revenue Bonds, Series of
                                  1973

                 ------------
                 $  2,115,000     Total Investments (Cost $2,040,328)
                 ============





                     Redemption
                   Feature (2)(4)
  Portfolio        S.F.-Sinking Fund            Market
     No.           Ref.-Refunding              Value (3)


     1             1/01/00 @ 100 S.F.          $ 351,825
                   None


     2             Currently @ 100 S.F    .      208,064
                   1/31/99 @ 101 Ref.


     3             Currently @ 100 S.F.          274,026
                   4/01/99 @ 103 Ref.



     4             8/01/99 @ 100 S.F.            112,260
                   None



     5             5/01/01 @ 100 S.F.            518,790
                   5/01/99 @103 Ref.



     6             10/01/99 @ 100 S.F.           214,162
                   None


     7             Currently @ 100 S.F.          339,219
                   1/31/99 @ 101 Ref.


     8             Currently @ 100 S.F.          200,179
                   None


                                            ------------
                                            $  2,218,525
                                            ============



   See accompanying footnotes to portfolio and notes to financial statements.


Municipal Securities Trust, Series 1
Footnotes to Portfolio
--------------------------------------------------------------------------------



1. All ratings are by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. A brief description of the ratings symbols and their meaning is set forth under "Description of Bond Ratings" in Part B of the Prospectus.

2. See "The Trust - Portfolio" in Part B of the Prospectus for an explanation of redemption features. See "Tax Status" in Part B of the Prospectus for a statement of the Federal tax consequences to a Certificateholder upon the sale, redemption or maturity of a bond.

3. At December 31, 1998, the net unrealized appreciation of all the bonds was comprised of the following:

             Gross unrealized appreciation        $       184,832
             Gross unrealized depreciation                 (6,635)
                                                  ---------------

             Net unrealized appreciation          $       178,197
                                                  ===============

4. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues).



   The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Series 1

Statement of Net Assets
December 31, 1998
--------------------------------------------------------------------------------



Investments in Securities,
      at Market Value (Cost $2,040,328)                $    2,218,525
                                                       --------------
Other Assets
      Accrued Interest                                         42,793
      Cash                                                     21,482
                                                       --------------
           Total Other Assets                                  64,275
                                                       --------------
Net Assets (5,490 Units of Fractional Undivided
      Interest Outstanding, $415.81 per Unit)          $    2,282,800
                                                       ==============


























   The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Series 1

Statement of Operations
--------------------------------------------------------------------------------


                                                         For the Years Ended December 31,
                                                   1998           1997               1996

Investment Income
      Interest                                $   146,518    $   151,288        $   157,951
                                              -----------    -----------        -----------
Expenses
      Trustee's Fees                                7,602          7,229              6,265
      Evaluator's Fee                               3,273          2,974              3,314
                                              -----------    -----------        -----------

           Total Expenses                          10,875         10,203              9,579
                                              -----------    -----------        -----------

      Net Investment Income                       135,643        141,085            148,372
                                              -----------    -----------        -----------

Realized and Unrealized Gain (Loss)
      Realized Gain
           on Investments                             800          6,599                876

      Unrealized Appreciation
           (Depreciation) on Investments           (2,498)        35,754            (41,955)
                                              -----------    -----------        -----------

      Net Gain (Loss) on Investments               (1,698)        42,353            (41,079)
                                              -----------    -----------        -----------

      Net Increase in Net Assets
           Resulting From Operations          $   133,945    $   183,438        $   107,293
                                              ===========    ===========        ===========










   The accompanying notes form an integral part of the financial statements.


Municipal Securities Trust, Series 1

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------




                                                        For the Years Ended December 31,
                                                     1998            1997             1996

Operations
Net Investment Income                           $    135,643   $    141,085     $    148,372
Realized Gain
      on Investments                                     800          6,599              876
Unrealized Appreciation
      (Depreciation) on Investments                   (2,498)        35,754          (41,955)
                                                ------------   ------------     ------------
            Net Increase in Net Assets
                  Resulting From Operations          133,945        183,438          107,293
                                                ------------   ------------     ------------
Distributions to Certificateholders
      Investment Income                              138,261        142,833          149,947
      Principal                                       33,269         13,577          504,987

Redemptions
      Interest                                          ----          4,009            1,955
      Principal                                         ----        106,993           42,575
                                                ------------   ------------     ------------
           Total Distributions
               and Redemptions                       171,530        267,412          699,464
                                                ------------   ------------     ------------
           Total (Decrease)                          (37,585)       (87,485)        (592,171)

Net Assets
      Beginning of Year                            2,320,385      2,404,359        2,996,530
                                                ------------   ------------     ------------
      End of Year (Including
           Undistributed Net Investment
           Income of $64,254, $66,872
           and $72,629, Respectively)           $  2,282,800   $  2,320,385     $  2,404,359
                                                ============   ============     ============




   The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Series 1

Financial Highlights
--------------------------------------------------------------------------------




           Selected data for a unit of the Trust outstanding: *
                                                                                     For the years ended December 31,
                                                                             1998                 1997                1996

           Net Asset Value, Beginning of Year**                         $   422.66           $   417.86          $   511.44
                                                                        ----------           ----------          ----------
               Interest Income                                               26.69                26.91               27.20
               Expenses                                                      (1.98)               (1.81)              (1.65)
                                                                        ----------           ----------          ----------
               Net Investment Income                                         24.71                25.10               25.55
                                                                        ----------           ----------          ----------
               Net Gain or Loss on Investments(1)                             (.32)                8.23               (6.01)
                                                                        ----------           ----------          ----------

           Total from Investment Operations                                  24.39                33.33               19.54
                                                                        ----------           ----------          ----------

           Less Distributions
               to Certificateholders
                    Income                                                   25.18                25.41               25.82
                    Principal                                                 6.06                 2.41               86.96
               for Redemptions
                    Interest                                               ----                     .71                 .34
                                                                        ----------           ----------          ----------

           Total Distributions                                               31.24                28.53              113.12
                                                                        ----------           ----------          ----------

           Net Asset Value, End of Year**                               $   415.81           $   422.66          $   417.86
                                                                        ==========           ==========          ==========


(1) Net gain or loss on investments is a result of changes in outstanding units since January 1, 1997 and 1996, respectively, and the dates of net gain and loss on investments.







--------
     *     Unless otherwise stated, based upon average units outstanding during the year of 5,490 ([5,490 + 5,490]/2) for 1998, 5,622 ([5,490 +
           5,754]/2) for 1997 and of 5,807 ([5,754 + 5,859]/2) for 1996.

    **     Based upon actual units outstanding





   The accompanying notes form an integral part of the financial statements.


Municipal Securities Trust, Series 1

Notes to Financial Statements
--------------------------------------------------------------------------------


1.         Organization

           Municipal Securities Trust, Series 1 (the "Trust") was organized on February 6, 1979 by Bear, Stearns & Co. Inc. under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940. The Trust was formed to preserve capital and to provide interest income.

           Effective September 28, 1995, Reich & Tang Distributors, Inc. ("Reich & Tang") has become the successor sponsor (the "Sponsor") to certain of the unit investment trusts previously sponsored by Bear, Stearns & Co. Inc. As successor Sponsor, Reich & Tang has assumed all of the obligations and rights of Bear, Stearns & Co. Inc., the previous sponsor.

2.         Summary of Significant Accounting Policies

           The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. Interest income is recorded on the accrual basis.

           Security Valuation
           Investments are carried at market value which is determined by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. The market value of the portfolio is based upon the bid prices for the bonds at the end of the year, which approximates the fair value of the security at that date, except that the market value on the date of deposit represents the cost to the Trust based on the offering prices for investments at that date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

Municipal Securities Trust, Series 1

Notes to Financial Statements
--------------------------------------------------------------------------------


3.         Income Taxes

           No provision for federal income taxes has been made in the accompanying financial statements because the Trust intends to continue to qualify for the tax treatment applicable to Grantor Trusts under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net income and capital gains that are distributed to unitholders.

4.         Trust Administration

           The Bank of New York (the "Trustee") has custody of assets and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control related thereto. The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements.

           The Trust Indenture and Agreement provides for interest distributions as often as monthly (depending upon the distribution plan elected by the Certificateholders).

           The Trust Indenture and Agreement further requires that principal received from the disposition of bonds, other than those bonds sold in connection with the redemption of units, be distributed to Certificateholders.

           The Trust Indenture and Agreement also requires the Trust to redeem units tendered. No units were redeemed for the year ended December 31, 1998. For the years ended December 31, 1997 and 1996, 264 and 105 units were redeemed, respectively.

           The Trust pays an annual fee for trustee services rendered by the Trustee that ranges from $.60 to $1.08 per $1,000 of outstanding investment principal. In addition, a minimum fee of $35.00 is paid to a service bureau for each portfolio valuation. For the years ended December 31, 1998, 1997 and 1996, the "Trustee's Fees" are comprised of Trustee fees of $1,858, $1,971 and $1,992 and other expenses of $5,744, $5,258 and $4,273, respectively. The other expenses include professional, printing and miscellaneous fees.

Municipal Securities Trust, Series 1

Notes to Financial Statements
--------------------------------------------------------------------------------



5.         Net Assets

           At December 31, 1998, the net assets of the Trust represented the interest of Certificateholders as follows:

             Original cost to Certificateholders               $     8,194,147
             Less Initial Gross Underwriting Commission                368,720
                                                               ---------------
                                                                     7,825,427
             Accumulated Cost of Securities Sold,
                Matured or Called                                   (5,785,099)
             Net Unrealized Appreciation                               178,197
             Undistributed Net Investment Income                        64,254
             Undistributed Proceeds From Investments                        21
                                                               ---------------
                 Total                                         $     2,282,800
                                                               ===============


           The original cost to Certificateholders, less the initial gross underwriting commission, represents the aggregate initial public offering price net of the applicable sales charge on 8,000 units of fractional undivided interest of the Trust as of the date of deposit.

6.         Concentration of Credit Risk

           Since the Trust invests a portion of its assets in municipal bonds, it may be affected by economic and political developments in the municipalities. Certain debt obligations held by the Trust may be entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

                     Prospectus Part A Dated April 30, 1999


                           MUNICIPAL SECURITIES TRUST

                                    SERIES 2

-------------------------------------------------------------------------------


          The Trust is a unit investment trust designated Series 2 ("Municipal Trust") with an underlying portfolio of long-term tax-exempt bonds issued by or on behalf of states, municipalities and public authorities, and was formed to preserve capital and to provide interest income (including, where applicable, earned original issue discount) which, in the opinions of bond counsel to the respective issuers, is, with certain exceptions, currently exempt from regular Federal income tax under existing law but may be subject to state and local taxes. There can be no assurance that the Trust's objectives will be achieved. Although the Supreme Court has determined that Congress has the authority to subject interest on bonds such as the Bonds in the Trust to federal income taxation, existing law excludes such interest from regular federal income tax. Such interest income may, however, be subject to the federal individual and corporate alternative minimum tax and to state and local taxes. (See "Description of Portfolio" in this Part A for a description of those Bonds, if any, which pay interest income subject to the federal individual alternative minimum tax.) In addition, capital gains are subject to tax. (See "Tax Status" and "The Trust--Portfolio" in Part B of this Prospectus.) The Sponsor is Reich & Tang Distributors, Inc. The value of the Units of the Trust will fluctuate with the value of the underlying bonds. Minimum purchase: 1 Unit.


          This Prospectus consists of two parts. Part A contains the Summary of Essential Information as of December 31, 1998 (the "Evaluation Date"), a summary of certain specific information regarding the Trust and audited financial statements of the Trust, including the related portfolio, as of the Evaluation Date. Part B of this Prospectus contains a general summary of the Trust. Part A of this Prospectus may not be distributed unless accompanied by Part B. Investors should retain both parts of this Prospectus for future reference. The Securities and Exchange Commission ("SEC") maintains a website that contains reports, proxy and information statements and other information regarding the Trust which is filed electronically with the SEC. The SEC's Internet address is http:www.sec.gov. Offering materials for the sale of these units available through the Internet are not being offered directly or indirectly to residents of a particular state nor is an offer of these units through the Internet specifically directed to any person in a state by, or on behalf of, the issuer.


          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


          THE TRUST. The Trust seeks to achieve its investment objectives through investment in a fixed, diversified portfolio of long-term bonds (the "Bonds") issued by or on behalf of states, municipalities and public authorities. All of the Bonds in the Trust were rated "A" or better by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, or Moody's Investors Service, Inc. at the time originally deposited in the Trust. For a discussion of the significance of such ratings see "Description of Bond Ratings" in Part B of this Prospectus and for a list of ratings on the Evaluation Date see the "Portfolio". Some of the Bonds in the portfolio may be "Zero Coupon Bonds", which are original issue discount bonds that provide for payment at maturity at par value, but do not provide for the payment of any current interest.

          Some of the Bonds in the portfolio may have been purchased at an aggregate premium over par. Some of the Bonds in the Trust have been issued with optional refunding or refinancing provisions ("Refunded Bonds") whereby

                                       A-1
111485.1
the issuer of the Bond has the right to call such Bond prior to its stated maturity date (and other than pursuant to sinking fund provisions) and to issue new bonds ("Refunding Bonds") in order to finance the redemption. Issuers typically utilize refunding calls in order to take advantage of lower interest rates in the marketplace. Some of these Refunded Bonds may be called for redemption pursuant to pre-refunding provisions ("Pre-Refunded Bonds") whereby the proceeds from the issue of the Refunding Bonds are typically invested in government securities in escrow for the benefit of the holders of the Pre-Refunded Bonds until the refunding call date. Usually, Pre-Refunded Bonds will bear a triple-A rating because of this escrow. The issuers of Pre- Refunded Bonds must call such Bonds on their refunding call date. Therefore, as of such date, the Trust will receive the call price for such bonds but will cease receiving interest income with respect to them. For a list of those Bonds which are Pre-Refunded Bonds, if any, as of the Evaluation Date, see "Notes to Financial Statements" in this Part A. The payment of interest and preservation of capital are, of course, dependent upon the continuing ability of the issuers of the Bonds to meet their obligations.

          Investment in the Trust should be made with an understanding of the risks which an investment in long-term fixed rate obligations may entail, including the risk that the value of the underlying portfolio will decline with increases in interest rates, and that the value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. A Trust designated as a long-term trust must have a dollar-weighted average portfolio maturity of more than ten years.



          Each Unit in the Trust represents a 1/5989th undivided interest in the principal and net income of the Trust. The principal amount of Bonds deposited in the Trust per Unit is reflected in the Summary of Essential Information. (See "The Trust--Organization" in Part B of this Prospectus.) The Units being offered hereby are issued and outstanding Units which have been purchased by the Sponsor in the secondary market.




          PUBLIC OFFERING PRICE. The secondary market Public Offering Price of each Unit is equal to the aggregate bid price of the Bonds in the Trust divided by the number of Units outstanding, plus a sales charge of 5.0% of the Public Offering Price, which is the same as 5.263% of the net amount invested in Bonds per Unit. In addition, accrued interest to expected date of settlement is added to the Public Offering Price. If Units had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $419.32 plus accrued interest of $13.58 under the monthly distribution plan, $11.84 under the semi-annual distribution plan and $12.10 under the annual distribution plan, for a total of $432.90, $431.16 and $431.42, respectively. The Public Offering Price per Unit can vary on a daily basis in accordance with fluctuations in the aggregate bid price of the Bonds. (See the "Summary of Essential Information" and "Public Offering--Offering Price" in Part B of this Prospectus.)


          ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN. Units of each Trust are offered to investors on a "dollar price" basis (using the computation method described under "Public Offering -- Offering Price" in Part B) as distinguished from a "yield price" basis often used in offerings of tax exempt bonds (involving the lesser of the yield as computed to maturity of bonds or to an earlier redemption date). Since they are offered on a dollar price basis, the rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".

          Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in the Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in the Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of the Trust); and (3) reducing the average yield for the portfolio of the Trust in order to reflect estimated fees and expenses of the Trust and the maximum sales charge paid by investors. The resulting Estimated Long Term Return represents a measure of the return to

                                       A-2
111485.1
investors earned over the estimated life of the Trust. (For the Estimated Long Term Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information".)

          Estimated Current Return is a measure of the Trust's cash flow. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolio of the Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity.

          The Estimated Net Annual Interest Income per Unit of the Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to the Trust and with the redemption, maturity, sale or other disposition of the Bonds in the Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future. (For the Estimated Current Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information". See "Estimated Long Term Return and Estimated Current Return" in Part B of this Prospectus.)

          A schedule of cash flow projections is available from the Sponsor upon request.

          DISTRIBUTIONS. Distributions of interest income, less expenses, will be made by the Trust either monthly, semi-annually or annually depending upon the plan of distribution applicable to the Unit purchased. A purchaser of a Unit in the secondary market will initially receive distributions in accordance with the plan selected by the prior owner of such Unit and may thereafter change the plan as provided in "Interest and Principal Distributions" in Part B of this Prospectus. Distributions of principal, if any, will be made semi-annually on June 15 and December 15 of each year. (See "Rights of Certificateholders--Interest and Principal Distributions" in Part B of this Prospectus. For estimated monthly, semi-annual and annual interest distributions, see "Summary of Essential Information".)



          MARKET FOR UNITS. The Sponsor, although not obligated to do so, presently maintains and intends to continue to maintain a market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of the Trust. The Secondary Market repurchase price is based on the aggregate bid price of the Bonds in the Trust portfolio, and the reoffer price is based on the aggregate bid price of the Bonds plus a sales charge of 5.0% of the Public Offering Price (5.263% of the net amount invested) plus net accrued interest. If such a market is not maintained, a Certificateholder will be able to redeem his or her Units with the Trustee at a price also based upon the aggregate bid price of the Bonds. (See "Sponsor Repurchase" and "Public Offering--Offering Price" in Part B of this Prospectus.)


                                       A-3
111485.1

                           MUNICIPAL SECURITIES TRUST
                                    SERIES 2


            SUMMARY OF ESSENTIAL INFORMATION AS OF DECEMBER 31, 1998




Date of Deposit*:  September 13, 1979                                       Minimum Principal Distribution:
Principal Amount of Bonds ...                        $2,105,000                $1.00 per Unit.
Number of Units .............                        5,989                  Weighted Average Life
Fractional Undivided Inter-                                                    to Maturity:  14.6 Years.
  est in Trust per Unit .....                        1/5989                 Minimum Value of Trust:
Principal Amount of                                                            Trust may be terminated if value
  Bonds per Unit ............                        $351.48                   of Trust is less than $3,200,000
Secondary Market Public                                                        in principal amount of Bonds.
  Offering Price**                                                          Mandatory Termination Date:
  Aggregate Bid Price                                                          The earlier of December 31, 2028
    of Bonds in Trust .......                        $2,391,170+++             or the disposition of the last
  Divided by 5,989 Units ....                        $399.26                   Bond in the Trust.
  Plus Sales Charge of 5.0%                                                 Trustee***:  The Chase Manhattan
    of Public Offering Price                         $20.06                    Bank.
  Public Offering Price                                                     Trustee's Annual Fee:  Monthly
    per Unit ................                        $419.32+                  plan $1.08 per $1,000; semi-
Redemption and Sponsor's                                                       annual plan $.60 per $1,000; and
  Repurchase Price                                                             annual plan is $.40 per $1,000.
  per Unit ..................                        $399.26+               Evaluator:  Kenny S&P Evaluation
                                                            +++                Services.
                                                            ++++               Evaluator's Fee for Each
Excess of Secondary Market                                                     Evaluation:  Minimum of $35 plus
  Public Offering Price                                                        $.25 per each issue of Bonds in
  over Redemption and                                                          excess of 50 issues (treating
  Sponsor's Repurchase                                                         separate maturities as separate
  Price per Unit ............                        $20.06++++                issues).
Difference between Public                                                    Sponsor:  Reich & Tang
  Offering Price per Unit                                                      Distributors, Inc.
  and Principal Amount per
  Unit Premium/(Discount) ...                        $67.84
Evaluation Time:  4:00 p.m.
  New York Time.




       PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED



                                                        Monthly             Semi-Annual                 Annual
                                                        Option                Option                    Option
                                                        -------             -----------                 ------

Gross annual interest income# .........                 $26.32                  $26.32                  $26.32
Less estimated annual fees and
  expenses ............................                   1.50                    1.20                    1.15
Estimated net annual interest                            ______                  ______                  ______
  income (cash)# ......................                  $24.82                  $25.12                  $25.17
Estimated interest distribution# ......                    2.07                   12.56                   25.17
Estimated daily interest accrual# .....                   .0689                   .0698                   .0699
Estimated current return#++ ...........                    5.92%                   5.99%                   6.00%
Estimated long term return++ ..........                    3.74%                   3.82%                   3.83%
Record dates ..........................                 1st of              Dec. 1 and                  Dec. 1
                                                        each month          June 1
Interest distribution dates ...........                 15th of             Dec. 15 and                 Dec. 15
                                                        each month          June 15



                                       A-4
111485.1

                  Footnotes to Summary of Essential Information

     * The Date of Deposit is the date on which the Trust Agreement was signed and the deposit of the Bonds with the Trustee made.



     ** Certain amounts distributable as of December 31, 1998, may be reported in the Summary of Essential Information as if they had been distributed at year-end.


     *** The Trustee maintains its principal executive office at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, New York, New York 10004 (tel. no.:
          1-800-882-9898). For information regarding redemption by the Trustee, see "Trustee Redemption" in Part B of this Prospectus.


     + Plus accrued interest to expected date of settlement (approximately three business days after purchase) of $13.58 monthly, $11.84 semi-annually and $12.10 annually.


     ++ The estimated current return and estimated long term return are increased for transactions entitled to a discount (see "Employee Discounts" in Part B of this Prospectus), and are higher under the semi-annual and annual options due to lower Trustee's fees and expenses.

     +++ Based solely upon the bid side evaluation of the underlying Bonds (including, where applicable, undistributed cash in the principal account). Upon tender for redemption, the price to be paid will be calculated as described under "Trustee Redemption" in Part B of this Prospectus.

     ++++ See "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price" in Part B of this Prospectus.

     # Does not include income accrual from original issue discount bonds, if any.

                      FINANCIAL AND STATISTICAL INFORMATION

Selected data for each Unit outstanding for the periods listed below:



                                                                                            Distribu-
                                                        Distributions of Interest           tions of
                                                       During the Period (per Unit)         Principal
                                                       ---------------------------          During
                                    Net Asset*                       Semi-                    the
                       Units Out-     Value            Monthly       Annual      Annual      Period
Period Ended            standing     Per Unit          Option        Option      Option     (Per Unit)
------------           ----------   ----------         -------       ------      ------     ----------


December 31, 1996      6,096          $519.94          $35.30        $35.72       $35.80    $ 27.86
December 31, 1997      6,096           531.40           33.81         34.18        34.26       4.73
December 31, 1998      5,989           409.03           27.97         28.35        28.41     120.92



--------
* Net Asset Value per Unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of Units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets.

                                       A-5
111485.1

                         INFORMATION REGARDING THE TRUST
                             AS OF DECEMBER 31, 1998

                            DESCRIPTION OF PORTFOLIO


          The portfolio of the Trust consists of 6 issues representing obligations of issuers located in 5 states. The Sponsor has participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which 13.8% of the initial aggregate principal amount of the Bonds were acquired. Approximately 63.4*% of the Bonds are obligations of state and local housing authorities; approximately 36.6%* are hospital revenue bonds; none are issued in connection with the financing of nuclear generating facilities; and none are "mortgage subsidy" bonds. All of the Bonds in the Trust are subject to redemption prior to their stated maturity dates pursuant to sinking fund or optional call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). None of the Bonds are general obligation bonds. Six issues representing $2,105,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Federally Subsidized Mortgage 1, Hospital 3 and Housing 2. For an explanation of the significance of these factors see "The Trust--Portfolio" in Part B of this Prospectus.

          As of December 31, 1998, none of the aggregate amount of the Bonds were original issue discount bonds. Approximately 38.2% of the aggregate principal amount of the Bonds in the Trust were purchased at a discount from par value at maturity, approximately 30.9% were purchased at a premium and approximately 30.9% were purchased at par. For an explanation of the significance of these factors see "Discount and Zero Coupon Bonds" in Part B of this Prospectus.

          None of the Bonds in the Trust are subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.



---------------

* A trust is considered to be "concentrated" in a particular category or industry when the securities in that category or industry constitute 25% or more of the aggregate face amount of the portfolio. See Part B for disclosure, including risk factors, regarding this concentration.


                                       A-6
111485.1

                        Report of Independent Accountants

To the Sponsor, Trustee and Certificateholders of
Municipal Securities Trust, Series 2



In our opinion, the accompanying statement of net assets, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Securities Trust, Series 2 (the "Trust") at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the three years then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the Trustee, provide a reasonable basis for the opinion expressed above.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, MA
March 19, 1999

Municipal Securities Trust, Series 2
Portfolio
December 31, 1998
-----------------------------------------------------------------------------------------------------------



                    Aggregate                                                                  Coupon Rate/
  Portfolio         Principal            Name of Issuer and                      Ratings        Date(s) of
     No.             Amount                Title of Bonds                          (1)         Maturity (2)


     1           $    185,000       Helena-West Helena (Arkansas)                  AA           7.650%
                                    Residential Housing Facilities Board,                       9/01/2011
                                    Single Family Mortgage Revenue Bonds
                                    (Privately Insured or Federally Insured
                                    or Guaranteed Mortgage Loans) 1979
                                    Series

     2                465,000       Illinois Health Facilities Authority           AAA          7.500
                                    Revenue Bonds, Series 1979 (Mercy                           9/01/2009
                                    Center for Health Care Services
                                    Project) - Aurora, Illinois

     3                500,000       Denham Springs/Livingston Housing              AAA          7.200
                                    and Mortgage Finance Authority                              8/01/2011
                                    (Denham Springs, Louisiana) Single
                                    Family Mortgage Revenue Bonds
                                    (Multiple Originators and Servicers)
                                    1979 Series A

     4                650,000       Northeastern Oklahoma Housing                  NR           8.000
                                    Finance Corporation (Nowata,                                4/01/2020
                                    Oklahoma, Section 8 Assisted Project)
                                    First Lien Revenue Bonds, Series 1979

     5                200,000       Anderson County, South Carolina                AAA          6.625
                                    Hospital Facilities Revenue Bonds,                          8/01/2009
                                    Series 1979 (Anderson Memorial
                                    Hospital)

     6                105,000       Charleston County, South Carolina              AAA          7.000
                                    Hospital Facilities Revenue Bonds                           10/01/2011
                                    Series 1979 (Roper Hospital Project)

                 ------------
                 $  2,105,000       Total Investments (Cost $2,088,044)
                 ============

                     Redemption
                   Feature (2)(4)
  Portfolio       S.F.-Sinking Fund             Market
     No.           Ref.-Refunding              Value (3)


     1             Currently @ 100 S.F.         $185,318
                   3/01/99 @ 100 Ref.



     2             9/01/99 @ 100 S.F.            544,436
                   None



     3             No Sinking Fund               627,835
                   None



     4             4/01/11 @ 100 S.F.            672,373
                   4/01/99 @ 103 Ref.



     5             Currently @ 100 S.F.          238,894
                   None



     6             Currently @ 100 S.F.          122,306
                   None

                                              ----------
                                              $2,391,162
                                              ==========



   See accompanying footnotes to portfolio and notes to financial statements.


Municipal Securities Trust, Series 2
Footnotes to Portfolio
--------------------------------------------------------------------------------



1. All ratings are by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. A brief description of the ratings symbols and their meaning is set forth under "Description of Bond Ratings" in Part B of the Prospectus.

2. See "The Trust - Portfolio" in Part B of the Prospectus for an explanation of redemption features. See "Tax Status" in Part B of the Prospectus for a statement of the Federal tax consequences to a Certificateholder upon the sale, redemption or maturity of a bond.

3. At December 31, 1998, the net unrealized appreciation of all the bonds was comprised of the following:

             Gross unrealized appreciation       $       303,118
             Gross unrealized depreciation                     -
                                                 ---------------
             Net unrealized appreciation         $       303,118
                                                 ===============

4. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues).




   The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Series 2

Statement of Net Assets
December 31, 1998
--------------------------------------------------------------------------------





Investments in Securities,
      at Market Value (Cost $2,088,044)                $    2,391,162
                                                       --------------
Other Assets
      Accrued Interest                                         51,701
      Cash                                                      6,791
                                                       --------------
           Total Other Assets                                  58,492
                                                       --------------
Net Assets (5,989 Units of Fractional Undivided
      Interest Outstanding, $409.03 per Unit)          $    2,449,654
                                                       ==============
















   The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Series 2

Statement of Operations
--------------------------------------------------------------------------------




                                                             For the Years Ended December 31,
                                                          1998              1997              1996

Investment Income
      Interest                                     $   174,795       $   215,739       $   225,477
                                                   ------------      -----------       ------------

Expenses
      Trustee's Fees                                     8,435             8,043             6,963
      Evaluator's Fee                                    3,436             3,176             3,273
                                                   ------------      -----------       ------------

           Total Expenses                               11,871            11,219            10,236
                                                   ------------      -----------       ------------

      Net Investment Income                            162,924           204,520           215,241
                                                   ------------      -----------       ------------

Realized and Unrealized Gain (Loss)
      Realized Gain
           on Investments                               10,015               212             4,963

      Unrealized Appreciation
           (Depreciation) on Investments               (11,390)          100,917           (86,009)
                                                   -----------       -----------       -----------

      Net Gain (Loss) on Investments                    (1,375)          101,129           (81,046)
                                                   -----------       -----------       -----------

      Net Increase
           in Net Assets
           Resulting From Operations               $   161,549       $   305,649       $   134,195
                                                   ===========       ===========       ===========






   The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Series 2

Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                               For the Years Ended December 31,
                                                        1998                   1997               1996

Operations
Net Investment Income                              $    162,924        $    204,520       $    215,241
Realized Gain
      on Investments                                     10,015                 212              4,963
Unrealized Appreciation
      (Depreciation) on Investments                     (11,390)            100,917            (86,009)
                                                   ------------        ------------       ------------
            Net Increase in
                  Net Assets Resulting
                  From Operations                       161,549             305,649            134,195
                                                   ------------        ------------       ------------

Distributions to Certificateholders
      Investment Income                                 170,124             206,969            216,794
      Principal                                         732,208              28,834            170,447

Redemptions
      Interest                                            1,407                ----              1,009
      Principal                                          47,584                ----             30,710
                                                   ------------        ------------       ------------

           Total Distributions
               and Redemptions                          951,323             235,803            418,960
                                                   ------------        ------------       ------------

           Total Increase (Decrease)                   (789,774)             67,002           (284,765)

Net Assets
      Beginning of Year                               3,239,428           3,169,582          3,454,347
                                                   ------------        ------------       ------------
      End of Year (Including
           Undistributed Net Investment
           Income of $58,487, $67,094
           and $69,543, Respectively)              $  2,449,654        $  3,239,428       $  3,169,582
                                                   ============        ============       ============




   The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Series 2

Financial Highlights
--------------------------------------------------------------------------------



           Selected data for a unit of the Trust outstanding: *
                                                                                   For the years ended December 31,
                                                                           1998                 1997                1996

           Net Asset Value, Beginning of Year**                        $   531.40           $   519.94          $   561.32
                                                                       ----------           ----------          ----------
               Interest Income                                              28.93                35.39               36.81
               Expenses                                                     (1.96)               (1.84)              (1.67)
                                                                       ----------           ----------          ----------
               Net Investment Income                                        26.97                33.55               35.14
                                                                       ----------           ----------          ----------
               Net Gain or Loss on Investments(1)                             .21                14.59              (13.14)
                                                                       ----------           ----------          ----------
           Total from Investment Operations                                 27.18                48.14               22.00
                                                                       ----------           ----------          ----------
           Less Distributions
               to Certificateholders
                    Income                                                  28.15                33.95               35.39
                    Principal                                              121.17                 4.73               27.83
               for Redemptions
                    Interest                                                  .23              ----                    .16
                                                                       ----------           ----------          ----------
           Total Distributions                                             149.55                38.68               63.38
                                                                       ----------           ----------          ----------
           Net Asset Value, End of Year**                              $   409.03           $   531.40          $   519.94
                                                                       ==========           ==========          ==========

(1) Net gain or loss on investments is a result of changes in outstanding units since January 1, 1998 and 1996, respectively, and the dates of net gain and loss on investments.





--------
     *     Unless otherwise stated, based upon average units outstanding during the year of 6,043 ([5,989 + 6,096]/2) for 1998, 6,096 ([6,096 +
           6,096]/2) for 1997 and of 6,125 ([6,096 + 6,154]/2) for 1996.

    **     Based upon actual units outstanding



   The accompanying notes form an integral part of the financial statements.


Municipal Securities Trust, Series 2

Notes to Financial Statements
--------------------------------------------------------------------------------



1.         Organization

           Municipal Securities Trust, Series 2 (the "Trust") was organized on September 13, 1979 by Bear, Stearns & Co. Inc. under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940. The Trust was formed to preserve capital and to provide interest income.

           Effective September 28, 1995, Reich & Tang Distributors, Inc. ("Reich & Tang") has become the successor sponsor (the "Sponsor") to certain of the unit investment trusts previously sponsored by Bear, Stearns & Co. Inc. As successor Sponsor, Reich & Tang has assumed all of the obligations and rights of Bear, Stearns & Co. Inc., the previous sponsor.

2.         Summary of Significant Accounting Policies

           The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. Interest income is recorded on the accrual basis.

           Security Valuation
           Investments are carried at market value which is determined by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. The market value of the portfolio is based upon the bid prices for the bonds at the end of the year, which approximates the fair value of the security at that date, except that the market value on the date of deposit represents the cost to the Trust based on the offering prices for investments at that date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

Municipal Securities Trust, Series 2

Notes to Financial Statements
--------------------------------------------------------------------------------



3.         Income Taxes

           No provision for federal income taxes has been made in the accompanying financial statements because the Trust intends to continue to qualify for the tax treatment applicable to Grantor Trusts under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net income and capital gains that are distributed to unitholders.

4.         Trust Administration

           The Bank of New York (the "Trustee") has custody of assets and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control related thereto. The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements.

           The Trust Indenture and Agreement provides for interest distributions as often as monthly (depending upon the distribution plan elected by the Certificateholders).

           The Trust Indenture and Agreement further requires that principal received from the disposition of bonds, other than those bonds sold in connection with the redemption of units, be distributed to Certificateholders.

           The Trust Indenture and Agreement also requires the Trust to redeem units tendered. For the years ended December 31, 1998, 1997 and 1996, 107, 0 and 58 units were redeemed, respectively.

           The Trust pays an annual fee for trustee services rendered by the Trustee that ranges from $.40 to $1.08 per $1,000 of outstanding investment principal. In addition, a minimum fee of $35.00 is paid to a service bureau for each portfolio valuation. For the years ended December 31, 1998, 1997 and 1996, the "Trustee's Fees" are comprised of Trustee fees of $2,390, $2,593 and $2,771 and other expenses of $6,045, $5,450 and $4,192, respectively. The other expenses include professional, printing and miscellaneous fees.

Municipal Securities Trust, Series 2

Notes to Financial Statements
--------------------------------------------------------------------------------



5.         Net Assets

           At December 31, 1998, the net assets of the Trust represented the interest of Certificateholders as follows:

             Original cost to Certificateholders             $       8,207,757
             Less Initial Gross Underwriting Commission                369,360
                                                             -----------------
                                                                     7,838,397
             Accumulated Cost of Securities Sold,
                 Matured or Called                                  (5,750,353)
             Net Unrealized Appreciation                               303,118
             Undistributed Net Investment Income                        58,487
             Undistributed Proceeds From Investments                         5
                                                             -----------------
                 Total                                       $       2,449,654
                                                             =================

           The original cost to Certificateholders, less the initial gross underwriting commission, represents the aggregate initial public offering price net of the applicable sales charge on 8,000 units of fractional undivided interest of the Trust as of the date of deposit.

6.         Concentration of Credit Risk

           Since the Trust invests a portion of its assets in municipal bonds, it may be affected by economic and political developments in the municipalities. Certain debt obligations held by the Trust may be entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

                     Prospectus Part A Dated April 30, 1999


                           MUNICIPAL SECURITIES TRUST

                               1ST DISCOUNT SERIES
                             (MULTIPLIER PORTFOLIO)

------------------------------------------------------------------------------


          The Trust is a unit investment trust designated 1st Discount Series ("Municipal Discount Trust") with an underlying portfolio of long-term tax-exempt bonds and was formed to preserve capital and to provide interest income which, in the opinions of bond counsel to the respective issuers, is, with certain exceptions, currently exempt from regular federal income tax under existing law but may be subject to state and local taxes. There can be no assurance that the Trust's objectives will be achieved. Although the Supreme Court has determined that Congress has the authority to subject interest on bonds such as the Bonds in the Trust to federal income taxation, existing law excludes such interest from regular federal income tax. Such interest income may, however, be subject to the federal individual and corporate alternative minimum tax and to state and local taxes. (See "Description of Portfolio" in this Part A for a description of those Bonds, if any, which pay interest income subject to the federal individual alternative minimum tax. In addition, capital gains are subject to tax. (See "Tax Status" and "The Trust--Portfolio" in Part B of this Prospectus.) The Sponsor is Reich & Tang Distributors, Inc. The value of the Units of the Trust will fluctuate with the value of the bonds. Minimum purchase: 1 Unit.


          This Prospectus consists of two parts. Part A contains the Summary of Essential Information as of December 31, 1998 (the "Evaluation Date"), a summary of certain specific information regarding the Trust and audited financial statements of the Trust, including the related portfolio, as of the Evaluation Date. Part B of this Prospectus contains a general summary of the Trust. Part A of this Prospectus may not be distributed unless accompanied by Part B. Investors should retain both parts of this Prospectus for future reference. The Securities and Exchange Commission ("SEC") maintains a website that contains reports, proxy and information statements and other information regarding the Trust which is filed electronically with the SEC. The SEC's Internet address is http:www.sec.gov. Offering materials for the sale of these units available through the Internet are not being offered directly or indirectly to residents of a particular state nor is an offer of these units through the Internet specifically directed to any person in a state by, or on behalf of, the issuer.


          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


          THE TRUST. The Trust seeks to achieve its investment objectives through investment in a fixed, diversified portfolio of long-term bonds issued by or on behalf of states, municipalities and public authorities (the "Bonds"). All of the Bonds in the Trust were rated "A" or better by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, or Moody's Investors Service, Inc. at the time originally deposited in the Trust. For a discussion of the significance of such ratings see "Description of Bond Ratings" in Part B of this Prospectus and for a list of ratings on the Evaluation Date see the "Portfolio".


                                       A-1
112976.1

          The Bonds were acquired at prices which resulted in the portfolio as a whole being purchased at a deep discount from par value. The portfolio may also include bonds issued at a substantial original issue discount some of which may be "Zero Coupon Bonds", which are original issue discount bonds that provide for payment at maturity at par value, but do not provide for the payment of current interest. Some of the Bonds in the portfolio may have been purchased at an aggregate premium over par. Some of the Bonds in the Trust have been issued with optional refunding or refinancing provisions ("Refunded Bonds") whereby the issuer of the Bond has the right to call such Bond prior to its stated maturity date (and other than pursuant to sinking fund provisions) and to issue new bonds ("Refunding Bonds") in order to finance the redemption. Issuers typically utilize refunding calls in order to take advantage of lower interest rates in the marketplace. Some of these Refunded Bonds may be called for redemption pursuant to pre-refunding provisions ("Pre- Refunded Bonds") whereby the proceeds from the issue of the Refunding Bonds are typically invested in government securities in escrow for the benefit of the holders of the Pre-Refunded Bonds until the refunding call date. Usually, Pre-Refunded Bonds will bear a triple-A rating because of this escrow. The issuers of Pre-Refunded Bonds must call such Bonds on their refunding call date. Therefore, as of such date, the Trust will receive the call price for such bonds but will cease receiving interest income with respect to them. For a list of those Bonds which are Pre-Refunded Bonds as of the Evaluation Date, if any, see "Notes to Financial Statements" in this Part A. The payment of interest and preservation of capital are, of course, dependent upon the continuing ability of the issuers of the Bonds to meet their obligations.

          Investment in the Trust should be made with an understanding of the risks which an investment in long-term fixed rate obligations may entail, including the risk that the value of the underlying portfolio will decline with increases in interest rates, and that the value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. A Trust designated as a long-term trust must have a dollar-weighted average portfolio maturity of more than ten years.


          Each Unit in the Trust represents a 1/6827th undivided interest in the principal and net income of the Trust. The principal amount of Bonds deposited in the Trust per Unit is reflected in the Summary of Essential Information. (See "The Trust--Organization" in Part B of this Prospectus.) The Units being offered hereby are issued and outstanding Units which have been purchased by the Sponsor in the secondary market.




          PUBLIC OFFERING PRICE. The secondary market Public Offering Price of each Unit is equal to the aggregate bid price of the Bonds in the Trust divided by the number of Units outstanding, plus a sales charge of 5.1% of the Public Offering Price, which is the same as 5.374% of the net amount invested in Bonds per Unit. In addition, accrued interest to expected date of settlement including earned original issue discount is added to the Public Offering Price. If Units had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $506.00 plus accrued interest of $15.89 under the monthly distribution plan, $15.18 under the semi-annual distribution plan and $15.16 under the annual distribution plan, for a total of $521.89, $521.18 and $521.16, respectively. The Public Offering Price per Unit can vary on a daily basis in accordance with fluctuations in the aggregate bid price of the Bonds. (See the "Summary of Essential Information" and "Public Offering--Offering Price" in Part B of this Prospectus.)


          ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN. Units of each Trust are offered to investors on a "dollar price" basis (using the computation method described under "Public Offering -- Offering Price" in Part B) as distinguished from a "yield price" basis often used in offerings of tax exempt bonds (involving the lesser of the yield as computed to maturity of bonds or to an earlier redemption date). Since they are offered on a dollar

                                       A-2
112976.1
price basis, the rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".

          Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in the Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in the Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of the Trust); and (3) reducing the average yield for the portfolio of the Trust in order to reflect estimated fees and expenses of the Trust and the maximum sales charge paid by investors. The resulting Estimated Long Term Return represents a measure of the return to investors earned over the estimated life of the Trust. (For the Estimated Long Term Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information".)

          Estimated Current Return is a measure of the Trust's cash flow. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolio of the Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity.

          The Estimated Net Annual Interest Income per Unit of the Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to the Trust and with the redemption, maturity, sale or other disposition of the Bonds in the Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future. (For the Estimated Current Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information". See "Estimated Long Term Return and Estimated Current Return" in Part B of this Prospectus.)

          A schedule of cash flow projections is available from the Sponsor upon request.

          DISTRIBUTIONS. Distributions of interest income, less expenses, will be made by the Trust either monthly, semi-annually or annually depending upon the plan of distribution applicable to the Unit purchased. A purchaser of a Unit in the secondary market will initially receive distributions in accordance with the plan selected by the prior owner of such Unit and may thereafter change the plan as provided under "Interest and Principal Distributions" in Part B of the Prospectus. Distributions of principal, if any, will be made semi-annually on June 15 and December 15 of each year. (See "Rights of Certificateholders--Interest and Principal Distributions" in Part B of this Prospectus. For estimated monthly, semi-annual and annual interest distributions, see "Summary of Essential Information.")

          MARKET FOR UNITS. The Sponsor, although not obligated to do so, intends to maintain a market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of the Trust. The secondary market repurchase price is based on the aggregate bid price of the Bonds in the Trust portfolio, and the reoffer price is based on the aggregate bid price of the

                                       A-3
112976.1

Bonds plus a sales charge of 5.1% (5.374% of the net amount invested) plus net accrued interest. If such a market is not maintained, a Certificateholder will be able to redeem his or her Units with the Trustee at a price also based upon the aggregate bid price of the Bonds. (See "Sponsor Repurchase" and "Public Offering--Offering Price" in Part B of this Prospectus.)


                                       A-4
112976.1

                           MUNICIPAL SECURITIES TRUST
                               1ST DISCOUNT SERIES

            SUMMARY OF ESSENTIAL INFORMATION AS OF DECEMBER 31, 1998





Date of Deposit*:  September 23, 1981                             Evaluation Time:  4:00 p.m.
Principal Amount of Bonds ...             $2,585,000                 New York Time.
Number of Units .............             6,827                   Minimum Principal Distribution:
Fractional Undivided Inter-                                          $1.00 per Unit.
  est in Trust per Unit .....             1/6827                  Weighted Average Life
Principal Amount of                                                  to Maturity:  15.4 Years.
  Bonds per Unit ............             $378.64                 Minimum Value of Trust:
Secondary Market Public                                              Trust may be terminated if
  Offering Price**                                                   value of Trust is less than
  Aggregate Bid Price                                                $4,400,000 in principal amount
    of Bonds in Trust .......             $3,287,035+++              of Bonds.
  Divided by 6,827 Units ....             $481.48                 Mandatory Termination Date:
  Plus Sales Charge of 5.1%                                          The earlier of December 31,
    of Public Offering Price              $24.52                     2030 or the disposition of the
  Public Offering Price                                              last Bond in the Trust.
    per Unit ................             $506.00+                Trustee***:  The Chase Manhattan
Redemption and Sponsor's                                             Bank.
  Repurchase Price                                                Trustee's Annual Fee:  Monthly
  per Unit ..................             $481.48+                   plan $1.08 per $1,000; semi-
                                                 +++                 annual plan $.60 per $1,000;
                                                 ++++                and annual plan is $.40 per
Excess of Secondary Market                                           $1,000.
  Public Offering Price                                           Evaluator:  Kenny S&P Evaluation
  over Redemption and                                                Services.
  Sponsor's Repurchase                                            Evaluator's Fee for Each
  Price per Unit ............             $24.52++++                 Evaluation:  Minimum of $12
Difference between Public                                            plus $.25 per each issue of
  Offering Price per Unit                                            Bonds in excess of 50 issues
  and Principal Amount per                                           (treating separate maturities
  Unit Premium/(Discount) ...             $127.36                    as separate issues).
                                                                   Sponsor:  Reich & Tang
                                                                     Distributors, Inc.



       PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED


                                                  Monthly             Semi-Annual        Annual
                                                  Option                Option           Option
                                                  -------             -----------        ------

Gross annual interest income# .........           $29.56                  $29.56         $29.56
Less estimated annual fees and
  expenses ............................             1.30                    1.05            .97
Estimated net annual interest                      _____                  ______         ______
  income (cash)# ......................           $28.26                  $28.51         $28.59
Estimated interest distribution# ......             2.36                   14.26          28.59
Estimated daily interest accrual# .....            .0785                   .0792          .0794
Estimated current return#++ ...........            5.58%                   5.63%          5.65%
Estimated long term return++ ..........            4.01%                   4.07%          4.08%
Record dates ..........................           1st of              Dec. 1 and         Dec. 1
                                                  each month          June 1
Interest distribution dates ...........           15th of             Dec. 15 and        Dec. 15
                                                  each month          June 15



                                       A-5
112976.1

                  Footnotes to Summary of Essential Information


     * The Date of Deposit is the date on which the Trust Agreement was signed and the deposit of the Bonds with the Trustee made.


     ** Certain amounts distributable as of December 31, 1998, may be reported in the Summary of Essential Information as if they had been distributed at year-end.


     *** The Trustee maintains its principal executive office at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, New York, New York 10004 (tel. no.:
          1-800-882-9898). For information regarding redemption by the Trustee, see "Trustee Redemption" in Part B of this Prospectus.


     + Plus accrued interest to expected date of settlement (approximately three business days after purchase) of $15.89 monthly, $15.18 semi-annually and $15.16 annually.


     ++ The estimated current return and estimated long term return are increased for transactions entitled to a discount (see "Employee Discounts" in Part B of this Prospectus), and are higher under the semi-annual and annual options due to lower Trustee's fees and expenses.

     +++ Based solely upon the bid side evaluation of the underlying Bonds (including, where applicable, undistributed cash in the principal account). Upon tender for redemption, the price to be paid will be calculated as described under "Trustee Redemption" in Part B of this Prospectus.

     ++++ See "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price" in Part B of this Prospectus.

     # Does not include income accrual from original issue discount bonds, if any.

                      FINANCIAL AND STATISTICAL INFORMATION

Selected data for each Unit outstanding for the periods listed below:





                                                                                                   Distribu-
                                                           Distributions of Interest               tions of
                                                           During the Period (per Unit)            Principal
                                                           ---------------------------             During
                                        Net Asset*                       Semi-                       the
                      Units Out-          Value            Monthly       Annual        Annual       Period
Period Ended           standing          Per Unit          Option        Option        Option      (Per Unit)
------------          ----------        ----------         -------       ------        ------      ----------

December 31, 1996        7,197            $608.46          $37.05       $39.22        $39.33         $ 23.92
December 31, 1997        6,959             645.34           37.90        38.25         38.35            1.14
December 31, 1998        6,827             495.58           29.87        30.19         30.28          131.34

--------
* Net Asset Value per Unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of Units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets.

                                       A-6
112976.1

                         INFORMATION REGARDING THE TRUST
                             AS OF DECEMBER 31, 1998


DESCRIPTION OF PORTFOLIO*

          The portfolio of the Trust consists of 5 issues representing obligations of issuers located in 5 states. The Sponsor has participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which 5% of the initial aggregate principal amount of the Bonds were acquired. None of the Bonds are obligations of state and local housing authorities; approximately 19.3% are hospital revenue bonds; none are issued in connection with the financing of nuclear generating facilities; and approximately 22.4% are "mortgage subsidy" bonds. All of the Bonds in the Trust are subject to redemption prior to their stated maturity dates pursuant to sinking fund or optional call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). None of the Bonds are general obligation bonds. Five issues representing $2,585,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Coal Power 1, Hospital 1, Housing 1, Toll Road Revenue 1, and Water and Sewer Revenue 1. For an explanation of the significance of these factors see "The Trust--Portfolio" in Part B of this Prospectus.

          As of December 31, 1998, $580,000 (approximately 22.4% of the aggregate principal amount of the Bonds) were original issue discount bonds. Of these original issue discount bonds, none were Zero Coupon Bonds. Approximately 77.6% of the aggregate principal amount of the Bonds in the Trust were purchased at a "market" discount from par value at maturity, none were purchased at a premium and none were purchased at par. For an explanation of the significance of these factors see "Discount and Zero Coupon Bonds" in Part B of this Prospectus.

                     None of the Bonds in the Trust are subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.


--------
* Changes in the Trust Portfolio: From January 1, 1999 to March 19, 1999, $20,000 of the principal amount of the Bond in portfolio no. 4 was called and is no longer contained in the Trust.

                                       A-7
112976.1

                        Report of Independent Accountants

To the Sponsor, Trustee and Certificateholders of
Municipal Securities Trust, 1st Discount Series



In our opinion, the accompanying statement of net assets, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Securities Trust, 1st Discount Series (the "Trust") at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the three years then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the Trustee, provide a reasonable basis for the opinion expressed above.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, MA
March 19, 1999

Municipal Securities Trust, 1st Discount Series
Portfolio
December 31, 1998
----------------------------------------------------------------------------------------------------------



                   Aggregate                                                                Coupon Rate/
  Portfolio        Principal             Name of Issuer and                     Ratings      Date(s) of
     No.            Amount                 Title of Bonds                         (1)       Maturity (2)


     1          $    500,000        Connecticut Health & Education                NR         7.000%
                                    Facilities Authority, Yale-New Haven                     7/01/2012
                                    Hospital, Series B Revenue

     2               430,000        Escambia County Utilities Authority,          AAA        9.500
                                    Florida, Water and Sewer Revenue                         9/01/2011
                                    Bonds Series 1981 (MBIA Insured)

     3               375,000        State of Indiana, Indiana Toll Road           AAA        9.000
                                    Commission East-West Toll Bond                           1/01/2015
                                    Revenue Bonds, 1980 Series

     4               580,000        Minnesota Housing Finance Agency,             AA         6.250
                                    Housing Development, 1977 Series A                       2/01/2020

     5               700,000        Sam Rayburn Municipal Power Agency            AAA        8.000
                                    (Texas) Power Supply System Revenue                      9/01/2012
                                    Bonds, Series 1981
                ------------
                $  2,585,000        Total Investments (Cost $1,597,954)
                ============


                       Redemption
                     Feature (2)(4)
  Portfolio         S.F.-Sinking Fund          Market
     No.             Ref.-Refunding           Value (3)


     1               7/01/01 @ 100 S.F.       $    583,620
                     None


     2               9/01/10 @ 100 S.F.            630,006
                     None


     3               1/01/11 @ 100 S.F.            543,735
                     None


     4               2/01/99 @ 101 S.F.            586,548
                     2/01/01 @ 100 Ref.

     5               No Sinking Fund               943,103
                     None                     ------------
                                              $  3,287,012
                                              ============


   See accompanying footnotes to portfolio and notes to financial statements.


Municipal Securities Trust, 1st Discount Series
Footnotes to Portfolio
--------------------------------------------------------------------------------



1. All ratings are by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. A brief description of the ratings symbols and their meaning is set forth under "Description of Bond Ratings" in Part B of the Prospectus.

2. See "The Trust - Portfolio" in Part B of the Prospectus for an explanation of redemption features. See "Tax Status" in Part B of the Prospectus for a statement of the Federal tax consequences to a Certificateholder upon the sale, redemption or maturity of a bond.

3. At December 31, 1998, the net unrealized appreciation of all the bonds was comprised of the following:

          Gross unrealized appreciation                   $       1,689,058
          Gross unrealized depreciation                                   -
                                                          -----------------

          Net unrealized appreciation                     $       1,689,058
                                                          =================

4. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues).






   The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, 1st Discount Series

Statement of Net Assets
December 31, 1998
--------------------------------------------------------------------------------



Investments in Securities,
      at Market Value (Cost $1,597,954)                $    3,287,012
                                                       --------------
Other Assets
      Accrued Interest                                         81,763
      Cash                                                     14,571
                                                       --------------
           Total Other Assets                                  96,334
                                                       --------------
Net Assets (6,827 Units of Fractional Undivided
      Interest Outstanding, $495.58 per Unit)          $    3,383,346
                                                       ==============

















   The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, 1st Discount Series

Statement of Operations
--------------------------------------------------------------------------------




                                                                For the Years Ended December 31,
                                                           1998               1997               1996

Investment Income
      Interest                                      $   208,847        $   276,883        $   298,807
                                                   ------------        -----------        -----------

Expenses
      Trustee's Fees                                      9,944              9,946              8,628
      Evaluator's Fee                                     3,273              3,013              3,273
                                                   ------------        -----------        -----------

           Total Expenses                                13,217              2,959             11,901
                                                   ------------        -----------        -----------

      Net Investment Income                             195,630            263,924            286,906
                                                   ------------        -----------        -----------

Realized and Unrealized Gain (Loss)
      Realized Gain
           on Investments                               424,807            122,791            208,457

      Unrealized Appreciation
           (Depreciation) on Investments               (543,243)           146,105           (330,248)
                                                   ------------        -----------        -----------

      Net Gain (Loss) on Investments                   (118,436)           268,896           (121,791)
                                                   ------------        -----------        -----------
      Net Increase
           in Net Assets
           Resulting From Operations               $     77,194        $   532,820        $   165,115
                                                   ============        ===========        ===========











   The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, 1st Discount Series

Statement of Changes in Net Assets
--------------------------------------------------------------------------------




                                                              For the Years Ended December 31,
                                                          1998               1997             1996

Operations
Net Investment Income                              $    195,630       $    263,924       $    286,906
Realized Gain
      on Investments                                    424,807            122,791            208,457
Unrealized Appreciation
      (Depreciation) on Investments                    (543,243)           146,105           (330,248)
                                                   ------------       ------------       ------------
            Net Increase in
                  Net Assets Resulting
                  From Operations                        77,194            532,820            165,115
                                                   ------------       ------------       ------------
Distributions to Certificateholders
      Investment Income                                 205,381            267,137            289,077
      Principal                                         902,751              7,933            176,243

Redemptions
      Interest                                            2,048              4,129             10,486
      Principal                                          74,566            141,812            396,132
                                                   ------------       ------------       ------------

           Total Distributions
               and Redemptions                        1,184,746            421,011            871,938
                                                   ------------       ------------       ------------

           Total Increase (Decrease)                 (1,107,552)           115,320           (706,823)

Net Assets
      Beginning of Year                               4,490,898          4,379,089          5,085,912
                                                   ------------       ------------       ------------
      End of Year (Including
           Undistributed Net Investment
           Income of $96,315, $108,114
           and $115,456, Respectively)             $  3,383,346       $  4,490,898       $  4,379,089
                                                   ============       ============       ============



    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, 1st Discount Series

Financial Highlights
--------------------------------------------------------------------------------



           Selected data for a unit of the Trust outstanding: *

                                                                                For the years ended December 31,
                                                                        1998                 1997                1996

           Net Asset Value, Beginning of Year**                     $   645.34           $   608.46          $   648.38
                                                                    ----------           ----------          ----------
               Interest Income                                           30.30                39.12               39.73
               Expenses                                                  (1.92)               (1.83)              (1.58)
                                                                    ----------           ----------          ----------
               Net Investment Income                                     28.38                37.29               38.15
                                                                    ----------           ----------          ----------
               Net Gain or Loss on Investments(1)                       (17.07)               39.03              (14.81)
                                                                    ----------           ----------          ----------

           Total from Investment Operations                              11.31                76.32               23.34
                                                                    ----------           ----------          ----------
           Less Distributions
               to Certificateholders
                    Income                                               29.80                37.74               38.44
                    Principal                                           130.97                 1.12               23.43
               for Redemptions
                    Interest                                               .30                  .58                1.39
                                                                    ----------           ----------            --------
           Total Distributions                                          161.07                39.44               63.26
                                                                    ----------           ----------            --------
           Net Asset Value, End of Year**                           $   495.58           $   645.34            $ 608.46
                                                                    ==========           ==========            ========

(1) Net gain or loss on investments is a result of changes in outstanding units since January 1, 1998, 1997 and 1996, respectively, and the dates of net gain and loss on investments.



--------
     *     Unless otherwise stated, based upon average units outstanding during the year of 6,893 ([6,827 + 6,959]/2) for 1998, 7,078 ([6,959 +
           7,197]/2) for 1997 and of 7,521 ([7,197 + 7,844]/2) for 1996.

    **     Based upon actual units outstanding



   The accompanying notes form an integral part of the financial statements.


Municipal Securities Trust, 1st Discount Series

Notes to Financial Statements
--------------------------------------------------------------------------------


1.         Organization

           Municipal Securities Trust, 1st Discount Series (the "Trust") was organized on September 23, 1981 by Bear, Stearns & Co. Inc. under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940. The Trust was formed to preserve capital and to provide interest income.

           Effective September 28, 1995, Reich & Tang Distributors, Inc. ("Reich & Tang") has become the successor sponsor (the "Sponsor") to certain of the unit investment trusts previously sponsored by Bear, Stearns & Co. Inc. As successor Sponsor, Reich & Tang has assumed all of the obligations and rights of Bear, Stearns & Co. Inc., the previous sponsor.

2.         Summary of Significant Accounting Policies

           The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. Interest income is recorded on the accrual basis.

           Security Valuation
           Investments are carried at market value which is determined by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. The market value of the portfolio is based upon the bid prices for the bonds at the end of the year, which approximates the fair value of the security at that date, except that the market value on the date of deposit represents the cost to the Trust based on the offering prices for investments at that date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

Municipal Securities Trust, 1st Discount Series

Notes to Financial Statements
--------------------------------------------------------------------------------



3.         Income Taxes

           No provision for federal income taxes has been made in the accompanying financial statements because the Trust intends to continue to qualify for the tax treatment applicable to Grantor Trusts under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net income and capital gains that are distributed to unitholders.

4.         Trust Administration

           The Bank of New York (the "Trustee") has custody of assets and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control related thereto. The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements.

           The Trust Indenture and Agreement provides for interest distributions as often as monthly (depending upon the distribution plan elected by the Certificateholders).

           The Trust Indenture and Agreement further requires that principal received from the disposition of bonds, other than those bonds sold in connection with the redemption of units, be distributed to Certificateholders.

           The Trust Indenture and Agreement also requires the Trust to redeem units tendered. For the years ended December 31, 1998, 1997 and 1996, 132, 238 and 647 units were redeemed, respectively.

           The Trust pays an annual fee for trustee services rendered by the Trustee that ranges from $.40 to $1.08 per $1,000 of outstanding investment principal. In addition, a minimum fee of $12.00 is paid to a service bureau for each portfolio valuation. For the years ended December 31, 1998, 1997 and 1996, the "Trustee's Fees" are comprised of Trustee fees of $2,895, $3,552 and $3,940 and other expenses of $7,049, $6,394 and $4,688, respectively. The other expenses include professional, printing and miscellaneous fees.

Municipal Securities Trust, 1st Discount Series

Notes to Financial Statements
--------------------------------------------------------------------------------



5.         Net Assets

           At December 31, 1998, the net assets of the Trust represented the interest of Certificateholders as follows:

               Original cost to Certificateholders            $     8,043,970
               Less Initial Gross Underwriting Commission             442,330
                                                              ---------------
                                                                    7,601,640
               Accumulated Cost of Securities Sold,
                   Matured or Called                               (6,003,686)
               Net Unrealized Appreciation                          1,689,058
               Undistributed Net Investment Income                     96,315
               Undistributed Proceeds From Investments                     19
                                                              ---------------
                   Total                                      $     3,383,346
                                                              ===============

           The original cost to Certificateholders, less the initial gross underwriting commission, represents the aggregate initial public offering price net of the applicable sales charge on 11,000 units of fractional undivided interest of the Trust as of the date of deposit.

6.         Concentration of Credit Risk

           Since the Trust invests a portion of its assets in municipal bonds, it may be affected by economic and political developments in the municipalities. Certain debt obligations held by the Trust may be entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

                     Prospectus Part A Dated April 30, 1999


                           MUNICIPAL SECURITIES TRUST

                               2nd DISCOUNT SERIES
                             (MULTIPLIER PORTFOLIO)

--------------------------------------------------------------------------------

          The Trust is a unit investment trust designated 2nd Discount Series ("Municipal Discount Trust") with an underlying portfolio of long-term tax-exempt bonds and was formed to preserve capital and to provide interest income which, in the opinions of bond counsel to the respective issuers, is, with certain exceptions, currently exempt from regular federal income tax under existing law but may be subject to state and local taxes. There can be no assurance that the Trust's objectives will be achieved. Although the Supreme Court has determined that Congress has the authority to subject interest on bonds such as the Bonds in the Trust to federal income taxation, existing law excludes such interest from regular federal income tax. Such interest income may, however, be subject to the federal individual and corporate alternative minimum tax and to state and local taxes. (See "Description of Portfolio" in this Part A for a description of those Bonds, if any, which pay interest income subject to the federal individual alternative minimum tax.) In addition, capital gains are subject to tax. (See "Tax Status" and "The Trust--Portfolio" in Part B of this Prospectus.) The Sponsor is Reich & Tang Distributors, Inc. The value of the Units of the Trust will fluctuate with the value of the bonds. Minimum purchase: 1 Unit.


          This Prospectus consists of two parts. Part A contains the Summary of Essential Information as of December 31, 1998 (the "Evaluation Date"), a summary of certain specific information regarding the Trust and audited financial statements of the Trust, including the related portfolio, as of the Evaluation Date. Part B of this Prospectus contains a general summary of the Trust. Part A of this Prospectus may not be distributed unless accompanied by Part B. Investors should retain both parts of this Prospectus for future reference. The Securities and Exchange Commission ("SEC") maintains a website that contains reports, proxy and information statements and other information regarding the Trust which is filed electronically with the SEC. The SEC's Internet address is http:www.sec.gov. Offering materials for the sale of these units available through the Internet are not being offered directly or indirectly to residents of a particular state nor is an offer of these units through the Internet specifically directed to any person in a state by, or on behalf of, the issuer.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

          THE TRUST. The Trust seeks to achieve its investment objectives through investment in a fixed, diversified portfolio of long-term bonds issued by or on behalf of states, municipalities and public authorities (the "Bonds"). All of the Bonds in the Trust were rated "A" or better by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, or Moody's Investors Service, Inc. at the time originally deposited in the Trust. For a discussion of the significance of such ratings see "Description of Bond Ratings" in Part B of this Prospectus and for a list of ratings on the Evaluation Date see the "Portfolio".


113566.1

          The Bonds were acquired at prices which resulted in the portfolio as a whole being purchased at a deep discount from par value. Some of the Bonds in the portfolio may have been purchased at an aggregate premium over par. As a result of the Tax Reform Act of 1986, capital gains based upon the difference, if any, between the value of the Bonds at maturity, redemption or sale and their original purchase price at discount (plus the earned portion of original issue discount) are generally taxed at the same rates applicable to ordinary income, although the Revenue Reconciliation Act of 1990 restored advantageous treatment for capital gains in certain circumstances. (See "Tax Status" in Part B of this Prospectus.) Some of the Bonds in the Trust have been issued with optional refunding or refinancing provisions ("Refunded Bonds") whereby the issuer of the Bond has the right to call such Bond prior to its stated maturity date (and other than pursuant to sinking fund provisions) and to issue new bonds ("Refunding Bonds") in order to finance the redemption. Issuers typically utilize refunding calls in order to take advantage of lower interest rates in the marketplace. Some of these Refunded Bonds may be called for redemption pursuant to pre-refunding provisions ("Pre-Refunded Bonds") whereby the proceeds from the issue of the Refunding Bonds are typically invested in government securities in escrow for the benefit of the holders of the Pre-Refunded Bonds until the refunding call date. Usually, Pre-Refunded Bonds will bear a triple-A rating because of this escrow. The issuers of Pre-Refunded Bonds must call such Bonds on their refunding call date. Therefore, as of such date, the Trust will receive the call price for such bonds but will cease receiving interest income with respect to them. For a list of those Bonds which are Pre-Refunded Bonds as of the Evaluation Date, if any, see "Notes to Financial Statements" in this Part A. The payment of interest and preservation of capital are, of course, dependent upon the continuing ability of the issuers of the Bonds to meet their obligations.

          Investment in the Trust should be made with an understanding of the risks which an investment in long-term fixed rate obligations may entail, including the risk that the value of the underlying portfolio will decline with increases in interest rates, and that the value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. A Trust designated as a long-term trust must have a dollar-weighted average portfolio maturity of more than ten years.


          Each Unit in the Trust represents a 1/5450th undivided interest in the principal and net income of the Trust. The principal amount of Bonds deposited in the Trust per Unit is reflected in the Summary of Essential Information. (See "The Trust--Organization" in Part B of this Prospectus.) The Units being offered hereby are issued and outstanding Units which have been purchased by the Sponsor in the secondary market.

          PUBLIC OFFERING PRICE. The secondary market Public Offering Price of each Unit is equal to the aggregate bid price of the Bonds in the Trust divided by the number of Units outstanding, plus a sales charge of 4.2% of the Public Offering Price, which is the same as 4.384% of the net amount invested in Bonds per Unit. In addition, accrued interest to expected date of settlement including earned original issue discount is added to the Public Offering Price. If Units had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $440.08 plus accrued interest of $14.00 under the monthly distribution plan, $13.06 under the semi-annual distribution plan and $13.12 under the annual distribution plan, for a total of $454.08, $453.14 and $453.20, respectively. The Public Offering Price per Unit can vary on a daily basis in accordance with fluctuations in the aggregate bid price of the Bonds. (See the "Summary of Essential Information" and "Public Offering--Offering Price" in Part B of this Prospectus.)


          ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN. Units of each Trust are offered to investors on a "dollar price" basis (using the computation method described under "Public Offering -- Offering Price" in

                                       A-2
113566.1

Part B) as distinguished from a "yield price" basis often used in offerings of tax exempt bonds (involving the lesser of the yield as computed to maturity of bonds or to an earlier redemption date). Since they are offered on a dollar price basis, the rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".

          Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in the Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in the Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of the Trust); and (3) reducing the average yield for the portfolio of the Trust in order to reflect estimated fees and expenses of the Trust and the maximum sales charge paid by investors. The resulting Estimated Long Term Return represents a measure of the return to investors earned over the estimated life of the Trust. (For the Estimated Long Term Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information".)

          Estimated Current Return is a measure of the Trust's cash flow. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolio of the Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity.

          The Estimated Net Annual Interest Income per Unit of the Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to the Trust and with the redemption, maturity, sale or other disposition of the Bonds in the Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future. (For the Estimated Current Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information". See "Estimated Long Term Return and Estimated Current Return" in Part B of this Prospectus.)

          A schedule of cash flow projections is available from the Sponsor upon request.

          DISTRIBUTIONS. Distributions of interest income, less expenses, will be made by the Trust either monthly, semi-annually or annually depending upon the plan of distribution applicable to the Unit purchased. A purchaser of a Unit in the secondary market will initially receive distributions in accordance with the plan selected by the prior owner of such Unit and may thereafter change the plan as provided under "Interest and Principal Distributions" in Part B of the Prospectus. Distributions of principal, if any, will be made semi-annually on June 15 and December 15 of each year. (See "Rights of Certificateholders--Interest and Principal Distributions" in Part B of this Prospectus. For estimated monthly, semi-annual and annual interest distributions, see "Summary of Essential Information.")

          MARKET FOR UNITS. The Sponsor, although not obligated to do so, intends to maintain a market for the Units at prices based upon the aggregate

                                       A-3
113566.1
bid price of the Bonds in the portfolio of the Trust. The secondary market repurchase price is based on the aggregate bid price of the Bonds in the Trust portfolio, and the reoffer price is based on the aggregate bid price of the Bonds plus a sales charge of 4.2% (4.384% of the net amount invested) plus net accrued interest. If such a market is not maintained, a Certificateholder will be able to redeem his or her Units with the Trustee at a price also based upon the aggregate bid price of the Bonds. (See "Sponsor Repurchase" and "Public Offering--Offering Price" in Part B of this Prospectus.)



                                       A-4
113566.1

                           MUNICIPAL SECURITIES TRUST
                               2nd DISCOUNT SERIES


            SUMMARY OF ESSENTIAL INFORMATION AS OF DECEMBER 31, 1998
            --------------------------------------------------------




Date of Deposit*:  November 4, 1981                         Minimum Principal Distribution:
Principal Amount of Bonds ...       $2,015,000                 $1.00 per Unit.
Number of Units .............       5,450                   Weighted Average Life
Fractional Undivided Inter-                                    to Maturity:  10.2 Years.
  est in Trust per Unit .....       1/5450                  Minimum Value of Trust:
Principal Amount of                                            Trust may be terminated if
  Bonds per Unit ............       $369.72                    value of Trust is less than
Secondary Market Public                                        $4,400,000 in principal amount
  Offering Price**                                             of Bonds.
  Aggregate Bid Price                                       Mandatory Termination Date:
    of Bonds in Trust .......       $2,301,651+++              The earlier of December 31,
  Divided by 5,450 Units ....       $422.32                    2030 or the disposition of the
  Plus Sales Charge of 4.2%                                    last Bond in the Trust.
    of Public Offering Price        $17.76                  Trustee***:  The Chase Manhattan
  Public Offering Price                                        Bank.
    per Unit ................       $440.08+                Trustee's Annual Fee:  Monthly
Redemption and Sponsor's                                       plan $1.08 per $1,000; semi-
  Repurchase Price                                             annual plan $.60 per $1,000;
  per Unit ..................       $422.32+                   and annual plan is $.40 per
                                           +++                 $1,000.
                                           ++++             Evaluator:  Kenny S&P Evaluation
Excess of Secondary Market                                     Services.
  Public Offering Price                                     Evaluator's Fee for Each
  over Redemption and                                          Evaluation:  Minimum of $12
  Sponsor's Repurchase                                         plus $.25 per each issue of
  Price per Unit ............       $17.76++++                 Bonds in excess of 50 issues
Difference between Public                                      (treating separate maturities
  Offering Price per Unit                                      as separate issues).
  and Principal Amount per                                  Sponsor:  Reich & Tang
  Unit Premium/(Discount) ...       $70.36                    Distributors, Inc.
Evaluation Time:  4:00 p.m.
  New York Time.



       PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED

                                                                      Monthly            Semi-Annual              Annual
                                                                      Option               Option                 Option
                                                                      -------            -----------              ------


Gross annual interest income# .........                              $26.32               $26.32                  $26.32
Less estimated annual fees and
  expenses ............................                                1.47                 1.19                    1.12
Estimated net annual interest                                        ______               ______                  ______
  income (cash)# ......................                              $24.85               $25.13                  $25.20
Estimated interest distribution# ......                                2.07                12.57                   25.20
Estimated daily interest accrual# .....                               .0690                .0698                   .0700
Estimated current return#++ ...........                               5.65%                5.71%                   5.73%
Estimated long term return++ ..........                               4.21%                4.27%                   4.29%
Record dates ..........................                              1st of              Dec. 1 and               Dec. 1
                                                                     each month          June 1
Interest distribution dates ...........                              15th of             Dec. 15 and              Dec. 15
                                                                     each month          June 15


                                       A-5
113566.1

                  Footnotes to Summary of Essential Information
                  ---------------------------------------------


   * The Date of Deposit is the date on which the Trust Agreement was signed and the deposit of the Bonds with the Trustee made.


  ** Certain amounts distributable as of December 31, 1998, may be reported in the Summary of Essential Information as if they had been distributed at year-end.


 *** The Trustee maintains its principal executive office at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, New York, New York 10004 (tel. no.:
           1-800-882-9898). For information regarding redemption by the Trustee, see "Trustee Redemption" in Part B of this Prospectus.


   + Plus accrued interest to expected date of settlement (approximately three business days after purchase) of $14.00 monthly, $13.06 semi-annually and $13.12 annually.


  ++ The estimated current return and estimated long term return are increased for transactions entitled to a discount (see "Employee Discounts" in Part B of this Prospectus), and are higher under the semi-annual and annual options due to lower Trustee's fees and expenses.

 +++ Based solely upon the bid side evaluation of the underlying Bonds (including, where applicable, undistributed cash in the principal account). Upon tender for redemption, the price to be paid will be calculated as described under "Trustee Redemption" in Part B of this Prospectus.

++++ See "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price" in Part B of this Prospectus.

   # Does not include income accrual from original issue discount bonds, if any.

                      FINANCIAL AND STATISTICAL INFORMATION


Selected data for each Unit outstanding for the periods listed below:

                                                                                                           Distribu-
                                                                       Distributions of Interest           tions of
                                                                      During the Period (per Unit)         Principal
                                                                      ----------------------------          During
                                                Net Asset*                      Semi-                        the
                              Units Out-          Value            Monthly      Annual        Annual        Period
Period Ended                   standing          Per Unit          Option       Option        Option      (Per Unit)
------------                  ----------        ----------         -------      ------        ------      ----------


December 31, 1996              5,810            $526.41            $32.04       $32.40        $32.40          -0-
December 31, 1997              5,581             527.30             31.83        32.19         32.29       $11.37
December 31, 1998              5,450             433.21             27.13        27.47         27.56        91.74




-----------------------

* Net Asset Value per Unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of Units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets.

                                       A-6
113566.1

                         INFORMATION REGARDING THE TRUST
                             AS OF DECEMBER 31, 1998



DESCRIPTION OF PORTFOLIO*
------------------------


          The portfolio of the Trust consists of 7 issues representing obligations of issuers located in 3 states. The Sponsor has not participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which any of the initial aggregate principal amount of the Bonds were acquired. None of the Bonds are obligations of state and local housing authorities; approximately 27.3% are hospital revenue bonds; none are issued in connection with the financing of nuclear generating facilities; and none are "mortgage subsidy" bonds. All of the Bonds in the Trust are subject to redemption prior to their stated maturity dates pursuant to sinking fund or optional call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). None of the Bonds are general obligation bonds. Seven issues representing $2,015,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Airport Revenue 1, Electric Revenue 1, Hospital 3, Industrial Development 1 and University 1. For an explanation of the significance of these factors see "The Trust--Portfolio" in Part B of this Prospectus.

          As of December 31, 1998, none of the Bonds were original issue discount bonds. 100% of the aggregate principal amount of the Bonds in the Trust were purchased at a "market" discount from par value at maturity, none were purchased at a premium and none were purchased at par. For an explanation of the significance of these factors see "Discount and Zero Coupon Bonds" in Part B of this Prospectus.


          None of the Bonds in the Trust are subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.





---------------------


* Changes in the Trust Portfolio: From January 1, 1999 to March 19, 1999, $60,000 of the principal amount of the Bond in portfolio no. 6 was sold and is no longer contained in the Trust. 159 Units were redeemed from the Trust.


                                       A-7
113566.1

                        Report of Independent Accountants

To the Sponsor, Trustee and Certificateholders of
Municipal Securities Trust, 2nd Discount Series



In our opinion, the accompanying statement of net assets, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Securities Trust, 2nd Discount Series (the "Trust") at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the three years then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the Trustee, provide a reasonable basis for the opinion expressed above.



/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, MA
March 19, 1999

Municipal Securities Trust, 2nd Discount Series
Portfolio
December 31, 1998
------------------------------------------------------------------------------------------------------




                   Aggregate                                                               Coupon Rate/
  Portfolio        Principal             Name of Issuer and                  Ratings        Date(s) of
     No.            Amount                 Title of Bonds                      (1)         Maturity (2)

     1          $    205,000        Connecticut Health & Education             NR           7.000%
                                    Facilities Authority, Yale-New Haven                    7/01/2012
                                    Hospital, Series B Revenue

     2               265,000        Illinois Health Facilities Authority       AA           6.600
                                    Revenue Bonds, Series 1977                              10/01/2003
                                    (Evangelical Hospital Association-
                                    Oakbrook Ill.)

     3               440,000        Decatur Illinois Industrial Development   Aa2*          6.625
                                    Revenue, Archer Daniels Midland Co.                     10/01/2006

     4               315,000        Eastern Illinois University Auxiliary      AAA          7.375
                                    Facility System Refunding &                             4/01/2006
                                    Improvement Series A

     5               445,000        Houston Texas, Airport System              AAA          7.200
                                    Revenue Bonds, Series 1979 A                            7/01/2013

     6               265,000        Sam Rayburn Municipal Power Agency         AAA          8.000
                                    (Texas) Power Supply System Revenue                     9/01/2012
                                    Bonds, Series 1981

     7                80,000        Southeast Texas Hospital Financing         AAA          7.500
                                    Agency, Memorial Hospital                               12/01/2009
                                    System Revenue

                ------------
                $  2,015,000        Total Investments (Cost $1,156,672)
                ============



                   Redemption
                 Feature (2)(4)
  Portfolio     S.F.-Sinking Fund          Market
     No.         Ref.-Refunding           Value (3)

     1           7/01/01 @ 100 S.F.      $  239,284
                 None


     2           Currently @ 100 S.F.       283,823
                 None


     3           Currently @ 100 S.F.       440,766
                 None

     4           Currently @ 100 S.F.       349,700
                 None


     5           7/01/00 @ 100 S.F.         538,041
                 None

     6           No Sinking Fund            357,032
                 None


     7           No Sinking Fund             92,966
                 None
                                         ----------
                                         $2,301,612
                                         ==========


   See accompanying footnotes to portfolio and notes to financial statements.


Municipal Securities Trust, 2nd Discount Series
Footnotes to Portfolio
--------------------------------------------------------------------------------


1. All ratings are by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc., except for those identified by an asterisk (*) which are by Moody's Investors Service, Inc. A brief description of the ratings symbols and their meaning is set forth under "Description of Bond Ratings" in Part B of the Prospectus.

2. See "The Trust - Portfolio" in Part B of the Prospectus for an explanation of redemption features. See "Tax Status" in Part B of the Prospectus for a statement of the Federal tax consequences to a Certificateholder upon the sale, redemption or maturity of a bond.

3. At December 31, 1998, the net unrealized appreciation of all the bonds was comprised of the following:

          Gross unrealized appreciation              $       1,144,940
          Gross unrealized depreciation                              -
                                                     -----------------
          Net unrealized appreciation                $       1,144,940
                                                     =================


4. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues).







   The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, 2nd Discount Series

Statement of Net Assets
December 31, 1998
--------------------------------------------------------------------------------





Investments in Securities,
      at Market Value (Cost $1,156,672)                       $    2,301,612
                                                              --------------
Other Assets
      Accrued Interest                                                48,231
      Cash                                                            11,171
                                                              --------------
           Total Other Assets                                         59,402
                                                              --------------
Net Assets (5,450 Units of Fractional Undivided
      Interest Outstanding, $433.21 per Unit)                 $    2,361,014
                                                              ==============






   The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, 2nd Discount Series

Statement of Operations
--------------------------------------------------------------------------------




                                                                        For the Years Ended December 31,
                                                              1998                1997                1996

Investment Income
      Interest                                         $   155,469         $   190,223         $   202,637
                                                       -----------         -----------         -----------
Expenses
      Trustee's Fees                                         8,102               7,678               6,727
      Evaluator's Fee                                        3,598               3,013               3,273
                                                       -----------         -----------         -----------

           Total Expenses                                   11,700              10,691              10,000
                                                       -----------         -----------         -----------

      Net Investment Income                                143,769             179,532             192,637
                                                       -----------         -----------         -----------

Realized and Unrealized Gain (Loss)
      Realized Gain
           on Investments                                  240,470             100,657              86,901

      Unrealized (Depreciation)
           on Investments                                 (246,754)            (28,750)           (186,322)
                                                       -----------         -----------         -----------

      Net Gain (Loss) on Investments                        (6,284)             71,907             (99,421)
                                                       -----------         -----------         -----------

      Net Increase
           in Net Assets
           Resulting From Operations                   $   137,485         $   251,439         $    93,216
                                                       ===========         ===========         ===========












   The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, 2nd Discount Series

Statement of Changes in Net Assets
--------------------------------------------------------------------------------




                                                               For the Years Ended December 31,
                                                         1998                 1997              1996

Operations
Net Investment Income                               $    143,769      $    179,532      $    192,637
Realized Gain
      on Investments                                     240,470           100,657            86,901
Unrealized (Depreciation)
      on Investments                                    (246,754)          (28,750)         (186,322)
                                                    ------------      ------------      ------------

            Net Increase in
                  Net Assets Resulting
                  From Operations                        137,485           251,439            93,216
                                                    ------------      ------------      ------------

Distributions to Certificateholders
      Investment Income                                  150,179           181,509           193,385
      Principal                                          507,889            63,456              ----

Redemptions
      Interest                                             1,988             3,834             6,566
      Principal                                           59,269           118,240           233,340
                                                    ------------      ------------      ------------

           Total Distributions
               and Redemptions                           719,325           367,039           433,291
                                                    ------------      ------------      ------------

           Total (Decrease)                             (581,840)         (112,756)         (340,075)

Net Assets
      Beginning of Year                                2,942,854         3,058,454         3,398,529
                                                    ------------      ------------      ------------

      End of Year (Including
           Undistributed Net Investment
           Income of $59,363, $67,761
           and $73,572, Respectively)               $  2,361,014      $  2,942,854      $  3,058,454
                                                    ============      ============      ============




   The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, 2nd Discount Series

Financial Highlights
--------------------------------------------------------------------------------



       Selected data for a unit of the Trust outstanding: *

                                                                       For the years ended December 31,
                                                                1998                 1997                1996

       Net Asset Value, Beginning of Year**                 $   527.30           $   526.41          $   542.55
                                                            ----------           ----------          ----------

          Interest Income                                        28.19                33.40               33.57
          Expenses                                               (2.12)               (1.88)              (1.66)
                                                            ----------           ----------          ----------
          Net Investment Income                                  26.07                31.52               31.91
                                                            ----------           ----------          ----------
          Net Gain or Loss on Investments(1)                      (.49)               13.05              (14.93)
                                                            ----------           ----------          ----------

      Total from Investment Operations                           25.58                44.57               16.98
                                                            ----------           ----------          ----------

         Less Distributions
           to Certificateholders
                Income                                           27.23                31.87               32.03
                Principal                                        92.08                11.14             ----
           for Redemptions
                Interest                                           .36                  .67                1.09
                                                            ----------           ----------          ----------

         Total Distributions                                    119.67                43.68               33.12
                                                            ----------           ----------          ----------
         Net Asset Value, End of Year**                     $   433.21           $   527.30          $   526.41
                                                            ==========           ==========          ==========


(1) Net gain or loss on investments is a result of changes in outstanding units since January 1, 1998, 1997 and 1996, respectively, and the dates of net gain and loss on investments.





--------
     *     Unless otherwise stated, based upon average units outstanding during the year of 5,516 ([5,450 + 5,581]/2) for 1998, 5,696 ([5,581 +
           5,810]/2) for 1997 and of 6,037 ([5,810 + 6,264]/2) for 1996.

    **     Based upon actual units outstanding



    The accompanying notes form an integral part of the financial statements.



Municipal Securities Trust, 2nd Discount Series

Notes to Financial Statements
--------------------------------------------------------------------------------



1.         Organization

           Municipal Securities Trust, 2nd Discount Series (the "Trust") was organized on November 4, 1981 by Bear, Stearns & Co. Inc. under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940. The Trust was formed to preserve capital and to provide interest income.

           Effective September 28, 1995, Reich & Tang Distributors, Inc. ("Reich & Tang") has become the successor sponsor (the "Sponsor") to certain of the unit investment trusts previously sponsored by Bear, Stearns & Co. Inc. As successor Sponsor, Reich & Tang has assumed all of the obligations and rights of Bear, Stearns & Co. Inc., the previous sponsor.

2.         Summary of Significant Accounting Policies

           The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. Interest income is recorded on the accrual basis.

           Security Valuation
           Investments are carried at market value which is determined by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. The market value of the portfolio is based upon the bid prices for the bonds at the end of the year, which approximates the fair value of the security at that date, except that the market value on the date of deposit represents the cost to the Trust based on the offering prices for investments at that date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

Municipal Securities Trust, 2nd Discount Series

Notes to Financial Statements
--------------------------------------------------------------------------------



3.         Income Taxes

           No provision for federal income taxes has been made in the accompanying financial statements because the Trust intends to continue to qualify for the tax treatment applicable to Grantor Trusts under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net income and capital gains that are distributed to unitholders.

4.         Trust Administration

           The Bank of New York (the "Trustee") has custody of assets and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control related thereto. The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements.

           The Trust Indenture and Agreement provides for interest distributions as often as monthly (depending upon the distribution plan elected by the Certificateholders).

           The Trust Indenture and Agreement further requires that principal received from the disposition of bonds, other than those bonds sold in connection with the redemption of units, be distributed to Certificateholders.

           The Trust Indenture and Agreement also requires the Trust to redeem units tendered. For the years ended December 31, 1998, 1997 and 1996, 131, 229 and 454 units were redeemed, respectively.

           The Trust pays an annual fee for trustee services rendered by the Trustee that ranges from $.40 to $1.08 per $1,000 of outstanding investment principal. In addition, a minimum fee of $12.00 is paid to a service bureau for each portfolio valuation. For the years ended December 31, 1998, 1997 and 1996, the "Trustee's Fees" are comprised of Trustee fees of $2,328, $2,506 and $2,697 and other expenses of $5,774, $5,172 and $4,030, respectively. The other expenses include professional, printing and miscellaneous fees.

Municipal Securities Trust, 2nd Discount Series

Notes to Financial Statements
--------------------------------------------------------------------------------



5.         Net Assets

           At December 31, 1998, the net assets of the Trust represented the interest of Certificateholders as follows:

    Original cost to Certificateholders                  $     7,152,649
    Less Initial Gross Underwriting Commission                   393,360
                                                         ---------------
                                                               6,759,289
    Accumulated Cost of Securities Sold,
        Matured or Called                                     (5,602,617)
    Net Unrealized Appreciation                                1,144,940
    Undistributed Net Investment Income                           59,363
    Undistributed Proceeds From Investments                           39
                                                         ---------------
        Total                                            $     2,361,014
                                                         ===============

           The original cost to Certificateholders, less the initial gross underwriting commission, represents the aggregate initial public offering price net of the applicable sales charge on 11,000 units of fractional undivided interest of the Trust as of the date of deposit.

6.         Concentration of Credit Risk

           Since the Trust invests a portion of its assets in municipal bonds, it may be affected by economic and political developments in the municipalities. Certain debt obligations held by the Trust may be entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.

                                   This module replaces an
                                   earlier one

                   Note: Part B of This Prospectus May Not Be
                         Distributed Unless Accompanied by Part A.

                        Please Read and Retain Both Parts
                     of the Prospectus for Future Reference.


                           MUNICIPAL SECURITIES TRUST
                               MULTI-STATE SERIES
                             (Multiplier Portfolio)


                                Prospectus Part B


                              Dated: April 30, 1999


                                    THE TRUST


         Organization. "Municipal Securities Trust," Multi-State Series (the "Trust") consists of several separate "unit investment trusts," which may include California Trust, Florida Trust, New York Trust and/or Virginia Trust (collectively, the "State Trusts") designated as set forth in Part A. The State Trusts were created under the laws of the State of New York pursuant to the Trust Indenture and Agreement* (collectively, the "Trust Agreement"), dated the Date of Deposit, among Reich & Tang Distributors, Inc., as Sponsor, or depending on the particular Trust, among Reich & Tang Distributors, Inc. and Gruntal & Co., L.L.C., as Co-Sponsors (the Sponsors or Co-Sponsors, if applicable, are referred to herein as the "Sponsor"), Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, as Evaluator, and The Chase Manhattan Bank, as Trustee. The name of the Trustee for a particular State Trust is contained in the "Summary of Essential Information" in Part A. For a description of the Trustee for a particular State Trust, see "Trust Administration--The Trustee." Each State Trust will be administered as a distinct entity with separate certificates, expenses, books and records.

         On the Date of Deposit the Sponsor deposited with the Trustee long-term bonds, including delivery statements relating to contracts for the purchase of certain such bonds (the "Bonds"), and cash or irrevocable letters of credit issued by a major commercial bank in the amount required for such purchases. Thereafter, the Trustee, in exchange for the Bonds so deposited, delivered to the Sponsor the Certificates evidencing the ownership of all Units of the State Trusts. The Trust consists of the interest-bearing bonds described under "The Trust" in Part A of this Prospectus, the interest on which is, in the opinions of bond counsel to the respective issuers given at the time of original delivery of the Bonds, exempt from regular Federal income tax under existing law.


--------
* References in this Prospectus to the Trust Agreement are qualified in their entirety by the respective Trust Indentures and Agreements which are incorporated herein by reference.


82600.10

         Each "Unit" outstanding on the Evaluation Date represented an undivided interest or pro rata share in the principal and interest of each State Trust in the ratio of one Unit to the principal amount of Bonds in such State Trust on such date as specified in Part A of this Prospectus. To the extent that any Units of a State Trust are redeemed by the Trustee, the fractional undivided interest or pro rata share in such State Trust represented by each unredeemed Unit of such State Trust will increase, although the actual interest in such State Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Certificateholders, which may include the Sponsor, or until the termination of the Trust Agreement.


         Objectives. Each State Trust is one of a series of similar but separate unit investment trusts formed by the Sponsor which offers investors the opportunity to participate in a portfolio of long-term tax-exempt bonds, which may include deep "market" discount and original issue discount bonds, with a greater diversification than they might be able to acquire themselves. The objectives of each State Trust are to preserve capital and to provide interest income which, in the opinions of bond counsel to the respective issuers given at the time of original delivery of the Bonds, is, with certain exceptions, currently exempt from regular Federal income tax and from present income taxes of the State for which such Trust is named for residents thereof. Such interest income may, however, be subject to the federal alternative minimum tax and to state and local taxes in other jurisdictions. Investors should be aware that there is no assurance the State Trusts' objectives will be achieved because these objectives are dependent on the continuing ability of the issuers of the Bonds to meet their interest and principal payment requirements, on the continuing satisfaction of the conditions required for the exemptions of interest thereon from regular Federal income tax and on the market value of the Bonds, which can be affected by fluctuations in interest rates and other factors.


         Since disposition of Units prior to final liquidation of a State Trust may result in an investor receiving less than the amount paid for such Units (see "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price"), the purchase of a Unit should be looked upon as a long-term investment. The State Trusts are not designed to be complete investment programs.

         The Portfolios--General. All of the Bonds in the State Trusts were rated "A" or better by Standard & Poor's Ratings Services, A Division of The McGraw-Hill Companies ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") at the time originally deposited in the State Trust. For a list of the ratings of each Bond on the Evaluation Date, see each "Portfolio" in Part A of this Prospectus.

         For information regarding (i) the number of issues in each State Trust,
(ii) the range of fixed maturity of the Bonds, (iii) the number of issues payable from the income of a specific project or authority and (iv) the number of issues constituting general obligations of a government entity, see "The Trust" and "Description of Portfolio" for each State Trust in Part A of this Prospectus.


         When selecting Bonds for the State Trusts, the following factors, among others, were considered by the Sponsor on the Date of Deposit: (i) the quality of the Bonds and whether such Bonds were rated "A" or better by Standard & Poor's or Moody's, (ii) the yield and price of the Bonds relative


82600.10
                                       -2-
to other tax-exempt securities of comparable quality and maturity, (iii) income to the Certificateholders of the State Trusts, (iv) the diversification of each State Trust's portfolio, as to purpose of issue and location of issuer, taking into account the availability in the market of issues which meet such State Trust's quality, rating, yield and price criteria and (v) the existence of "market" discount and original issue discount. Subsequent to the Evaluation Date, a Bond may cease to be rated or its rating may be reduced below that specified above. Neither event requires an elimination of such Bond from a State Trust but may be considered in the Sponsor's determination to direct the Trustee to dispose of the Bond. See "Portfolio Supervision." For an interpretation of the bond ratings, see "Description of Bond Ratings."


         Housing Bonds. Some of the aggregate principal amount of the Bonds may consist of obligations of state and local housing authorities whose revenues are primarily derived from mortgage loans to rental housing projects for low to moderate income families. Since such obligations are usually not general obligations of a particular state or municipality and are generally payable primarily or solely from rents and other fees, adverse economic developments including failure or inability to increase rentals, fluctuations of interest rates, and increasing construction and operating costs may reduce revenues available to pay existing obligations. See "Description of Portfolio" in Part A for the amount of housing bonds contained therein.

         Hospital Revenue Bonds. Some of the aggregate principal amount of the Bonds may consist of hospital revenue bonds. Ratings of hospital bonds are often initially based on feasibility studies which contain projections of occupancy levels, revenues and expenses. Actual experience may vary considerably from such projections. A hospital's gross receipts and net income will be affected by future events and conditions including, among other things, demand for hospital services and the ability of the hospital to provide them, physicians' confidence in hospital management capability, economic developments in the service area, competition, actions by insurers and governmental agencies and the increased cost and possible unavailability of malpractice insurance. Additionally, a major portion of hospital revenue typically is derived from third-party payors and government programs such as Medicare and Medicaid. Both private third-party payors and government programs have undertaken cost containment measures designed to limit payments. Furthermore, government programs are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings and government funding restrictions, all of which may materially decrease the rate of program payments for health care facilities. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will, in the future, be sufficient to cover the costs allocable to patients participating in such programs. In addition, there can be no assurance that a particular hospital or other health care facility will continue to meet the requirements for participation in such programs.

         The health care delivery system is undergoing considerable alteration and consolidation. Consistent with that trend, the ownership or management of a hospital or health care facility may change, which could result in (i) an early redemption of bonds, (ii) alteration of the facilities financed by the Bonds or which secure the Bonds, (iii) a change in the tax exempt status of the Bonds or
(iv) an inability to produce revenues sufficient to make timely payment of debt service on the Bonds. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse change in these

82600.10
                                       -3-
areas may affect the ability of such issuers to make payment of principal and interest on such bonds. See "Description of Portfolio" in Part A for the amount of hospital revenue bonds contained therein.

         Nuclear Power Facility Bonds. Certain Bonds may have been issued in connection with the financing of nuclear generating facilities. Electric utilities which own or operate nuclear power plants are exposed to risks inherent in the nuclear industry. These risks include exposure to new requirements resulting from extensive federal and state regulatory oversight, public controversy, decommissioning costs, and spent fuel and radioactive waste disposal issues. While nuclear power construction risks are no longer of paramount concern, the emerging issue is radioactive waste disposal. In addition, nuclear plants typically require substantial capital additions and modifications throughout their operating lives to meet safety, environmental, operational and regulatory requirements and to replace and upgrade various plant systems. The high degree of regulatory monitoring and controls imposed on nuclear plants could cause a plant to be out of service or on limited service for long periods. When a nuclear facility owned by an investor-owned utility or a state or local municipality is out of service or operating on a limited service basis, the utility operator or its owners may be liable for the recovery of replacement power costs. Risks of substantial liability also arise from the operation of nuclear facilities and from the use, handling, and possible radioactive emissions associated with nuclear fuel. Insurance may not cover all types or amounts of loss which may be experienced in connection with the ownership and operation of a nuclear plant and severe financial consequences could result from a significant accident or occurrence. The Nuclear Regulatory Commission has promulgated regulations mandating the establishment of funded reserves to assure financial capability for the eventual decommissioning of licensed nuclear facilities. These funds are to be accrued from revenues in amounts currently estimated to be sufficient to pay for decommissioning costs. The Sponsor is unable to predict whether any such actions or whether any such proposals or litigation, if enacted or instituted, will have an adverse impact on the revenues available to pay the debt service on the Bonds in the portfolio issued to finance such nuclear projects. See "Description of Portfolio" in Part A for the amount of bonds issued to finance nuclear generating facilities contained therein.


         Mortgage Subsidy Bonds. Certain Bonds may be "mortgage subsidy bonds" which are obligations of which all or a significant portion of the proceeds are to be used directly or indirectly for mortgages on owner-occupied residences.
Section 103A of the Internal Revenue Code of 1954 provided as a general rule that interest on "mortgage subsidy bonds" will not be exempt from Federal income tax. An exception is provided for certain "qualified mortgage bonds." Qualified mortgage bonds are bonds that are used to finance owner-occupied residences and that meet numerous statutory requirements. These requirements include certain residency, ownership, purchase price and target area requirements, ceiling residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions and (for bonds issued after December 31, 1984) certain information reporting, certification, public hearing and policy statement requirements. In the opinions of bond counsel to the issuing governmental authorities, interest on all the Bonds in a Trust that might be deemed "mortgage subsidy bonds" will be exempt from Federal income tax when issued. See "Description of Portfolio" in Part A for the amount of mortgage subsidy Bonds contained therein.



82600.10
                                       -4-

         Mortgage Revenue Bonds. Certain Bonds may be "mortgage revenue bonds." Under the Internal Revenue Code of 1986 (and under similar provisions of the prior tax law), "mortgage revenue bonds" are obligations the proceeds of which are used to finance owner-occupied residences under programs which meet numerous statutory requirements relating to residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions, and certain information reporting certification, and public hearing requirements. There can be no assurance that additional federal legislation will not be introduced or that existing legislation will not be further amended, revised, or enacted after delivery of these Bonds or that certain required future actions will be taken by the issuing governmental authorities, which action or failure to act could cause interest on the Bonds to be subject to Federal income tax. If any portion of the Bonds proceeds are not committed for the purpose of the issue, Bonds in such amount could be subject to earlier mandatory redemption at par, including issues of Zero Coupon Bonds (see "Discount and Zero Coupon Bonds"). See "Description of Portfolio" in Part A for the amount of mortgage revenue bonds contained therein.


         Private Activity Bonds. The portfolio of the Trust may contain other Bonds which are "private activity bonds" (often called Industrial Revenue Bonds ("IRBs") if issued prior to 1987) which would be primarily of two types: (i) Bonds for a publicly owned facility which a private entity may have a right to use or manage to some degree, such as an airport, seaport facility or water system and (ii) facilities deemed owned or beneficially owned by a private entity but which were financed with tax-exempt bonds of a public issuer, such as a manufacturing facility or a pollution control facility. In the case of the first type, bonds are generally payable from a designated source of revenues derived from the facility and may further receive the benefit of the legal or moral obligation of one or more political subdivisions or taxing jurisdictions. In most cases of project financing of the first type, receipts or revenues of the issuer are derived from the project or the operator or from the unexpended proceeds of the bonds. Such revenues include user fees, service charges, rental and lease payments, and mortgage and other loan payments.

         The second type of issue will generally finance projects which are owned by or for the benefit of, and are operated by, corporate entities. Ordinarily, such private activity bonds are not general obligations of governmental entities and are not backed by the taxing power of such entities, and are solely dependent upon the creditworthiness of the corporate user of the project or corporate guarantor.

         The private activity bonds in the Trust have generally been issued under bond resolutions, agreements or trust indentures pursuant to which the revenues and receipts payable under the issuer's arrangements with the users or the corporate operator of a particular project have been assigned and pledged to the holders of the private activity bonds. In certain cases, a mortgage on the underlying project has been assigned to the holders of the private activity bonds or a trustee as additional security. In addition, private activity bonds are frequently directly guaranteed by the corporate operator of the project or by another affiliated company. See "Description of Portfolio" in Part A for the amount of private activity bonds contained therein.

         Litigation. Litigation challenging the validity under state constitutions of present systems of financing public education has been

82600.10
                                       -5-
initiated in a number of states. Decisions in some states have been reached holding such school financing in violation of state constitutions. In addition, legislation to effect changes in public school financing has been introduced in a number of states. The Sponsor is unable to predict the outcome of the pending litigation and legislation in this area and what effect, if any, resulting change in the sources of funds, including proceeds from property taxes applied to the support of public schools, may have on the school bonds in the State Trusts.

         Legal Proceedings Involving the Trusts. The Sponsor has not been notified or made aware of any litigation pending with respect to any Bonds which might reasonably be expected to have a material effect on the State Trusts other than that which is discussed under "The State Trusts" herein. Such litigation as, for example, suits challenging the issuance of pollution control revenue bonds under recently enacted environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. At any time after the date of this Prospectus, litigation may be instituted on a variety of grounds with respect to the Bonds in the State Trusts. The Sponsor is unable to predict whether any such litigation may be instituted or, if instituted, whether it will have a material adverse effect on a State Trust.

         Other Factors. The Bonds in the State Trusts, despite their optional redemption provisions which generally do not take effect until 10 years after the original issuance dates of such bonds (often referred to as "ten year call protection"), do contain provisions which require the issuer to redeem such obligations at par from unused proceeds of the issue within a stated period. In recent periods of declining interest rates there have been increased redemptions of bonds, particularly housing bonds, pursuant to such redemption provisions. In addition, the Bonds in the State Trusts are also subject to mandatory redemption in whole or in part at par at any time that voluntary or involuntary prepayments of principal on the underlying collateral are made to the trustee for such bonds or that the collateral is sold by the bond issuer. Prepayments of principal tend to be greater in periods of declining interest rates; it is possible that such prepayments could be sufficient to cause a bond to be redeemed substantially prior to its stated maturity date, earliest call date or sinking fund redemption date.

         The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, or termination of a contract).

         In 1976 the federal bankruptcy laws were amended so that an authorized municipal debtor could more easily seek federal court protection to assist in reorganizing its debts so long as certain requirements were met. Historically, very few financially troubled municipalities have sought court assistance for reorganizing their debts; notwithstanding, the Sponsors are unable to predict to what extent financially troubled municipalities may seek court assistance in reorganizing their debts in the future and, therefore, what effect, if any, the applicable federal bankruptcy law provisions will have on the State Trusts.

         The State Trusts may also include "moral obligation" bonds. Under statutes applicable to such bonds, if an issuer is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. See "Portfolio" and "Information Regarding the State Trust" for each State Trust in Part A of

82600.10
                                       -6-
this Prospectus for the amount of moral obligation bonds contained in each State Trust's portfolio.

         Certain of the Bonds in the State Trusts are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. A sinking fund is a reserve fund appropriated specifically toward the retirement of a debt. A callable bond is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond is redeemed at or before maturity from the proceeds of a new issue of bonds. In general, call provisions are more likely to be exercised when the offering side evaluation of a bond is at a premium over par than when it is at a discount from par. A listing of the sinking fund and call provisions, if any, with respect to each of the Bonds in each State Trust is contained under the "Portfolio" for such State Trust in Part A of this Prospectus. Certificateholders will realize a gain or loss on the early redemption of such Bonds, depending upon whether the price of such Bonds is at a discount from or at a premium over par at the time the Certificateholders purchase their Units.

         Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds. Because certain of the Bonds from time to time may be redeemed or will mature in accordance with their terms or may be sold under certain circumstances, no assurance can be given that the State Trusts will retain their present size and composition for any length of time. The proceeds from the sale of a Bond in a State Trust or from the exercise of any redemption or call provision will be distributed to Certificateholders of such State Trust, except to the extent such proceeds are applied to meet redemptions of Units. See "Trustee Redemption."


         Puerto Rico Bonds. Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in Puerto Rico. such bonds will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is fully integrated with that of the mainland United States. During fiscal year 1998, approximately 90% of Puerto Rico's exports were to the United States mainland, which was also the source of 61% of Puerto Rico's imports. In fiscal 1998, Puerto Rico experienced a $8.5 billion positive adjusted merchandise trade balance. The dominant section of the Puerto Rico economy are manufacturing and services. Gross product in fiscal 1993 was $25.1 billion ($24.5 billion in 1992 prices) and gross product in fiscal 1997 was $32.1 billion ($27.7 billion in 1992 prices). This represents an increase in gross product of 27.7% from fiscal 1993 to 1997 (13.0% in 1992 prices). According to the Labor Department's Household Employment survey, during fiscal 1998, total employment increased 0.8% over fiscal 1997. The preliminary figures of gross product for fiscal 1998, released in November 1998, was $34.7 billion ($28.5 billion in 1992 prices). This represents an increase of 8.1% (3.1% in 1992 prices) over fiscal 1997. This preliminary growth rate is 0.1% above the original base line forecast for fiscal 1998. The Planning Board's gross product forecast for fiscal 1999, made in February 1998, projected an increase of 2.7% over fiscal 1998. according to the Labor Department's Household Employment Survey, during the first five months of fiscal 1999, compared to 1,138,400 over the same period in fiscal 1998. The seasonally adjusted unemployment rate for November 1998 was 13.3%.


         Discount and Zero Coupon Bonds. The State Trust portfolios may contain original issue discount bonds. The original issue discount, which is the difference between the initial purchase price of the Bonds and the face

82600.10
                                       -7-
value, is deemed to accrue on a daily basis and the accrued portion will be treated as tax-exempt interest income for regular Federal income tax purposes. Upon sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain. See "Tax Status." The current value of an original issue discount bond reflects the present value of its face amount at maturity. The market value tends to increase more slowly in early years and in greater increments as the Bonds approach maturity. Of these original issue discount bonds, a portion of the aggregate principal amount of the Bonds in each State Trust may be Zero Coupon Bonds. Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment at maturity at face value unless sooner sold or redeemed. The market value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. Zero Coupon Bonds generally are subject to redemption at compound accredited value based on par value at maturity. Because the issuer is not obligated to make current interest payments, Zero Coupon Bonds may be less likely to be redeemed than coupon bonds issued at a similar interest rate. See "Description of Portfolios" in Part A for the aggregate principal amount of original issue discount bonds in each State Trust's portfolio.

         The State Trust portfolios may also contain Bonds that were purchased at deep "market" discount from par value at maturity. This is because the coupon interest rates on the discount Bonds at the time they were purchased and deposited in the State Trusts were lower than the current market interest rates for newly issued bonds of comparable rating and type. At the time of issuance, the discount Bonds were for the most part issued at then current coupon interest rates. The current returns (coupon interest income as a percentage of market price) of discount bonds will be lower than the current returns of comparably rated bonds of similar type newly issued at current interest rates because discount bonds tend to increase in market value as they approach maturity and the full principal amount becomes payable. A discount bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Under the provisions of the Internal Revenue Code in effect on the date of this Prospectus, any income attributable to market discount will be taxable but will not be realized until maturity, redemption or sale of the Bonds or Units. However, the Administration's 1999 Budget proposals would require accrual basis taxpayers to accrue market discount income with respect to obligations acquired after the date that the proposal is enacted. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. Discount bonds with a longer term to maturity tend to have a higher current yield and a lower current market value than otherwise comparable bonds with a shorter term to maturity. If interest rates rise, the value of the bonds will decrease; and if interest rates decline, the value of the bonds will increase. The discount does not necessarily indicate a lack of market confidence in the issuer.


         Year 2000 Issue. The Trust, like other businesses and entities, could be adversely affected if the computer systems used by the Sponsor and Trustee or other service providers to the Trust do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Sponsor and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trusts'

82600.10
                                       -8-
other service providers. However, there can be no assurance that the Year 2000 Problem will be properly or timely resolved as to avoid any adverse impact to the Trust. At this time, it is generally believed that municipal issuers may be more vulnerable to Year 2000 issues or problems than will other issuers.



                                THE STATE TRUSTS

         The Sponsor believes the information summarized below describes some of the more significant events relating to the State Trusts. Sources of such information are the official statements of the issuers located in the states of the State Trusts which have been issued in connection with debt offerings by such states, as well as other publicly available documents and information. While the Sponsor has not independently verified such information, it has no reason to believe it is not correct in all material respects.

         California Trust


         California Economy. Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions (including a recession which began in 1990) and growth of the largest General Fund Programs -- K-14 education, health, welfare and corrections -- at rates faster than the revenue base. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak at June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfer of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing state funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

         Despite these budget actions, the effects of the recession led to large, unanticipated budget deficits. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993- 94, a second two-year plan was implemented in 1994-95, again using cross- fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

         Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make


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constitutionally-mandated payments, such as debt service on bonds and warrants.
Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

         For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants, often needed to pay previously maturing notes or warrants, were issued in the period from June 1992 to July 1994. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

         1995-96 through 1997-98 Fiscal Years

         The State's financial condition improved markedly during the 1995- 96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.

         The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.4 billion in 1997-98) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995- 96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated.

         1998-99 Fiscal Year Budget

         When the Governor released his proposed 1998-99 Fiscal Year Budget on January 9, 1998, he projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount. By the time the Governor released the May Revision to the 1998-99 Budget ("May Revision") on May 14, 1998, the Administration projected that revenues for the 1997-98 and 1998-99 Fiscal Years combined would be more than $4.2 billion higher than was projected in January. The Governor proposed that most of this increased revenue be dedicated to fund a 75 percent cut in the Vehicle License Fee ("VLF").

         The Legislature passed the 1998-99 Budget Bill on August 11, 1998, and the Governor signed it on August 21, 1998. Some 33 companion bills necessary to implement the budget were also signed. In signing the Budget Bill, the Governor used his line-item veto power to reduce expenditures by $1.360 billion from the General Fund, and $160 million from special funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.

         The 1998-99 Budget Act was based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax


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reductions enacted in 1997 and 1998), a 4.2 percent increase from the then revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the May Revision. Economic problems overseas since that time may affect the May Revision projections. See "Economic Assumptions" below.

         After giving effect to the Governor's vetoes, the Budget Act provided authority for expenditures of $57.3 billion from the General Fund (a 7.3 percent increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projected a balance in the SFEU at June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2 percent of General Fund revenues. The Budget Act assumed the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which were issued on October 1, 1998.

         Revenues and expenditures for 1998-99 as updated in the 1999-00 Governor's Budget are $56.3 billion and $58.3 billion, respectively. As a result, the projected balance in the SFEU at June 30, 1999 has been reduced to $617 million.

         The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion tax cuts. The central element is a bill which provides for a phased-in reduction of the VLF. Since the VLF is currently transferred to cities and counties, the bill provides for the General Fund to replace the lost revenues. Started on January 1, 1999, the VLF has been reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annual thereafter.

         In addition to the cut in VLF, the 1998-99 budget includes both temporary and permanent increase in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).

         Other significant elements of the revised 1998-99 Budget are as follows:

         1. Proposition 98 funding for K-12 schools is increased by $2.2 billion in General Fund moneys over the latest revised 1997-98 levels, over $1 billion higher than the minimum Proposition 98 guarantee. Of the 1998-99 funds, major new programs include money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. Overall, per-pupil spending for K-12 schools under Proposition 98 is increased to $5,752, which is $478 over the 1997-98 level. The Budget also includes $250 million as repayment of prior years' loans to schools, as part of the settlement of the CTA v. Gould lawsuit.

         2. Funding for higher education increased substantially above the actual 1997-98 level. General Fund support was increased by $339 million (15.6 percent) for the University of California and $271 million (14.5 percent) for the California State University system. In addition, Community Colleges increased by $183 million (9.0 percent).

         3. The Budget includes increased funding for health, welfare and social services programs. A 4.9 percent grant increase was included in


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the basic welfare grants, the first increase in those grants in 9 years.  Future increases will depend on sufficient General Fund revenue to trigger the phased cuts in VLF described above.

         4. Funding for the judiciary and criminal justice programs increased by about 15 percent over 1997-98, primarily to reflect increased state support for local trial courts and rising prison population.

         5. Various other highlights of the revised Budget included new funding for resources projects, dedication of $240 million of General Fund moneys for capital outlay projects, funding of a state employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the Infrastructure and Economic Development Bank ($50 million).

         6. The State of California received approximately $167 million of federal reimbursements to offset costs related to the incarceration of undocumented alien felons for federal fiscal year 1997. The state anticipates receiving approximately $173 million in federal reimbursements for federal fiscal year 1998.

         The revised 1998-99 budget as reported in the 1999-00 Governor's Budget, also reflects the latest estimated costs or savings as provided in various pieces of legislation passed and signed after the 1998 Budget Act. Major budget items include costs for the All-American Canal, state's share of purchase of Headwaters Forest, and additional funds for state prisons and juvenile facilities. The revised budget reflects a $433 million reduction in the State's obligation to contribute to STRS in 1998-99.

         Proposed 1999-00 Budget

         On January 8, 1999, Governor Davis released his proposed budget for Fiscal Year 1999-2000 (the "Governor's Budget"). The Governor's Budget generally reported that General Fund revenues for FY 1998-99 and FY 1999-00 would be lower than earlier projections (primarily due to the overseas economic downturn), while some caseloads would be higher than earlier projections. The Governor's Budget was designed to meet ongoing caseloads and basic inflation adjustments, and included certain new programs.

         The Governor's Budget projects General Fund revenues and transfers in 1999-00 of $60.3 billion. This includes anticipated initial payments from the tobacco litigation settlement of about $560 million, and receipt of one-time revenue from sale of assets. The Governor also assumes receipt of about $400 million of federal aid for certain health and welfare programs and reimbursement for costs for incarceration of undocumented felons, above the amount presently received by California from the federal government. The Governor's Budget notes that more accurate revenue estimates will be available in May and June before adoption of the budget. Among other things, the amount of realized capital gains for 1998 is still unknown, given the large fluctuations in the stock market last year. The Governor has not proposed any tax cuts or increases.

         The Governor's Budget proposes General Fund expenditures of $60.5 billion. The Governor's Budget gives highest priority to education, with Proposition 98 funding increasing by almost 5 percent. The Governor proposed certain new education initiatives focused on improving reading skills, teacher quality and school accountability. The Governor proposed modest increase in


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funding for higher education, and an 8 percent increase in SSP payments (a
State-funded welfare program), while assuming decreases in Medi-Cal and CalWORKs grant costs due to lowering caseloads. The Governor also proposes to reduce expenditures by deferring certain previously budgeted expenditures totaling about $170 million.

         Based on the proposed revenues and expenditures, the Governor's Budget projects the June 30, 2000 balance in the SFEU would drop to about $415 million.

         On February 16, 1999, the Legislative Analyst released a report on the 1999-00 Governor's Budget (the "LAO Report"). The LAO Report was based in part on actual revenues received in December, 1998 and January 1999, which had not been available when the Governor's Budget was prepared. These revenues were higher than had been predicted in the Governor's Budget, apparently reflecting stronger than expected economic activity in the nation and the State. The LAO report projected that General Fund revenues in 1998-99 could be as much as $750 million higher than predicted in the Governor's Budget, and 1999-00 revenues could be $550 million above the Governor's Budget.

         The Governor's Budget includes a proposal to implement changes in law to make "midcourse corrections" in the State's budget if ongoing revenues fall short of projections during a fiscal year or expenditures increase significantly. The proposals include two components: restoring authority for the Director of Finance to reduce expenditures in certain circumstances, and an automatic "trigger" mechanism which would produce spending cuts if certain conditions were met. These proposals will require legislative action.

         Future Budgets

         It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and state economic conditions and other factors.

         THE FOREGOING DISCUSSION IS BASED ON OFFICIAL STATEMENTS AND OTHER INFORMATION PROVIDED BY THE STATE OF CALIFORNIA. THE STATE HAS INDICATED THAT ITS DISCUSSION OF BUDGETARY INFORMATION IS BASED ON ESTIMATES AND PROJECTIONS OF REVENUES AND EXPENDITURES FOR THE CURRENT FISCAL YEAR AND MUST NOT BE CONSTRUED AS STATEMENTS OF FACT; THE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS WHICH MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND THE NATION, AND THERE CAN BE NO ASSURANCE THAT THE ESTIMATES WILL BE ACHIEVED.

         Voter Initiative

         "Proposition 218" or the "Right to Vote on Taxes Act" (the "Proposition") was approved by the California electorate at the November, 1996 general election. Officially titled "Voter Approval For Local Government Taxes, Limitation on Fees, Assessments and Charges Initiative Constitutional Amendment," the Act was approved by a majority of the voters voting at the election and adds Articles XIIIC and XIIID to the California Constitution.

         The Proposition, among other things, requires local governments to follow certain procedures in imposing or increasing any fee or charge as defined. "Fee" or "charge" is defined to mean "any levy other than an ad valorem tax, a special tax or an assessment imposed by an agency upon a parcel


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or upon a person as an incident of property ownership, including user fees or charges for a property related service."

         The procedure required by the Proposition to impose or increase any fee or charge include a public hearing upon the proposed fee or charge and the opportunity to present written protests by the owners of the parcels subject to the proposed fee or charge. If written protests against the proposed fee or charge are presented by a majority of owners of the identified parcels, the local government shall not impose the fee or charge.

         The Proposition further provides as follows:

         "Except for fees or charges for sewer, water, and refuse collection services, no property related fee or charge shall be imposed or increased unless and until such fee or charge is submitted and approved by a majority vote of the property owners of the property subject to the fee or charge or, at the option of the agency, by a two-thirds vote of the electorate residing in the affected area."

         Additionally, the Proposition provides, with respect to standby charges, as follows:

         "No fee or charge may be imposed for a service unless that service is actually used by, or immediately available to, the owner of the property in question. Fees or charges based on potential or future use of a service are not permitted. Standby charges, whether characterized as charges or assessments, shall be classified as assessments and shall not be imposed without compliance with Section 4 of this Article."

         The Proposition provides that beginning July 1, 1997, all fees or charges shall comply with the Proposition's requirements.

         The Proposition is silent with respect to future increases of pre-existing fees or charges which are pledged to payment of indebtedness or obligations previously incurred by the local government. Presumably, the Proposition cannot preempt outstanding contractual obligations protected by the contract impairment clause of the federal constitution. However, with respect to any given situation or case, litigation may be the method which will settle any question concerning the authority of a local government to increase fees or charges outside of the strictures of the Proposition in order to meet contractual obligations.

         Proposition 218 also contains a new provision subjecting "matters of reducing or repealing any local tax, assessments and charges" to the initiative power. This means that no city or local agency revenue source is safe from reduction or repeal pursuant to the initiative process.

         Litigation concerning various elements of the Proposition may ultimately ensue and clarifying legislation may be enacted.

         Future Initiatives

         Articles XIIIA, XIIIB, XIIIC and XIIID were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted which could affect revenues of the State or public agencies within the State.



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         State Appropriations Limit

         The State is subject to an annual appropriations limit imposed by
Article XIIIB of the State Constitution (the "Appropriations Limit"), and is prohibited from spending "appropriations subject to limitation" in excess of the Appropriations Limit. Article XIIIB, originally adopted in 1979, was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or the other fees to the extent that such proceeds exceed the reasonable cost of providing the regulation, product or service. The Appropriations Limit is based on the limit for the prior year, adjusted annually for certain changes, and is tested over consecutive two-year periods. Any excess of the aggregate proceeds of taxes received over such two-year period above the combined Appropriation Limits for those two years is divided equally between transfers to K-12 districts and refunds to taxpayers.

         Exempted from the Appropriations Limit are debt Service costs of certain bonds, court or federally mandated costs, and, pursuant to Proposition 111, qualified capital outlay projects and appropriations or revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. Some recent initiatives were structured to create new tax revenues dedicated to specific uses and expressly exempted from the Article XIIIB limits. The Appropriations Limit may also be exceeded in cases of emergency arising from civil disturbance or natural disaster declared by the Governor and approved by two-thirds of the Legislature. If not so declared and approved, the Appropriations Limit for the next three years must be reduced by the amount of the excess.

         Article XIIIB, as amended by Proposition 98 on November 8, 1988, also establishes a minimum level of state funding for school and community college districts and requires that excess revenues up to a certain limit be transferred to schools and community college districts instead of returned to the taxpayers. Determination of the minimum level of funding is based on several tests set forth in Proposition 98. During fiscal year 1991-1992 revenues were smaller than expected, thus reducing the payment owed to schools in 1991-1992 under alternate "test" provisions. In response to the changing revenue situation, and to fully fund the Proposition 98 guarantee in the 1991- 1992 and 1992-1993 fiscal years without exceeding it, the Legislature enacted legislation to reduce 1991-92 appropriations. The amount budgeted to schools, but which exceeded the reduced appropriation, was treated as a non-Proposition 98 short-term loan in 1991-92. As part of the 1992-93 Budget, $1.083 billion of the amount budgeted to K-12 schools was designated to "repay" the prior year loan, thereby reducing cash outlays in 1992-93 by that amount. To maintain per-average daily attendance ("ADA") funding, the 1992-93 Budget included loans to schools and to community colleges, to be repaid from future Proposition 98 entitlements. The 1993-94 Budget also provided new loans to K- 12 schools and community colleges to maintain ADA funding. These loans have been combined with the 1992-93 fiscal year loans into one loan of $1.760 billion, to be repaid from future years' Proposition 98 entitlements, and conditioned upon maintaining current funding levels per pupil at K-12 schools.

         A Sacramento County Superior Court in California Teachers' Association, et al. v Gould, et al., ruled that the 1992-93 loans to K-12 schools and community colleges violate Proposition 98. As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached


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to settle this case. The parties reached a conditional  final  settlement of the
case  in  April,   1996.  The  settlement   required   adoption  of  legislation
satisfactory to the parties to implement its terms.

         The settlement provided, among other things, that both the State and K-12 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State was obligated to repay $935 million by forgiveness of the amount owed, while schools were required to repay $825 million. The State's share of the repayment is reflected as expenditures above the current Proposition 98 base circulation. The schools' share of the repayment counts as appropriations toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period beginning 1994-95 through 2002-03.

         Because of the complexities of Article XIIIB, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Sponsor cannot predict the impact of this or related legislation on the bonds in the Trust Portfolio. Other Constitutional amendments affecting state and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the state could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent that the Article XIIIB spending limit would restrain the State's ability to fund other such programs by raising taxes.

         State Indebtedness

         As of August 1, 1998, the State had over $15.9 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $4.8 billion remained unissued as of August 1, 1998. As of April 1, 1998 the State Finance Committee had authorized the issuance of approximately $2.6 billion of general obligation commercial paper notes, but as of that date only $1.3 billion aggregate principal amount of which was issued and outstanding. The State also builds and acquires capital facilities through the use of lease purchase borrowing. As of April 1, 1998, the State had approximately $6.5 billion of outstanding General Fund-supported Lease-Purchase Debt.

         In addition to the general obligation bonds, State agencies and authorities had approximately $22.49 billion aggregate principal amount of revenue bonds and notes outstanding as of April 1, 1998. Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities.



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         Litigation

         The State is a party to numerous legal proceedings. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. Examples of such cases include challenges to certain vehicle license fees and challenges to the State's use of Public Employee Retirement System funds to offset future State and local pension contributions. Other cases which could significantly impact revenue or expenditures involve challenges of payments of wages under the Fair Labor Standards Act, the method of determining gross insurance premiums involving health insurance, property tax challenges, and challenges of transfer of moneys from State Treasury special fund accounts to the State's General Fund pursuant to its Budget Acts for certain fiscal years. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service on its obligation.

         Ratings

         During 1996, the ratings of California's general obligation bonds were upgraded by the following rating agencies. Standard & Poor's Ratings Group upgraded its rating of such debt to A+; the same rating has been assigned to such debt by Fitch Investors Service. Moody's Investors Service has assigned such debt an A1 rating. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

         Local Governments

         The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,600,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also about 470 incorporated cities, and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

         In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Since then the State has also provided additional funding to counties and cities through such programs as health and welfare realignment,


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welfare reform, trial court restructuring, the COPs program supporting local public safety departments, and various other measures. In his 1999-00 Budget Proposal, the Governor has proposed a review and "accounting" of state -- local fiscal relationships, with the goal of ultimately restoring local government finances to an equivalent fiscal condition to the period prior to the 1991-93 recession -- induced tax shifts. Litigation has been brought challenging the legality of the property tax shifts from counties to schools.

         Historically, funding for the State's trial court system was divided between the State and the counties. However, Chapter 850, Statutes of 1997, implemented a restructuring of the State's trial court funding system. Funding for the courts, with the exception of costs for facilities, local judicial benefits, and revenue collection, was consolidated at the State level. The county contribution for both their general fund and fine and penalty amounts is capped at the 1994-95 level and becomes part of the Trial Court Trust Fund, which supports all trial court operations. The State assumed responsibility future growth in trial court funding. The consolidation of funding is intended to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Beginning in 1998-99, the county general fund contribution for court operations is reduced by $300 million, and cities will retain $62 million in fine and penalty revenue previously remitted to the State; the General Fund reimbursed the $362 million revenue loss to the Trial Court Trust Fund. The 1999-00 Governor's Budget would further reduce the county general fund contribution by an additional $48 million to reduce by 50 percent the contributions of the next 18 smallest counties and reduce by 5 percent the general fund contribution of the remaining 21 counties.

         The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996. Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with the state law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

         The Sponsor believes the information summarized above describes some of the more significant aspects relating to the California Trust. The sources of such information are Preliminary Official Statements and Official Statements relating to the State's general obligation bonds and the State's revenue anticipation notes, or obligations of other issuers located in the State of California, or other publicly available documents. Although the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.


         Florida Trust

         Risk Factors

         The Portfolio of the Florida Trust contains different issues of long-term debt obligations issued by or on behalf of the State of Florida (the "State") and counties, municipalities and other political subdivisions and public authorities thereof or by the Government of Puerto Rico or the Government of Guam or by their respective authorities, all rated in the category A or better by at least one national rating organization (see Investment Summary in Part I). Investment in the Florida Trust should be made

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with an understanding that the value of the underlying Portfolio may decline with increases in interest rates.


         The State Economy. In 1980 Florida ranked seventh among the fifty states with a population of 9.7 million people. The State has grown dramatically since then and, as of April 1, 1997, ranked fourth with an estimated population of 14.7 million. Since the beginning of the eighties, Florida has surpassed Ohio, Illinois and Pennsylvania in total population. Because of the national recession, Florida's net migration declined to 138,000 in 1992, but migration has since recovered and reached 255,000 in 1996. In recent years the prime working age population (18-64) has grown at an average annual rate of more than 2.0%. The share of Florida's total working age population (18-64) to total State population is about 60%. Non-farm employment has grown by over 21.2% since 1991. Total non-farm employment in Florida is expected to increase 3.4% in 1998-99 and rise 2.9% in 1999-2000. By the end of 1999-2000, non-farm employment in the State is expected to reach almost 7.0 million jobs. The State is gradually becoming less dependent on employment related to construction, agriculture and manufacturing, and more dependent on employment related to trade and services. Presently services constitute 34.9% and trade 25.6% of the State's total non-farm jobs. Manufacturing jobs in Florida are concentrated in the area of high-tech and value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. While both the State and national proportion of manufacturing jobs has declined over time, Florida's proportion of manufacturing jobs has been about half the nation's for many years. Foreign Trade has contributed significantly to Florida's employment growth. Trade jobs are expected to grow 2.8% in 1998-99 and 2.8% in 1999-2000. Florida's dependence on highly cyclical construction and construction-related manufacturing has declined. Total contract construction employment as a share of total non-farm employment reached a peak of 10% in 1973. Before the recession of the early 1980's the share was 7.7%. In the late 80's construction's share was 7.5% and in 1997 it was 5.7%. The job creation rate for the State of Florida is almost twice the rate for the nation as a whole. Throughout most of the 1980's the unemployment rate for the State tracked below that of the nation's. In the nineties, the trend was reversed, until 1995, when the state's unemployment rate again tracked below or about the same as the U.S.. In 1997 Florida's unemployment rate was 4.8% while the nation's was 4.9%. Florida's unemployment rate is forecasted at 4.5% in 1998-99 and 4.6% in 1999-2000. Because Florida has a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (Social Security and pension benefits) are a relatively more important source of income. From 1992 to 1997, Florida's total nominal personal income grew by 36.6% and per capita income expanded approximately 25.9%. For the nation, total and per capita personal income increased by 30.2% and 24.1%, respectively. From 1992 through 1997, Florida's total nominal personal income grew by 36.6% and per capita income expanded approximately 25.9%. For the nation, total and per capita personal income increased by 30.2% and 24.1%, respectively. Real personal income in Florida is forecasted to increase 4.9% in 1998-99 and increase 3.5% in 1999-2000. During this time real personal income per capita is expected to grow at 3.1% in 1998-99 and 1.8% in 1999-2000.


         The ability of the State and its local units of government to satisfy the Debt Obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the Debt Obligation is located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. The central and northern portions of the State are

82600.10
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impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been somewhat dependent on the tourism and construction industries and is sensitive to trends in those sectors.


         Some of the computer hardware and software and embedded technology used by the State, its agencies, bond registrars or paying agents may not have been designed to recognize calendar years after 1999, the so-called "Year 2000 problem." Since the operations necessary to assure the uninterrupted flow of funds to bondholders depend upon computer technologies, the failure of any such system to become Year 2000 complaint on a timely basis could have an adverse effect on the collection and payment of revenues to bondholders.

         The State has established a Year 2000 Task Force, allocated funds and expects to complete the remediation of all state agency computer systems by June, 1999. The State Legislature has enacted legislation applying the State's sovereign immunity provision to State and local government entities in the event of Year 2000 computer system failures, and granting the Governor the power to transfer State resources if necessary to address Year 2000 problems in State agencies.

         There can be no assurance that Year 2000 compliance will be achieved in a timely manner by State agencies, and there can be no assurance that any other entity or governmental agency with which they interact electronically will be Year 2000 compliant. At this time, the potential impact of such noncompliance is not known.

         The State Budget. Florida prepares an annual budget which is formulated each year and presented to the Governor and Legislature. Under the State Constitution and applicable statutes, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues during each State fiscal year (the State's fiscal year runs from July 1 through June 30). The Governor and the Comptroller of the State are charged with the responsibility of ensuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any State fund.

         The financial operations of the State covering all receipts and expenditures are maintained through the use of four types of funds: the General Revenue Fund, Trust Funds, the Working Capital Fund and the Budget Stabilization Fund. The majority of the State's tax revenues are deposited in the General Revenue Fund and monies for all funds are expended pursuant to appropriations acts. In fiscal year 1996-97, expenditures for education, health and welfare and public safety amounted to approximately 53%, 26% and 14%, respectively, of total General Revenue Funds available. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. Revenues in the General Revenue Fund which are in excess of the amount needed to meet appropriations may be transferred to the Working Capital Fund.


         State Revenues.


         For fiscal year 1998-99 the estimated General Revenue plus Working Capital and Budget Stabilization Funds available total $19,463.7 million, a 5.1% increase over 1997-98. The $17,692.4 million in Estimated Revenues represent an increase of 4.4% over the analogous figure in 1997-98. With combined General Revenue, Working Capital and Budget Stabilization Funds appropriations at $18,185.0 million, unencumbered reserves at the end of 1998-

99 are estimated at $1,379.6 million. For fiscal year 1999-2000, the estimated General Revenue plus Working Capital and Budget Stabilization Funds available total $19,923.7 million, a 2.4% increase over 1998-99. The $18,386.1 million in Estimated Revenues represent a 3.9% increase over the analogous figure in 1998-99.

         In fiscal year 1996-97, the State derived approximately 67% of its total direct revenues for deposit in the General Revenue Fund, Trust Funds, Working Capital Fund and Budget Stabilization Fund from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. The largest single source of tax receipts in the State is the 6% sales and use tax. For the fiscal year ended June 30, 1997, receipts from the sales and use tax totaled $12,089 million, an increase of 5.5% from the prior fiscal year. The second largest source of State tax receipts is the tax on motor fuels including the tax receipts distributed to local governments. Receipts from the taxes on motor fuels are almost entirely dedicated to trust funds for specific purposes or transferred to local governments and are not included in the General Revenue Fund. Preliminary data for the fiscal year ended June 30, 1997, show collections of this tax totaled $2,012.0 million.

         The State currently does not impose a personal income tax. However, the State does impose a corporate income tax on the net income of corporations, organizations, associations and other artificial entities for the privilege of conducting business, deriving income or existing within the State. For the fiscal year ended June 30, 1997, receipts from the corporate income tax totaled $1,362.3 million, an increase of 17.2% from fiscal year 1995-96. The Documentary Stamp Tax collections totaled $844.2 million during fiscal year 1996-97, posting an 8.9% increase from the previous fiscal year. The Alcoholic Beverage Tax, an excise tax on beer, wine and liquor totaled $447.2 million in fiscal year ending June 30, 1997. The Florida Lottery produced gross sales of $2.09 billion in fiscal year 1996-97 of which $792.3 million was used for education purposes.


         While the State does not levy ad valorem taxes on real property or tangible personal property, counties, municipalities and school districts are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. Under the State Constitution, ad valorem taxes may not be levied by counties, municipalities, school districts and water management districts in excess of the following respective mileages upon the assessed value of real estate and tangible personal property: for all county, municipal or school purposes, ten mills, and for water management districts, no more than 0.05 mill or 1.0 mill, depending upon geographic location. These millage limitations do not apply to taxes levied for payment of bonds and taxes levied for periods not longer than two years when authorized by a vote of the electors. (Note: one mill equals one-tenth of one cent.)

         The State Constitution and statutes provide for the exemption of homesteads from certain taxes. The homestead exemption is an exemption from all taxation, except for assessments for special benefits, up to a specific amount of the assessed valuation of the homestead. This exemption is available to every person who has the legal or equitable title to real estate and maintains thereon his or her permanent home. All permanent residents of the State are currently entitled to a $25,000 homestead exemption from levies by all taxing authorities, however, such exemption is subject to change upon voter approval.


         As of January 1, 1994, the property valuations for homestead property are subject to a growth cap of the lesser of 3% or the change in the Consumer Price Index during the relevant year, except in the event of a sale thereof during such year, and except as to improvements thereto during such


82600.10
                                      -21-
year. If the property changes ownership or homestead status, it is to be revalued at full just value on the next tax roll.

         Since municipalities, counties, school districts and other special purpose units of local governments with power to issue general obligation bonds have authority to increase the millage levy for voter approved general obligation debt to the amount necessary to satisfy the related debt service requirements, the property valuation growth cap is not expected to adversely affect the ability of these entities to pay the principal of or interest on such general obligation bonds. However, in periods of high inflation, those local government units whose operating millage levies are approaching the constitutional cap and whose tax base consists largely of residential real estate, may, as a result of the above-described property valuation growth cap, need to place greater reliance on non-ad valorem revenue sources to meet their operating budget needs.

         At the November 1994 general election, voters approved an amendment to the State Constitution that limits the amount of taxes, fees, licenses and charges imposed by the Legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. The revenue limit is determined by multiplying the average annual rate of growth in Florida personal income over the previous five years times the maximum amount of revenues permitted under the cap for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the Legislature. The limit was effective starting with fiscal year 1995-96 based on actual revenues from fiscal year 1994-95. Any excess revenues generated will be deposited in the Budget Stabilization Fund. Included among the categories of revenues which are exempt from the proposed revenue limitation, however, are revenues pledged to state bonds.

         State General Obligation Bonds and State Revenue Bonds.

         The State Constitution does not permit the State to issue debt obligations to fund governmental operations. Generally, the State Constitution authorizes State bonds pledging the full faith and credit of the State only to finance or refinance the cost of State fixed capital outlay projects, upon approval by a vote of the electors, and provided that the total outstanding principal amount of such bonds does not exceed 50% of the total tax revenues of the State for the two preceding fiscal years. Revenue bonds may be issued by the State or its agencies without a vote of the electors only to finance or refinance the cost of State fixed capital outlay projects which are payable solely from funds derived directly from sources other than State tax revenues.

         Exceptions to the general provisions regarding the full faith and credit pledge of the State are contained in specific provisions of the State Constitution which authorize the pledge of the full faith and credit of the State, without electorate approval, but subject to specific coverage requirements, for: certain road projects, county education projects, State higher education projects, State system of Public Education and construction of air and water pollution control and abatement facilities, solid waste disposal facilities and certain other water facilities.

         Local Bonds.

         The State Constitution provides that counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue debt obligations payable from ad valorem taxation and maturing more than 12 months after issuance, only (i) to finance or refinance

82600.10
                                      -22-
capital projects authorized by law, provided that electorate approval is obtained, or (ii) to refund outstanding debt obligations and interest and redemption premium thereon at a lower net average interest cost rate.

         Counties, municipalities and special districts are authorized to issue revenue bonds to finance a variety of self-liquidating projects pursuant to the laws of the State, such revenue bonds to be secured by and payable from the rates, fees, tolls, rentals and other charges for the services and facilities furnished by the financed projects. Under State law, counties and municipalities are permitted to issue bonds payable from special tax sources for a variety of purposes, and municipalities and special districts may issue special assessment bonds.

         Bond Ratings.


         General obligation bonds of the State are currently rated Aa2 by Moody's, AA+ by Standard & Poor's, and AA by Fitch Investors Services, Inc.


         Litigation.

         Due to its size and its broad range of activities, the State (and its officers and employees) are involved in numerous routine lawsuits. The managers of the departments of the State involved in such routine lawsuits believe that the results of such pending litigation would not materially affect the State's financial position. In addition to the routine litigation pending against the State, its officers and employees, the following lawsuits and claims are also pending:


         A. In an inverse condemnation suit, plaintiff claims that the action of State constitutes a taking of plaintiff's leases for which compensation is due. The Circuit Judge granted the State's motion for summary judgment finding that as a matter of law, the State had not deprived plaintiff of any royalty rights. Plaintiff appealed to the First District Court of Appeals, but the case was remanded to the Circuit Court for trial. Final judgment was made in favor of the State. Although plaintiff filed for a review by the Florida Supreme Court, the Supreme Court denied review and the petition for certiorari.

         B. The Florida Department of Transportation has filed an action against owners of property adjoining property that is subject to a claim by the U.S. Environmental Protection Agency, seeking a declaratory judgment that the Department is not the owner of such property. Although the case was dismissed the EPA could file a claim against the FDOT for clean-upcosts. These clean-up costs could exceed $25 million.


         C. In a class action suit on behalf of clients of residential placement for the developmentally disabled seeking refunds for services where children were entitled to free education under the Education for Handicapped Act, the District Court held that the State could not charge maintenance fees for children between the ages of 5 and 17 based on the Act. All appeals have been exhausted. The State's potential cost of refunding these charges could exceed $42 million. However, attorneys are in the process of negotiating a settlement amount.

         D. In an action challenging the constitutionality of the Public Medical Assistance Trust Fund annual assessment on net operating revenue of free-standing out-patient facilities offering sophisticated radiology services, a trial has not been scheduled. If the State does not prevail, the potential refund liability could be approximately $70 million.


82600.10
                                      -23-

         E. In an action challenging whether Florida's statute for dealer repossessions authorizes the Department of Revenue to grant a refund to a financial institution as the assignee of numerous security agreements governing the sale of automobiles and other property sold by dealers, the question turns on whether the Legislature intended the statute only to provide a refund or credit to the dealer who actually sold the tangible personal property and collected and remitted the tax or intended that right to be assignable. Final judgment has been issued against the Department; however, the Department plans to appeal the decision. Several banks have applied for refunds; the potential refund to financial institutions exceeds $30,000,000 annually.

         F. In an action challenging whether the State of Florida and the Department of Environmental Protection (DEP) breached contracts with the plaintiff by "freezing" the process of reimbursement applications and then terminating the petroleum contamination clean-up reimbursement process, the plaintiff alleges the State's and DEP's actions constitute torts or impairment of contractual obligations. Plaintiff also alleges that the termination of the petroleum contamination clean-up reimbursement program constitutes a breach of contract. In addition to damages, plaintiff seeks recovery of attorneys fees and costs. If attorneys fees and costs are awarded, the potential liability could be as high as $60 million.

         G. In an action against the Florida Department of Transportation, plaintiff claims the Department has been responsible for construction of roads and attendant drainage facilities in Hillsborough County, and as a result of its construction, has caused plaintiff's property to become subject to flooding, thereby amounting to an uncompensated taking. The Court granted the State's Motion for More Definite Statement as to certain portions of the plaintiff's complaint. If the State is unsuccessful in its action, potential losses could exceed $40 million.

         H. In a case challenging the date of the imposition of interest on additional amounts of corporate income tax due as a result of Federal audit adjustments, the Florida Department of Revenue's historical position is that interest is due from the due date of the return until payment of the additional amount of tax is made. The taxpayer contends that interest should accrue from the date the Federal audit adjustments were due to be reported to Florida. A Final Order was issued adopting the Department's position; however, the taxpayer filed an appeal of the Final Order. Based on the best available information, the potential exposure for refunds or lost revenue is in the range of $12 to $20 million per year.



         New York Trust


         Special Factors Affecting New York. The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in connection with the issuance of State and City municipal bonds. The Fund has not independently verified this information.


         Economic Trends


         Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For


82600.10
                                      -24-
decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

         The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

                                 New York City


         The City, with a population of approximately 7.4 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and printing.

         For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

         As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current financial plan projects a surplus in the 1999 fiscal year, before discretionary transfers, and budget gaps for each of the 2000, 2001 and 2002 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.


         The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no

82600.10
                                      -25-
assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.


         The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 1999 through 2002 fiscal years (the "1999-2002 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and Federal aid and the impact on City revenues and expenditures of any future Federal or State policies affecting the City.

         Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1999 through 2002 contemplates the issuance of $5.2 billion of general obligation bonds and $5.4 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

         For the 1998 fiscal year, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 1998 fiscal year is the eighteenth year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

         On November 18, 1998, the City released the Financial Plan for the 1999 through 2002 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan is a modification to the financial plan submitted to the Control Board on June 26, 1998 (the "June Financial Plan"). The Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and projects gaps of $2.2 billion, $2.9 billion and $2.4 billion for the 2000 through 2002 fiscal years, respectively, after implementation of a gap closing program to reduce agency expenditures by $200 million in the 1999 fiscal year and approximately $80 million in each of fiscal years 2000 through 2002.

         Changes since the June Financial Plan include: (i) an increase in projected tax revenues of $288 million and $8 million in fiscal years 1999 and 2000, respectively, and a decrease in projected tax revenues of $23 million and $66 million in fiscal years 2001 and 2002, respectively; (ii) an increase in planned expenditures for health insurance of approximately $60 million in


82600.10
                                      -26-
each of fiscal years 1999 through 2002; (iii) a decrease in projected pension expenditures due to higher than planned increases in the value of the assets of the retirement systems of $67 million, $171 million, $264 million and $372 million in the fiscal years 1999 through 2002, respectively; (iv) other agency spending increases of $76 million, $101 million, $78 million, and $70 million in fiscal years 1999 through 2002, respectively; and (v) an increase in agency expenditures of $227 million, $295 million, $295 million and $294 million in fiscal years 1999 through 2002, respectively, due to a reduction in the agency gap closing program.

         The 1999-2002 Financial Plan includes a proposed discretionary transfer in the 1999 fiscal year of $465 million to pay debt service due in fiscal year 2000. In addition, the Financial Plan reflects enacted and proposed tax reduction programs totaling $429 million, $604 million and $606 million in fiscal years 2000 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a personal income tax credit for child care and for resident holders of Subchapter S corporations starting in fiscal year 2000, which are subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.

         The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $183 million, $524 million and $544 million in the 2000, 2001 and 2002 fiscal years, respectively; and (ii) collection of the projected rent payments for the City's airports, totaling $6 million, $365 million, $155 million and $185 million in the 1999 through 2002 fiscal years, respectively, a substantial portion of which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal actions. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

         In January, the Mayor is expected to publish a Modification (the "January Modification") to the Financial Plan for the City's 1999 through 2003 fiscal years and a preliminary budget for the City's fiscal year 2000. The January Modification will include changes since the Financial Plan and the City's program to address the currently forecast $2.2 billion gap in fiscal year 2000. As in prior years, the City's gap-closing program could include a program to substantially reduce projected agency spending and City proposals for increased Federal and State aid and other non-tax revenues.

         The 1998 modification of the City's financial plan and the 1999- 2002 Financial Plan include a proposed discretionary transfer in the 1998 fiscal year of approximately $2.0 billion to pay debt service due in the 1999 fiscal year, and a proposed discretionary transfer in the 1999 fiscal year of $416 million to pay debt service due in fiscal year 2000, included in the Budget Stabilization Accounts for the 1998 and 1999 fiscal years, respectively. In addition, the Financial Plan reflects proposed tax reduction programs totaling $237 million, $537 million, $657 million and $666 million in fiscal years 1999 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, a City-funded acceleration of the State funded personal income tax reduction for the 1999 through 2001 fiscal years, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a


82600.10
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




personal income tax credit for child care and for resident holders of Subchapter S corporations, which are subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.

         On June 5, 1998, the City Council adopted a budget which re- allocated expenditures from those provided in the Executive Budget in the amount of $409 million. The re-allocated expenditures, which include $116 million from the Budget Stabilization Account, $82 million from debt service, $45 million from pension contributions, $54 million from social services spending and $112 million from other spending, were re-allocated to uses set forth in the City Council's adopted budget. Such uses include a revised tax reduction program at a revenue cost in the 1999 fiscal year of $45 million, additional expenditures for various programs of $199 million and provision of $165 million to retire high interest debt. The revised tax reduction program in the City Council's adopted budget assumes the expiration of the 12.5% personal income tax surcharge, rather than the implementation of the personal income tax reduction program proposed in the Executive budget. The changes reflected in the City Council's adopted budget would increase the gaps forecast between revenues and expenditures in the future years of the Financial Plan.

         On June 5, 1998, in accordance with the City Charter, the Mayor certified to the City Council revised estimates of the City's revenues (other than property tax) for fiscal year 1999. Consistent with this certification, the property tax levy was estimated by the Mayor to require an increase to realize sufficient revenue from this source to produce a balanced budget within generally accepted accounting principles. On June 8, 1998, the City Council adopted a property tax levy that was $237.7 million lower than the levy estimated to be required by the Mayor. The City Council, however, maintained that the revenue to be derived from the levy it adopted would be sufficient to achieve a balanced budget because the property tax reserve for uncollectibles could be reduced. Property tax bills for fiscal year 1999 are expected to be mailed in the near future by the City's Department of Finance at the rates adopted by the City Council for fiscal year 1998, subject to later adjustment.

         On July 16, 1998, Standard & Poor's revised its rating of City bonds upward from BBB+ to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. Moody's, Standard & Poor's and Fitch currently rate the City's outstanding general obligations bonds A3, A- and A-, respectively.

         New York State and its Authorities. The State Financial Plan for the 1998-1999 fiscal year projects balance on a cash basis for the 1998-1999 fiscal year, as modified on July 30, 1998, with a closing balance in the General Fund of $1.67 billion. The State Financial Plan contains projections of a potential imbalance in the 1999-2000 fiscal year of $1.3 billion, assuming implementation of unspecified efficiency actions, the receipt of funds from the tobacco settlement and the application of certain reserves established in the 1998-1999 State Financial Plan. The Executive Budget submitted in February 1998 contained projections at that time of a potential imbalance in the 2000-2001 fiscal year of $3.72 billion, assuming implementation of unspecified efficiency initiatives and other actions in the 2000-2001 fiscal year.

         The 1999-2002 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1999-2002 Financial Plan is subject to various other uncertainties and contingencies relating to, among other


82600.10
                                      -28-
factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1999 through 2002 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of State agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

         The Legislature passed a State budget for the 1998-1999 fiscal year on April 18, 1998, and on April 26, 1998 the Governor vetoed certain of the increased spending in the State budget passed by the Legislature. The Legislature did not override any of the Governor's vetoes. The State Financial Plan for the 1998-1999 fiscal year, as modified on July 30, 1998, projects balance on a cash basis for the 1998-1999 fiscal year, with a closing balance in the General Fund of $1.67 billion. The State Financial Plan contains projections of a potential imbalance in the 1999-2000 fiscal year of $1.3 billion, assuming implementation of $600 million of unspecified efficiency actions, the receipt of $250 million in funds from the tobacco settlement and the application of certain reserves established in the 1998- 1999 State Financial Plan. The Executive Budget submitted in February 1998 contained projections at that time of a potential imbalance in the 2000-2001 fiscal year of $3.72 billion, assuming implementation of $800 million of unspecified efficiency initiatives in the 2000-2001 fiscal year and $250 million in funds from the tobacco settlement. The State Financial Plan for the 1998-1999 fiscal year includes multi-year tax reductions and significant increases in spending which will affect the 2000-2001 fiscal year. The various elements of the State and local tax and assessment reductions enacted during the last several fiscal years will reduce projected revenues by more than $4 billion in the 2002-2003 fiscal year as measured from the current 1998-1999 base.

         On July 23, 1998, the New York State Comptroller issued a report which noted that a significant cause for concern is the budget gaps in the 1999-2000 and 2000-2001 fiscal years, which the State Comptroller projected at $1.8 billion and $5.5 billion, respectively, after excluding the uncertain receipt by the State of $250 million of funds from the tobacco settlement assumed for each of such fiscal years, as well as the unspecified actions assumed in the State's projections. The State Comptroller also stated that if the securities industry or economy slows, the size of the gaps would increase.

         Standard & Poor's rates the State's general obligation bonds A, and Moody's rates the State's general obligation bonds A2. On August 28, 1997, Standard & Poor's revised its rating on the State's general obligation bonds from A- to A.

         Litigation. A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally


82600.10
                                      -29-
involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the 1999-2002 Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1998 amounted to approximately $3.5 billion.


         Virginia Trust

         Virginia Risk Factors. Investors should be aware of certain factors that might affect the financial condition of issuers of Virginia municipal securities.

         Bonds in the Virginia Trust may include primarily debt obligations of the subdivisions of the Commonwealth of Virginia issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which bonds may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the Commonwealth of Virginia and its political subdivisions to pay their debts. Therefore, the general risk factors as to the credit of the State or its political subdivision discussed herein may not be relevant to the Virginia Trust.

         To the extent bonds of the Commonwealth of Virginia are included in the Virginia Issues, information on the financial condition of the Commonwealth is noted. The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires a balanced budget. The Commonwealth has maintained a high level of fiscal stability for many years due in large part to conservative financial operations and diverse sources of revenue. The economy of the Commonwealth of Virginia is based primarily on manufacturing, the government sector (including defense), agriculture, mining and tourism. Defense installations are concentrated in Northern Virginia, the location of the Pentagon, and the Hampton Roads area, including the Cities of Newport News, Hampton, Norfolk and Virginia Beach, the locations of, among other installations, the Army Transportation Center (Ft. Eustis), the Langley Air Force Base, Norfolk Naval Base and the Oceana Naval Air Station, respectively. Any substantial reductions in defense spending generally or in particular areas, including base closings, could adversely affect the state and local economies.

         The Commonwealth currently has a Standard & Poor's rating of AAA and a Moody's rating of Aaa on its general obligation bonds. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.


         General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under section 15.2-2659 of the Code of Virginia of 1950, as amended, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after


82600.10
                                      -30-
investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest. The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest.


         Revenue bonds issued by Virginia political subdivisions include (i) revenue bonds payable exclusively from revenue producing governmental enterprises and (ii) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.


         Virginia municipal securities that are lease obligations are customarily subject to "non-appropriation" clauses which allow the municipality, or other public entity, to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose. See "Objectives". Legal principles may restrict the enforcement of provisions in lease financing limiting the municipal issuer's ability to utilize property similar to that leased in the event that debt service is not appropriated.


                                 PUBLIC OFFERING

         Offering Price. The secondary market Public Offering Price per Unit of each Trust is computed by adding a sales charge to the aggregate bid price of the Bonds in such Trust divided by the number of Units thereof outstanding. The method used by the Evaluator for computing the sales charge for secondary market purchases shall be based upon the number of years remaining to maturity of each Bond in the portfolio. Bonds will be deemed to mature on their stated maturity dates unless bonds have been called for redemption, funds have been placed in escrow to redeem them on an earlier call date or are subject to a "mandatory put," in which case the maturity will be deemed to be such other date.

         The table below sets forth the various sales charges based on the length of maturity of each Bond:



                                   As Percent of Public
Time to Maturity                      Offering Price
-----------------                  --------------------
less than 6 months                          0%
6 mos. to 1 year                            1%
over 1 yr. to 2 yrs.                       1 1/2%
over 2 yrs. to 4 yrs.                      2 1/2%
over 4 yrs. to 8 yrs.                      3 1/2%
over 8 yrs. to 15 yrs.                     4 1/2%
over 15 years                              5 1/2%

         A proportionate share of accrued interest on the Bonds to the expected date of settlement for the Units is added to the Public Offering Price. Accrued interest is the accumulated and unpaid interest on Bonds from the last day on which interest was paid and is initially accounted for daily by each Trust at the daily rate set forth under "Summary of Essential Information" for each Trust in Part A of this Prospectus. This daily rate is net of estimated fees and expenses. The secondary market Public Offering Price can vary on a daily basis from the amount stated on the cover of Part A of this Prospectus in accordance with fluctuations in the prices of the Bonds. The price to be paid by each investor will be computed on the basis of an evaluation made as of the day the Units are purchased. The aggregate bid price evaluation of the Bonds is determined in the manner set forth under "Trustee Redemption."

         The Evaluator may obtain current prices for the Bonds from investment dealers or brokers (including the Sponsors) that customarily deal in tax-exempt obligations or from any other reporting service or source of information which the Evaluator deems appropriate.

         Accrued Interest. An amount of accrued interest which represents accumulated unpaid or uncollected interest on a bond from the last day on which interest was paid thereon will be added to the Public Offering Price and paid by the Certificateholder at the time Units are purchased. Since each Trust normally receives the interest on the Bonds twice a year and the interest on the Bonds is accrued on a daily basis (this daily rate is net of estimated fees and expenses), each Trust will always have an amount of interest earned but uncollected by, or unpaid to, the Trustee. A Certificateholder will not recover his proportionate share of accrued interest until the Units of a Trust are sold or redeemed, or such Trust is terminated. At that time, the Certificateholder will receive his proportionate share of the accrued interest computed to the settlement date in the case of sale or termination and to the date of tender in the case of redemption.

         Employee Discounts. Employees (and their families) of Reich & Tang Distributors, Inc. (and its affiliates) and of any underwriter of any Trust, pursuant to employee benefit arrangements, may purchase Units of a State Trust at a price equal to the bid side evaluation of the underlying securities in such State Trust divided by the number of Units outstanding plus a reduced sales charge. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor's secondary market, so long as it is being maintained.

         Distribution of Units. Certain banks and thrifts will make Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular agency transactions are permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

         The Sponsor intends to qualify the Units of each State Trust for sale in only the State for which such Trust is named and certain other states through dealers who are members of the National Association of Securities

82600.10
                                      -32-

Dealers, Inc. Units may be sold to dealers at prices which represent a concession of up to $33.00 per Unit, subject to the Sponsor's right to change the dealers' concession from time to time. In addition, for transactions of 1,000,000 Units or more, the Sponsor intends to negotiate the applicable sales charge and such charge will be disclosed to any such purchaser. Such Units may then be distributed to the public by the dealers at the Public Offering Price then in effect. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. The Sponsor reserves the right to change the discounts from time to time.

         Sponsor's Profits. The Sponsor will receive a gross commission on all Units sold in the secondary market equal to the applicable sales charge in each transaction (see "Offering Price"). In addition, in maintaining a market for the Units (see "Sponsor Repurchase"), the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which it buys Units and the price at which it resells such Units.


         Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price. The secondary market Public Offering Price of Units of each State Trust will be determined on the basis of the current bid prices of the Bonds in such State Trust plus the applicable sales charge. Value at which Units may be resold in the secondary market or redeemed will be determined on the basis of the current bid prices of such Bonds without any sales charge. On the Evaluation Date, the Public Offering Price per Unit of each State Trust (based on the bid price of the Bonds in such State Trust plus the sales charge) each exceeded the Repurchase and Redemption Price per Unit (based upon the bid price of the Bonds in each State Trust without the sales charge) by the amounts shown under "Summary of Essential Information" for each State Trust in Part A of this Prospectus. For this reason, among others (including fluctuations in the market prices of such Bonds and the fact that the Public Offering Price includes the applicable sales charge), the amount realized by a Certificateholder upon any redemption of Units may be less than the price paid for such Units.


             ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN

         The rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".


         Estimated Long Term Return is calculated by: (i) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in a Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (ii) calculating the average of the yields for the Bonds in each Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of each Trust); and (iii) reducing the average yield for the portfolio of each Trust in order to reflect estimated fees and expenses of that Trust and the maximum sales charge paid by Certificateholders. The resulting Estimated Long Term Return represents a measure of the return to Certificateholders earned over the estimated life of each Trust. The Estimated Long Term Return as of the day prior to the Evaluation Date is stated for each Trust under "Summary of Essential Information" in Part A.


         Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In

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                                      -33-
contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolios of each Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. On the day prior to the Evaluation Date, the Estimated Net Annual Interest Income per Unit divided by the Public Offering Price resulted in the Estimated Current Return stated for each Trust under "Summary of Essential Information" in Part A.

         The Estimated Net Annual Interest Income per Unit of each Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to each Trust and with the redemption, maturity, sale or other disposition of the Bonds in each Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future.

         A schedule of cash flow projections is available from the Sponsor upon request.


                          RIGHTS OF CERTIFICATEHOLDERS

         Certificates. Ownership of Units of each State Trust is evidenced by registered Certificates executed by the Trustee and the Sponsor. Certificates may be issued in denominations of one or more Units and will bear appropriate notations on their faces indicating which plan of distribution has been selected by the Certificateholder. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and/or accompanied by a written instrument or instrument of transfer. Although no such charge is presently made or contemplated, the Trustee may require a Certificateholder to pay $2.00 for each Certificate reissued or transferred and any governmental charge that may be imposed in connection with each such transfer or interchange. Mutilated, destroyed, stolen or lost Certificates will be replaced upon delivery of satisfactory indemnity and payment of expenses incurred.

         Interest and Principal Distributions. Interest received by each State Trust is credited by the Trustee to the Interest Account of such Trust and a deduction is made to reimburse the Trustee without interest for any amounts previously advanced. Proceeds representing principal received by each State Trust from the maturity, redemption, sale or other disposition of Bonds are credited to the Principal Account of such State Trust.

         Distributions to each Certificateholder of each State Trust from the Interest Account of such State Trust are computed as of the close of business on each Record Date for the following Payment Date and consist of an amount substantially equal to one-twelfth, one-half or all of such Certificateholder's pro rata share of the Estimated Net Annual Interest Income in such Interest Account, depending upon the applicable plan of distribution. Distributions from the Principal Account of each State Trust will be computed as of each semi-annual Record Date, and will be made to the Certificateholders of such State Trust on or shortly after the next semi-annual Payment Date. Proceeds representing principal received from the disposition of any of the Bonds between a Record Date and a Payment Date which are not used for redemptions of Units will be held in the appropriate Principal Account and not distributed until the second succeeding semi-annual Payment Date. No distributions will be made to Certificateholders electing to participate in

82600.10
                                      -34-
the Total Reinvestment Plan, except as provided thereunder. Persons who purchase Units between a Record Date and a Payment Date will receive their first distribution on the second Payment Date after such purchase.

         Because interest payments are not received by the State Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of a given Record Date. For the purpose of minimizing fluctuations in the distributions from the Interest Account, the Trustee will advance sufficient funds as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for these advances to the Interest Account. Funds which are available for future distributions, investment in the Total Reinvestment Plan, payments of expenses and redemptions are in accounts which are non-interest bearing to Certificateholders and are available for use by the Trustee pursuant to normal banking procedures.

         As of the first day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Expenses and Charges"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any applicable taxes or other governmental charges that may be payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee.

         The estimated monthly, semi-annual or annual interest distribution per Unit of each State Trust initially will be in the amounts shown under "Summary of Essential Information" in Part A and will change and be reduced as Bonds mature or are redeemed, exchanged or sold, or as expenses of each State Trust fluctuate. No distribution need be made from a Principal Account until the balance therein is an amount sufficient to distribute $1.00 per Unit.

         Distribution Elections. Interest is distributed monthly, semi- annually or annually, depending upon the distribution applicable to the Unit Purchased. Record Dates for interest distributions will be the first day of each month for monthly distributions, the first day of each June and December for semi-annual distributions and the first day of each December for annual distributions. Payment Dates will be the fifteenth day of each month following the respective Record Dates. Certificateholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Every October each Certificateholder may change his distribution election by notifying the Trustee in writing of such change between October 1 and November 1 of each year. (Certificateholders deciding to change their election should contact the Trustee by calling the number listed on the back cover hereof for information regarding the procedures that must be followed in connection with this written notification of the change of election.) Failure to notify the Trustee on or before November 1 of each year will result in a continuation of the plan for the following 12 months.

         Records. The Trustee shall furnish Certificateholders, in connection with each distribution, a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person

82600.10
                                      -35-
who at any time during the calendar year was a Certificateholder of record of a State Trust, a statement showing (i) as to the Interest Account of such State
Trust: interest received (including any earned original issue discount and amounts representing interest received upon any disposition of Bonds and earned original discount, if any), amounts paid for redemption of Units, if any, deductions for applicable taxes and fees and expenses of such State Trust, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to such State Trust's Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing accrued interest), deductions for payments of applicable taxes and fees and expenses of such State Trust, amounts paid for redemption of Units, if any, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Bonds held in such State Trust and the number of Units thereof outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit of such State Trust based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed to Certificateholders of such State Trust during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding on the last business day of such calendar year.


         The Trustee shall keep available for inspection by Certificateholders, at all reasonable times during usual business hours, books of record and account of its transactions as Trustee, including records of the names and addresses of Certificateholders, Certificates issued or held, a current list of Bonds in the portfolio and a copy of the Trust Agreement.


                                   TAX STATUS


         All Bonds acquired by the State Trusts were accompanied by copies of opinions of bond counsel to the issuing governmental authorities given at the time of original delivery of the Bonds to the effect that the interest thereon is exempt from regular Federal income tax and from the respective State income taxes. Such interest may, however, be subject to the federal alternative minimum tax and to state and local taxes in other jurisdictions. Neither the Sponsor nor the Trustee nor their respective counsel have made any review of the proceedings relating to the issuance of the Bonds or the bases for such opinions and express no opinion as to these matters, and neither the Trustee nor the Sponsor nor their respective counsel have made an independent examination or verification that the federal income tax status of the Bonds has not been altered since the time of the original delivery of those opinions.


         In rendering the opinion set forth below, counsel has examined the Agreement, the final form of Prospectus dated the date hereof and the documents referred to therein, among others, and has relied on the validity of said documents and the accuracy and completeness of the facts set forth therein.

         In the opinion of Battle Fowler LLP, counsel for the Sponsor, under existing law:


         The State Trusts will be classified as a grantor trust for federal income tax purposes and are not associations taxable as corporations for


82600.10
                                      -36-
     federal income tax purposes under the Internal Revenue Code of 1986 (the "Code"). Income received by each State Trust that consists of interest excludable from federal gross income under the Code will be excludable from the federal gross income of the Certificateholders of such State Trust.

         Each Certificateholder of a State Trust will be considered the owner of a pro rata portion of the assets of that State Trust. Thus, each Certificateholder of a State Trust will be considered to have received its pro rata share of Bond interest when it is received by the State Trust, and the entire amount of net income distributable to Certificateholders of a State Trust that is exempt from federal income tax when received by that State Trust will constitute tax-exempt income when received by the Certificateholders.

         Such gain does not include any amount received in respect to accrued interest, earned original issue discount and accrued market discount.

         Gain realized on sale or redemption of the Bonds or on sale of a Unit is, however, includible in gross income for federal income tax purposes, generally as capital gain. Such gain does not include any amount received in respect to accrued interest, earned original issue discount and accrued market discount. Gain on the disposition of a Bond or a Unit purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. Such gain may be long- or short-term gain depending on the holding period of the Units, assuming that the Units are held as a capital asset. Capital losses are deductible to the extent of capital gains; in addition, up to $3,000 of capital losses of non-corporate Certificateholders ($1,500 for married persons filing separately) may be deducted against ordinary income. Capital assets held by individuals will qualify for long-term capital gain treatment if held for more than one year and will be subject to a reduced tax rate of 20% rather than the regular maximum tax rate of 39.6%.

         Each Certificateholder of a State Trust will realize taxable gain or loss when that State Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity), as if the Certificateholder had directly disposed of its pro rata share of such Bond. The gain or loss is measured by the difference between (i) the tax cost of such pro rata share and (ii) the amount received therefor. The Certificateholder's tax cost for each Bond is determined by allocating the total tax cost of each Unit among all the Bonds held in the State Trust (in accordance with the portion of the State Trust comprised by each Bond). In order to determine the amount of taxable gain or loss, the Certificateholder's amount received is similarly allocated at that time. The Certificateholder may exclude from the amount received any amounts that represent accrued interest or the earned portion of any original issue discount but may not exclude amounts attributable to market discount. Thus, when a Bond is disposed of by State Trust at a gain, taxable gain will equal the difference between (i) the amount received and (ii) the amount paid plus any accrued original issue discount. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. No deduction is allowed for the amortization of bond premium on tax-exempt bonds, such as the Bonds, in computing regular federal income tax.



82600.10
                                      -37-

         Discount generally accrues based on the principle of compounding of accrued interest, not on a straight-line or ratable method, with the result that the amount of earned original issue discount is less in the earlier years and more in the later years of a bond term. The tax basis of a discount bond is increased by the amount of accrued, tax-exempt original issue discount thus determined. This method of calculation will produce higher capital gains (or lower losses) to a Certificateholder, as compared to the results produced by the straight-line method of accounting for original issue discount, upon an early disposition of a Bond by a State Trust or of a Unit by a Certificateholder.

         A Certificateholder may also realize taxable income or loss when a Unit of a State Trust is sold or redeemed. The amount received is allocated among all the Bonds in that State Trust in the same manner as when the State Trust disposes of Bonds, and the Certificateholder may exclude accrued interest and the earned portion of any original issue discount (but not amounts attributable to market discount). The return of a Certificateholder's tax cost is otherwise a tax-free return of capital.


         A portion of Social Security benefits is includible in gross income for taxpayers whose modified adjusted gross income combined with a portion of their Social Security benefits exceeds a base amount. The base amount is $25,000 for an individual, $32,000 for a married couple filing a joint return and zero for married persons filing separate returns. Interest on tax-exempt bonds is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits that are includible in gross income and determining whether an individual's income exceeds the base amount above which a portion of the benefits would be subject to tax.


         Corporate Certificateholders are required to include in federal corporate alternative minimum taxable income 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds alternative minimum taxable income (determined without regard to this item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a minimum tax on excess passive investment income which includes tax-exempt interest.


         Under federal law, interest on Bonds in each State Trust issued by authority of the Government of Puerto Rico is exempt from regular Federal income tax and state and local income taxes in the United States and Puerto Rico.


         The State Trusts are not subject to the New York State Franchise Tax on Business Corporations or the New York City General Corporation Tax.


         Battle Fowler LLP is also of the opinion that under the personal income tax laws of the State and City of New York, the income of each State Trust will be treated as the income of the Certificateholders. Interest on the Bonds that is exempt from tax under the laws of the State and City of New York when received by the New York Trust will retain its status as tax-exempt interest of the Certificateholders. In addition, non-residents of New York City will not be subject to the City personal income tax on gains derived with respect to their Units. Non-residents of New York State will not be subject to New York State personal income tax on such gains unless the Units are employed in a business, trade or occupation carried on in New York State. A


82600.10
                                      -38-

New York State or New York City resident should determine its basis and holding period for its Units in the same manner for New York State and New York City tax purposes as for federal tax purposes. For corporations doing business in New York State, interest earned on state and municipal obligations that are exempt from federal income tax, including obligations of New York State, its political subdivisions and instrumentalities, must be included in calculating New York State and New York City entire net income for purposes of computing New York State and New York City franchise (income) tax.

         The exemption of interest on municipal obligations for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local government. The laws of such states and local governments vary with respect to the taxation of such obligations. See "Rights of Certificateholders" in this Part B.

         In the opinion of Brown & Wood LLP, special counsel to the Sponsor for California tax matters, under existing California law applicable to individuals who are California residents:

         The California Trust will not be treated as an association taxable as a corporation, and the income of the California Trust will be treated as the income of the Certificateholders. Accordingly, interest on Bonds received by the California Trust that is exempt from personal income taxes imposed by or under the authority of the State of California will be treated for California income tax purposes in the same manner as if received directly by the Certificateholders.

         Each Certificateholder of the California Trust will recognize gain or loss when the California Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or upon the Certificateholder's sale or other disposition of a Unit. The amount of gain or loss for California income tax purposes will generally be calculated pursuant to the Internal Revenue Code of 1986, as amended, certain provisions of which are incorporated by reference under California law.


         In the opinion of Greenberg Traurig, P.A., special counsel to the Sponsors for Florida tax matters, under existing Florida law:


         1. The Florida Trust will not be subject to income, franchise or other taxes of a similar nature imposed by the State of Florida or its subdivisions, agencies or instrumentalities.


         2. Because Florida does not impose a personal income tax, noncorporate Certificateholders of Units of the Florida Trust will not be subject to any Florida income taxes with respect to (i) amounts received by the Florida Trust on the Bonds it holds; (i.e., amounts which are distributed by the Florida Trust to non-corporate Certificateholders of the Florida Trust; or (iii) any gain realized on the sale or redemption of Bonds by the Florida Trust or of a Unit of the Florida Trust by a noncorporate Certificateholder. However, corporations (including limited liability companies that are taxed as corporations for federal income tax purposes) as defined in Chapter 220, Florida Statutes (1997), as amended, which are otherwise subject to Florida income taxation will be subject to tax on their respective share of any income and gain realized by the Florida Trust and on any gain realized on the sale or redemption of Units of the Florida Trust by the corporate Certificateholder.


         3. The Units will be subject to Florida estate taxes only if held by Florida residents, or if held by non-residents deemed to have business situs in Florida. The Florida estate tax is limited to the amount of the

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



credit for state death taxes provided for in Section 2011 of the Internal Revenue Code of 1986, as amended.


         4. Bonds issued by the State of Florida or its political subdivisions are exempt from Florida intangible personal property taxation under Chapter 199, Florida Statutes (1997), as amended. Bonds issued by the Government of Puerto Rico or by the Government of Guam, or by their authority, are exempt by Federal statute from taxes such as the Florida intangible personal property tax. Thus, the Florida Trust will not be subject to Florida intangible personal property tax on any Bonds in the Florida Trust issued by the State of Florida or its political subdivisions, by the Government of Puerto Rico or by its authority or by, the Government of Guam or by its authority. In addition, the Units of the Florida Trust will not be subject to the Florida intangible personal property tax if the Florida Trust invests solely in such Florida, Puerto Rico or Guam debt obligations.


         In the opinion of Hunton & Williams, special counsel to the Sponsors for Virginia tax matters, under existing Virginia law applicable to individuals who are Virginia residents and assuming that the Virginia Trust is a grantor trust under the grantor trust rules of Sections 671-679 of the Code:

         The Virginia Trust will be taxable as a grantor trust for Virginia income tax purposes with the result that income of the Virginia Trust will be treated as income of the Certificateholders of the Virginia Trust. Consequently, the Virginia Trust will not be subject to any income or corporate franchise tax imposed by the Commonwealth of Virginia, or its subdivisions, agencies or instrumentalities.

         Interest on the Bonds in the Virginia Trust that is exempt from Virginia income tax when received by the Virginia Trust will retain its tax exempt status in the hands of the Certificateholders of the Virginia Trust.

         A Certificateholder of the Virginia Trust will realize a taxable event when the Virginia Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Certificateholder redeems or sells his Units, and taxable gain for Federal income tax purposes may result in taxable gain for Virginia income tax purposes. Certain Bonds, however, may have been issued under Acts of the Virginia General Assembly which provide that all income from such Bond, including any profit from the sale thereof, shall be free from all taxation by the Commonwealth of Virginia. To the extent that any such profit is exempt from Virginia income tax, any such profit received by the Virginia Trust will retain its tax exempt status in the hands of the Certificateholders of the Virginia Trust.

         In the case of Bonds that are industrial revenue bonds ("IRBs") or certain types of private activity bonds, the opinions of bond counsel to the respective issuing authorities indicate that interest on such Bonds is exempt from regular federal income tax. However, interest on such Bonds will not be exempt from regular federal income tax for any period during which such Bonds are held by a substantial user of the facilities financed by the proceeds of such Bonds or by a related person thereof within the meaning of the Code. Therefore, interest on any such Bonds allocable to a Certificateholder who is such a substantial user or related person thereof will not be tax-exempt. Furthermore, in the case of IRBs that qualify for the small issue exemption, the small issue exemption will not be available or will be lost if, at any time during the three-year period beginning on the later of the date the facilities are placed in service or the date of issue, all outstanding tax-exempt IRBs, together with a proportionate share of any present issue, of an

82600.10
                                      -40-
owner or principal user (or related person) of the facilities exceeds $40,000,000. In the case of IRBs issued under the $10,000,000 small issue exemption, interest on such IRBs will become taxable if the face amount of such IRBs plus certain capital expenditures exceeds $10,000,000.

         In addition, a Bond can lose its tax-exempt status as a result of other subsequent but unforeseeable events such as prohibited arbitrage activities by the issuer of the Bond or the failure of the Bond to continue to satisfy the conditions required for the exemption of interest thereon from regular federal income tax. No investigation has been made as to the current or future owners or users of the facilities financed by the Bonds, the amount of such persons' outstanding tax-exempt IRBs, or the facilities themselves, and no assurance can be given that future events will not affect the tax-exempt status of the Bonds. Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.

         Interest on indebtedness incurred or continued to purchase or carry the Units is not deductible for regular federal income tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Also, in the case of certain financial institutions that acquire Units, in general no deduction is allowed for interest expense allocable to the Units.


         From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on debt obligations similar to the Bonds in the State Trusts, and it can be expected that similar proposals may be introduced in the future. In particular, Congress may consider the adoption of some form of flat tax which could have an adverse impact on the value of tax-exempt bonds.


         In South Carolina v. Baker, the U.S. Supreme Court held that the federal government may constitutionally require states to register bonds they issue and subject the interest on such bonds to federal income tax if not registered, and that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the federal government to regulate and control bonds such as the Bonds in the Trust and to tax interest on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust in accordance with Section 103 of the Code.

         The opinions of bond counsel to the issuing governmental authorities to the effect that interest on the Bonds is exempt from regular federal income tax may be limited to law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Investors are advised to consult their own tax advisors for advice with respect to the effect of any legislative changes.


                                    LIQUIDITY

         Sponsor Repurchase. The Sponsor, although not obligated to do so, intends to maintain a secondary market for the Units of each State Trust and continuously to offer to repurchase the Units of the Trusts. The Sponsor's secondary market repurchase price will be based on the aggregate bid price of

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                                      -41-
the Bonds in each State Trust portfolio, determined by the Evaluator on a daily basis, and will be the same as the redemption price. (See "Trustee Redemption.") Certificateholders who wish to dispose of their Units should inquire of the Sponsor as to current market prices prior to making a tender for redemption. The Sponsor may discontinue repurchases of Units of a State Trust if the supply of Units exceeds demand, or for other business reasons. The date of repurchase is deemed to be the date on which Certificates representing Units of a State Trust are physically received in proper form by the Sponsor, Reich & Tang Distributors, Inc., 600 Fifth Avenue, New York, N.Y. 10020. Units received after 4:00 p.m., New York Time, will be deemed to have been repurchased on the next business day. In the event a market is not maintained for the Units of a State Trust, a Certificateholder may be able to dispose of Units only by tendering them to the Trustee for redemption.

         Prospectuses relating to certain other bond trusts indicate an intention by the Sponsor, subject to change, to repurchase units of those funds on the basis of a price higher than the bid prices of the Bonds in the Trusts. Consequently, depending upon the prices actually paid, the secondary market repurchase price of other trusts may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsor for Units of these State Trusts, although in all bond trusts, the purchase price per unit depends primarily on the value of the bonds in the trust portfolio.

         Units purchased by the Sponsor in the secondary market may be re-offered for sale by the Sponsor at a price based on the aggregate bid price of the Bonds in a State Trust plus the applicable sales charge plus net accrued interest. Any Units that are purchased by the Sponsor in the secondary market also may be redeemed by the Sponsor if it determines such redemption to be in its best interest.

         The Sponsor may, under certain circumstances, as a service to Certificateholders, elect to purchase any Units tendered to the Trustee for redemption (see "Trustee Redemption"). For example, if in order to meet redemptions of Units the Trustee must dispose of Bonds, and if such disposition cannot be made by the redemption date (seven calendar days after tender), the Sponsor may elect to purchase such Units. Such purchase shall be made by payment to the Certificateholder not later than the close of business on the redemption date of an amount equal to the Redemption Price on the date of tender.

         Trustee Redemption. Units may also be tendered to the Trustee for redemption at its corporate trust office as set forth in Part A of this Prospectus, upon proper delivery of Certificates representing such Units and payment of any relevant tax. At the present time there are no specific taxes related to the redemption of Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

         Certificates representing Units to be redeemed must be delivered to the Trustee and must be properly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in the case of lost, stolen or mutilated Certificates). Thus, redemptions of Units cannot be effected until Certificates representing such Units have been delivered by the person seeking redemption. (See "Certificates.") Certificateholders must sign exactly as their names appear on the faces of their Certificates. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.


82600.10
                                      -42-

         Within three business days following a tender for redemption, the Certificateholder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that, with respect to Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

         Accrued interest paid on redemption shall be withdrawn from the appropriate Interest Account, or, if the balance therein is insufficient, from the appropriate Principal Account. All other amounts paid on redemption shall be withdrawn from the appropriate Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemptions. Such sales, if required, could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds in a State Trust are sold, the size and diversity of such Trust will be reduced.

         The Redemption Price per Unit of a State Trust is the pro rata share of each Unit in such State Trust determined by the Trustee on the basis of (i) the cash on hand in such Trust or monies in the process of being collected, (ii) the value of the Bonds in such State Trust based on the bid prices of such Bonds and
(iii) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such State Trust, (b) the accrued expenses of such State Trust and (c) cash allocated for distribution to Certificateholders of record of such State Trust as of the business day prior to the evaluation being made. The Evaluator may determine the value of the Bonds in such State Trust for purposes of redemption (i) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by such State Trust, (ii) on the basis of bid prices for bonds comparable to any Bonds for which bid prices are not available,
(iii) by determining the value of the Bonds by appraisal, or (iv) by any combination of the above.

         The Trustee is irrevocably authorized in its discretion, if the Sponsor does not elect to purchase a Unit tendered for redemption or if the Sponsor tenders a Unit for redemption, in lieu of redeeming such Unit, to sell such Unit in the over-the-counter market for the account of the tendering Certificateholder at prices which will return to the Certificateholder an amount in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Unit. The Trustee will pay the net proceeds of any such sale to the Certificateholder on the day he would otherwise be entitled to receive payment of the Redemption Price.

         The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. The Trustee and the Sponsor are not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

         A Certificateholder who wishes to dispose of his Units should inquire of his bank or broker in order to determine if there is a current secondary market price in excess of the Redemption Price.

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




                              TRUST ADMINISTRATION

         Portfolio Supervision. The Sponsor may direct the Trustee to dispose of Bonds in a State Trust upon (i) default in payment of principal or interest on such Bonds, (ii) institution of certain legal proceedings with respect to the issuers of such Bonds, (iii) default under other documents adversely affecting debt service on such Bonds, (iv) default in payment of principal or interest on other obligations of the same issuer or guarantor, (v) with respect to revenue Bonds, decline in revenues and income of any facility or project below the estimated levels calculated by proper officials charged with the construction or operation of such facility or project, or (vi) decline in price or the occurrence of other market or credit factors that in the opinion of the Sponsor would make the retention of such Bonds in such State Trust detrimental to the interests of the Certificateholders. If a default in the payment of principal or interest on any of the Bonds occurs and if the Sponsor fails to instruct the Trustee to sell or hold such Bonds, the Trust Agreement provides that the Trustee may sell such Bonds.

         The Sponsor is authorized by the Trust Agreement to direct the Trustee to accept or reject certain plans for the refunding or refinancing of any of the Bonds. Any bonds received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as the Bonds originally deposited. Within five days after such deposit in a State Trust, notice of such exchange and deposit shall be given by the Trustee to each Certificateholder of such Trust registered on the books of the Trustee, including an identification of the Bonds eliminated and the Bonds substituted therefor. Except as previously stated in the discussion regarding Failed Bonds, the acquisition by a State Trust of any securities other than the Bonds initially deposited is prohibited.

         Trust Agreement, Amendment and Termination. The Trust Agreement may be amended by the Trustee, the Sponsor and the Evaluator without the consent of any of the Certificateholders: (i) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (ii) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (iii) to make such other provisions in regard to matters arising thereunder as shall not adversely affect the interests of the Certificateholders.

         The Trust Agreement may also be amended in any respect, or performance of any of the provisions thereof may be waived, with the consent of the holders of Certificates evidencing 66-2/3% of the Units then outstanding of each State Trust affected by such amendment for the purpose of modifying the rights of Certificateholders; provided that no such amendment or waiver shall reduce any Certificateholder's interest in a State Trust without his consent or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of the holders of all Certificates. The Trust Agreement may not be amended, without the consent of the holders of all Certificates in a State Trust then outstanding, to increase the number of Units issuable by such State Trust or to permit the acquisition of any bonds in addition to or in substitution for those initially deposited in such State Trust, except in accordance with the provisions of the Trust Agreement. The Trustee shall promptly notify Certificateholders, in writing, of the substance of any such amendment.

         The Trust Agreement provides that each State Trust shall terminate upon the maturity, redemption or other disposition, as the case may be, of the last of the Bonds held in such State Trust, but in no event is it to continue beyond the end of the calendar year preceding the fiftieth anniversary of the

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



execution of the Trust Agreement. If the value of a State Trust shall be less than the minimum amount set forth under "Summary of Essential Information in Part A" for such State Trust, the Trustee may, in its discretion, and shall when so directed by the Sponsor, terminate such State Trust. Each State Trust may also be terminated at any time with the consent of the holders of Certificates representing 100% of the Units of such State Trust then outstanding. In the event of termination of a State Trust, written notice thereof will be sent by the Trustee to all Certificateholders of such State Trust. Within a reasonable period after termination, the Trustee must sell any Bonds remaining in the terminated State Trust, and, after paying all expenses and charges incurred by such State Trust, distribute to each Certificateholder thereof, upon surrender for cancellation of his Certificate for Units, his pro rata share of the Interest and Principal Accounts of such State Trust.


         The Sponsors. The Sponsor, Reich & Tang Distributors, Inc. ("Reich & Tang"), a Delaware corporation, is engaged in the brokerage business and is a member of the National Association of Securities Dealers, Inc. Reich & Tang is also a registered investment adviser. Reich & Tang maintains its principal business offices at 600 Fifth Avenue, New York, New York 10020. The sole shareholder of the Sponsor, Reich & Tang Asset Management, Inc. ("RTAM Inc.") is wholly owned by NEIC Holdings, Inc. which, effective December 29, 1997, was wholly owned by NEIC Operating Partnership, L.P. ("NEICOP"). Subsequently, on March 31, 1998, NEICOP changed its name to Nvest Companies, L.P. ("Nvest"). The general partners of Nvest are Nvest Corporation and Nvest, L.P. Nvest, L.P. is owned approximately 99% by public unitholders and its general partner is Nvest Corporation. Nvest, with a principal place of business at 399 Boylston Street, Boston, MA 02116, is a holding company of firms engaged in the securities and investment advisory business. These affiliates in the aggregate are investment advisors or managers to over 80 registered investment companies. Reich & Tang is Sponsor (and Co-Sponsor, as the case may be) for numerous series of unit investment trusts, including New York Municipal Trust, Series 1 (and Subsequent Series), Municipal Securities Trust, Series 1 (and Subsequent Series), 1st Discount Series (and Subsequent Series), Multi-State Series 1 (and Subsequent Series), Mortgage Securities Trust, Series 1 (and Subsequent Series), Insured Municipal Securities Trust, Series 1 (and Subsequent Series) and 5th Discount Series (and Subsequent Series), Equity Securities Trust, Series 1, Signature Series, Gabelli Communications Income Trust (and Subsequent Series) and Schwab Trusts.




         For certain other Trusts as set forth in the "Summary of Essential Information" in Part A, the Sponsors are Reich & Tang and Gruntal & Co., L.L.C., both of whom have entered into an Agreement Among Co-Sponsors pursuant to which both parties have agreed to act as Co-Sponsors for the Trust. Reich & Tang has been appointed by Gruntal & Co., L.L.C. as agent for purposes of taking any action required or permitted to be taken by the Sponsor under the Trust Agreement. If the Sponsors are unable to agree with respect to action to be taken jointly by them under the Trust Agreement and they cannot agree as to which Sponsor shall act as sole Sponsor, then Reich & Tang shall act as sole Sponsor. If one of the Sponsors fails to perform its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, that Sponsor may be discharged under the Trust Agreement and a new Sponsor may be appointed or the remaining Sponsor may continue to act as Sponsor.

         Gruntal & Co., L.L.C., a Delaware limited liability company, operates a regional securities broker/dealer from its main office in New York City and branch offices in nine states. The firm is very active in the marketing of investment companies and has signed dealer agreements with many mutual fund groups. Further, through its Syndicate Department, Gruntal & Co.,

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                                      -45-

L.L.C. has underwritten a large number of Closed-End Funds and has been Co-Manager on the following offerings: Cigna High Income Shares; Dreyfus New York Municipal Income, Inc.; Franklin Principal Maturity Trust and Van Kampen Merritt Limited Term High Income Trust. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Certificateholders for taking any action, or refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         The information included herein is only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. The Sponsor will be under no liability to Certificateholders for taking any action, or refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         The Sponsor may resign at any time by delivering to the Trustee an instrument of resignation executed by the Sponsor.

         If at any time the Sponsor shall resign or fail to perform any of its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may either (i) appoint a successor Sponsor; (ii) terminate the Trust Agreement and liquidate the Trust; or (iii) continue to act as Trustee without terminating the Trust Agreement. Any successor Sponsor appointed by the Trustee shall be satisfactory to the Trustee and, at the time of appointment, shall have a net worth of at least $1,000,000.

         The Trustee. For certain of the State Trusts, as set forth in the "Summary of Essential Information" in Part A, the Trustee is The Chase Manhattan Bank with its principal executive office located at 270 Park Avenue, New York, New York 10017 (800) 428-8890 and its unit investment trust office at 4 New York Plaza, New York, New York 10004. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

         The Trustee must be a banking corporation organized under the laws of the United States or any state which is authorized under such laws to exercise corporate trust powers and must have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000. The duties of the Trustee are primarily ministerial in nature. The Trustee did not participate in the selection of Securities for the portfolio of the Trust.

         The Trustee shall not be liable or responsible in any way for taking any action, or for refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment; or for any disposition of any moneys, Bonds or Certificates in accordance with the Trust Agreement, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties; provided, however, that the Trustee shall not in any event be liable or responsible for any evaluation made by the Evaluator. In addition, the Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or the Trusts which it may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. The Trustee shall not be liable for depreciation or loss

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                                      -46-
incurred by reason of the sale by the Trustee of any of the Bonds pursuant to the Trust Agreement.

         For further information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Certificateholders."

         The Trustee may resign by executing an instrument in writing and filing the same with the Sponsor, and mailing a copy of a notice of resignation to all Certificateholders. In such an event, the Sponsor is obligated to appoint a successor Trustee as soon as possible. In addition, if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Certificateholder by the Sponsor. If upon resignation of the Trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the Trustee becomes effective only when the successor Trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor Trustee. Upon execution of a written acceptance of such appointment by such successor Trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor.

         Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must always be a banking corporation organized under the laws of the United States or any state and have at all times an aggregate capital, surplus and undivided profits of not less than $2,500,000.

         The Evaluator. The Evaluator is Kenny S&P Evaluation Services, a business unit of J. J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. with main offices located at 65 Broadway, New York, New York 10006. The Evaluator is a wholly-owned subsidiary of McGraw-Hill, Inc. The Evaluator is a registered investment advisor and also provides financial information services.

         The Trustee, the Sponsor and Certificateholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Certificateholders for errors in judgment, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         The Evaluator may resign or may be removed by the Sponsor and Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the retiring Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.



82600.10
                                      -47-

                           TRUST EXPENSES AND CHARGES

         At no cost to the State Trusts, the Sponsor has borne the expenses of creating and establishing the State Trusts, including the cost of initial preparation and execution of the Trust Agreement, registration of the State Trusts and the Units under the Investment Company Act of 1940 and the Securities Act of 1933, preparation and printing of the Certificates, legal and auditing expenses, advertising and selling expenses, initial fees and expenses of the Trustee and other out-of-pocket expenses. The fees of the Evaluator, however, incurred during the initial public offering, are paid directly by the Trustee.

         The Sponsor will not charge the State Trust a fee for its services as such. See "Sponsor's Profits."

         The Trustee will receive for its ordinary recurring services to each State Trust an annual fee in the amount set forth under "Summary of Essential Information" in Part A. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, see "Trust Administration" and "Rights of Certificateholders."

         The Evaluator will receive for each daily evaluation of the Bonds in the Trust a fee in the amount set forth under "Summary of Essential Information" in Part A, which fee shall be allocated pro rata among each State Trust.

         The Trustee's and Evaluator's fees applicable to a State Trust are payable monthly as of the Record Date from such State Trust's Interest Account to the extent funds are available and then from such Trust's Principal Account. Both fees may be increased without approval of the Certificateholders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent."

         The following additional charges are or may be incurred by any or all of the State Trusts: (i) all expenses (including counsel and auditing fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including the expenses and costs of any action undertaken by the Trustee to protect a State Trust and the rights and interests of the Certificateholders; (ii) fees of the Trustee for any extraordinary services performed under the Trust Agreement; (iii) indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a State Trust; (iv) indemnification of the Sponsor for any loss, liabilities and expenses incurred in acting as Sponsor of a State Trust without gross negligence, bad faith or willful misconduct on its part; and (v) all taxes and other governmental charges imposed upon the Bonds or any part of a State Trust (no such taxes or charges are being levied, made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fees, when paid by or owing to the Trustee, are secured by a first lien on the State Trust to which such expenses are allocable. In addition, the Trustee is empowered to sell Bonds of a State Trust in order to make funds available to pay all expenses of such State Trust.

         Unless the Sponsor otherwise directs, the accounts of the Trust shall be audited not less than annually by independent public accountants selected by the Sponsor. The expenses of the audit shall be an expense of the Trust. So long as the Sponsor maintains a secondary market, the Sponsor will bear any audit expense which exceeds $.50 per 1,000 Units. Certificateholders

82600.10
                                      -48-
covered by the audit during the year may receive a copy of the audited financials upon request.


                     EXCHANGE PRIVILEGE AND CONVERSION OFFER

         Certificateholders will be able to elect to exchange any or all of their Units of this Trust for Units of one or more of any available series of Equity Securities Trust, Insured Municipal Securities Trust, Municipal Securities Trust, New York Municipal Trust or Mortgage Securities Trust (the "Exchange Trusts") subject to a reduced sales charge as set forth in the prospectus of the Exchange Trust (the "Exchange Privilege"). Unit owners of any registered unit investment trust for which there is no active secondary market in the units of such trust (a "Redemption Trust") will be able to elect to redeem such units and apply the proceeds of the redemption to the purchase of available Units of one or more series of an Exchange Trust (the "Conversion Trusts") at the Public Offering Price for units of the Conversion Trust subject to a reduced sales charge as set forth in the prospectus of the Conversion Trust (the "Conversion Offer"). Under the Exchange Privilege, the Sponsor's repurchase price during the initial offering period of the Units being surrendered will be based on the market value of the Securities in the Trust portfolio or on the aggregate offer price of the Bonds in the other Trust Portfolios; and, after the initial offering period has been completed, will be based on the aggregate bid price of the securities in the particular Trust portfolio. Under the Conversion Offer, units of the Redemption Trust must be tendered to the trustee of such trust for redemption at the redemption price determined as set forth in the relevant Redemption Trust's prospectus. Units in an Exchange or Conversion Trust will be sold to the Certificateholder at a price based on the aggregate offer price of the securities in the Exchange or Conversion trust portfolio (or for units of Equity Securities Trust, based on the market value of the underlying securities in the trust portfolio) during the initial public offering period of the Exchange or Conversion Trust; and after the initial public offering period has been completed, based on the aggregate bid price of the securities in the Exchange or Conversion Trust Portfolio if its initial offering has been completed plus accrued interest (or for units of Equity Securities Trust, based on the market value of the underlying securities in the trust portfolio) and a reduced sales charge.

         Except for Certificateholders who wish to exercise the Exchange Privilege or Conversion Offer within the first five months of their purchase of Units of the Exchange or Redemption Trust, any purchaser who purchases Units under the Exchange Privilege or Conversion Offer will pay a lower sales charge than that which would be paid for the Units by a new investor. For Certificateholders who wish to exercise the Exchange Privilege or Conversion Offer within the first five months of their purchase of Units of the Exchange or Redemption Trust, the sales charge applicable to the purchase of units of an Exchange or Conversion Trust shall be the greater of (i) the reduced sales charge or (ii) an amount which when coupled with the sales charge paid by the Certificateholder upon his original purchase of Units of the Exchange or Redemption Trust would equal the sales charge applicable in the direct purchase of units of an Exchange Trust.

         In order to exercise the Exchange Privilege the Sponsor must be maintaining a secondary market in the units of the available Exchange Trust. The Conversion Offer is limited only to unit owners of any Redemption Trust. Exercise of the Exchange Privilege and the Conversion Offer by Certificateholders is subject to the following additional conditions: (i) at the time of the Certificateholder's election to participate in the Exchange Privilege or Conversion Offer, there must be units of the Exchange or

82600.10
                                      -49-

Conversion Trust available for sale, either under the initial primary distribution or in the Sponsor's secondary market, (ii) exchanges will be effected in whole units only, (iii) Units of the Mortgage Securities Trust may only be acquired in blocks of 1,000 Units and (iv) Units of the Equity Securities Trust may only be acquired in blocks of 100 Units. Certificate holders will not be permitted to advance any funds in excess of their redemption in order to complete the exchange. Any excess proceeds received from a Certificateholder for exchange or from units being redeemed per conversion will be remitted to such Certificateholder.

         The Sponsor reserves the right to suspend, modify or terminate the Exchange Privilege and/or the Conversion Offer. The Sponsor will provide Certificateholders of the Trust with 60 days' prior written notice of any termination or material amendment to the Exchange Privilege and/or the Conversion Offer, provided that no notice need be given if (i) the only material effect of an amendment is to reduce or eliminate the sales charge payable at the time of the exchange, to add one or more series of the Trust eligible for the Exchange Privilege or the Conversion Offer, to add any new unit investment trust sponsored by Reich & Tang or a sponsor controlled by or under common control with Reich & Tang, or to delete a series which has been terminated from eligibility for the Exchange Privilege and/or the Conversion Offer, (ii) there is a suspension of the redemption of units of an Exchange or Conversion Trust under Section 22(e) of the Investment Company Act of 1940, or (iii) an Exchange Trust temporarily delays or ceases the sale of its units because it is unable to invest amounts effectively in accordance with its investment objectives, policies and restrictions. During the 60-day notice period prior to the termination or material amendment of the Exchange Privilege described above, the Sponsor will continue to maintain a secondary market in the units of all Exchange Trusts that could be acquired by the affected Certificateholders. Certificateholders may, during this 60-day period, exercise the Exchange Privilege in accordance with its terms then in effect.

         To exercise the Exchange Privilege, a Certificateholder should notify the Sponsor of his desire to exercise his Exchange Privilege. To exercise the Conversion Offer, a unit owner of a Redemption Trust should notify his retail broker of his desire to redeem his Redemption Trust Units and use the proceeds from the redemption to purchase Units of one or more of the Conversion Trusts. If Units of a designated, outstanding series of an Exchange or Conversion Trust are at the time available for sale and such Units may lawfully be sold in the state in which the Certificateholder is a resident, the Certificateholder will be provided with a current prospectus or prospectuses relating to each Exchange or Conversion Trust in which he indicates an interest. He may then select the Trust or Trusts into which he desires to invest the proceeds from his sale of Units. The exchange transaction will operate in a manner essentially identical to a secondary market transaction except that units may be purchased at a reduced sales charge. The conversion transaction will be handled entirely through the unit owner's retail broker. The retail broker must tender the units to the trustee of the Redemption Trust for redemption and then apply the proceeds to the redemption toward the purchase of units of a Conversion Trust at a price based on the aggregate offer or bid side evaluation per Unit of the Conversion Trust, depending on which price is applicable, plus accrued interest and the applicable sales charge. The certificates must be surrendered to the broker at the time the redemption order is placed and the broker must specify to the Sponsor that the purchase of Conversion Trust Units is being made pursuant to the Conversion Offer. The unit owner's broker will be entitled to retain a portion of the sales charge.


82600.10
                                      -50-

         Tax Consequences of the Exchange Privilege and the Conversion Offer. A surrender of Units pursuant to the Exchange Privilege or the Conversion Offer will constitute a taxable event to the Certificateholder under the Internal Revenue Code. The Certificateholder will realize a tax gain or loss that will be of a long- or short-term capital or ordinary income nature dependent on the length of time the Units have been held and other factors. (See "Tax Status".) A Certificateholder's tax basis in the Units acquired pursuant to the Exchange Privilege or Conversion Offer will be equal to the purchase price of such Units. Investors should consult their own tax advisors as to the tax consequences to them of exchanging or redeeming units and participating in the Exchange Privilege or Conversion Offer.


                                  OTHER MATTERS


         Legal Opinions. The legality of the Units originally offered and certain matters relating to federal and New York tax law have been passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, or Berger Steingut Tarnoff & Stern, 600 Madison Avenue, New York, New York 10022, as counsel for the Sponsor. Certain matters relating to Florida tax law have been passed upon by Greenberg Traurig, P.A. as special Florida counsel to the Sponsor. Certain matters relating to California tax law have been passed upon by Brown & Wood LLP, as special California counsel to the Sponsor. Certain matters relating to Virginia tax law have been passed upon by Hunton & Williams, as special Virginia counsel to the Sponsor. Carter, Ledyard & Milburn, Two Wall Street, New York, New York 10005 have acted as counsel for The Chase Manhattan Bank.

         Independent Accountants. The financial statements of the Trusts for the years ended December 31, 1996, 1997 and 1998 included in Part A of this Prospectus have been examined by PricewaterhouseCoopers LLP, independent accountants. The financial statements have been so included in reliance on their report given upon the authority of said firm as experts in accounting and auditing.


         Performance Information. Total returns, average annualized returns or cumulative returns for various periods of this Trust may be included from time to time in advertisements, sales literature and reports to current or prospective investors. Total return shows changes in Unit price during the period plus reinvestment of dividends and capital gains, divided by the original public offering price as of the date of calculation. Average annualized returns show the average return for stated periods of longer than a year. Sales material may also include an illustration of the cumulative results of like annual investments during an accumulation period and like annual withdrawals during a distribution period. Figures for actual portfolios will reflect all applicable expenses and, unless otherwise stated, the maximum sales charge. No provision is made for any income taxes payable. Returns may also be shown on a combined basis. Trust performance may be compared to performance on a total return basis of the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, or performance data from Lipper Analytical Services, Inc. and Morningstar Publications, Inc. or from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. As with other performance data, performance comparisons should not be considered representative of a Trust's relative performance for any future period.



82600.10
                                      -51-

                          DESCRIPTION OF BOND RATINGS*

         Standard & Poor's Ratings Services. A brief description of the applicable Standard & Poor's Corporation rating symbols and their meanings is as follows:

         A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees.

         The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

         The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

         The ratings are based, in varying degrees, on the following considerations:

          (i)    Likelihood  of  default-capacity  and
                 willingness  of the obligor as to the
                 timely   payment  of   interest   and
                 repayment of principal in  accordance
                 with the terms of the obligation.

          (ii)   Nature of and provisions of the obligation.

          (iii)  Protection  afforded by, and relative
                 position  of, the  obligation  in the
                 event of  bankruptcy,  reorganization
                 or other  arrangement  under the laws
                 of   bankruptcy    and   other   laws
                 affecting creditors' rights.

         AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and they differ from AAA issues only in small degrees.

         A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

         Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


-------------
* As described by the rating agencies.


82600.10
                                      -52-

         Provisional Ratings -- (Prov.) following a rating indicates the rating is provisional, which assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

         Moody's Investors Service. A brief description of the applicable Moody's Investors Service, Inc.'s rating symbols and their meanings is as follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements which make the long term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Those bonds in the A and Baa group which Moody's believes possess the strongest investment attributes are designated by the symbol A 1 and Baa 1. Other A bonds comprise the balance of the group. These rankings (i) designate the bonds which offer the maximum in security within their quality group, (ii) designate bonds which can be bought for possible upgrading in quality and (iii) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

         Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Con-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These

82600.10
                                      -53-
are debt obligations secured by (i) earnings of projects under construction,
(ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.


                                      * * *

82600.10
                                      -54-


                             INDEX                                                             * * *


                                                                                       MUNICIPAL SECURITIES TRUST
                                                                                        MULTI-STATE SERIES
Title                                                      Page


Summary of Essential Information.............................A-5
Financial and Statistical Information........................A-6
Information Regarding the Trust..............................A-7
                                                                                      (A Unit Investment Trust)
Audit and Financial Information..............................F-1
                                                                                             Prospectus
The Trust....................................................  1                             ----------
The State Trusts.............................................  9
Public Offering.............................................. 31                       Dated:  April 30, 1999
Estimated Long Term Return and Estimated
  Current Return............................................. 33                              Sponsor:
Rights of Certificateholders................................. 34
Tax Status................................................... 36                       Reich & Tang Distributors, Inc.
Liquidity.................................................... 41
Trust Administration......................................... 44                          600 Fifth Avenue
Trust Expenses and Charges................................... 48                        New York, N.Y.  10020
Exchange Privilege and Conversion Offer...................... 49                            212-830-5200
Other Matters................................................ 51
Description of Bond Ratings.................................. 52                      (and for certain Trusts:)
                                                                                        Gruntal & Co., L.L.C.
         Parts A and B of this Prospectus do not contain all of the information           One Liberty Plaza
set forth in the registration statement and exhibits relating thereto, filed          New York, New York 10006
with the Securities and Exchange Commission, Washington, D.C., under the                  (212) 267-8800
Securities Act of 1933, and to which reference is made.
                                                                                               Trustee:

                                                                                     The Chase Manhattan Bank
                                                                                         4 New York Plaza
                                                                                      New York, N.Y.  10004
                                                                                           800-882-9898
                                                                                            Evaluator:
                                                                                       Kenny S&P Evaluation
                                                                                             Services
                                                                                            65 Broadway
                                                                                       New York, N.Y.  10006

         This Prospectus does not constitute an offer to sell, or a solicitation of any offer to buy securities in any state to any person to whom it is not lawful to make such offer in such state.

                                      * * *

         No person is authorized to give any information or to make any representations not contained in Parts A and B of this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Trustee, the Evaluator, or the Sponsor. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.


82600.10
                                      -53-

                                     PART II

                       ADDITIONAL INFORMATION NOT REQUIRED
                                  IN PROSPECTUS

                       CONTENTS OF REGISTRATION STATEMENT


This Post-Effective Amendment to the Registration Statements on Form S-6 comprises the following papers and documents:

The facing sheet on Form S-6.
The Cross-Reference  Sheet  (incorporated  by  reference  to the  Post-Effective
    Amendments to Form S-6 Registration Statements Nos. 2-62605 and 2-73986, filed on April 26, 1996 and April 25, 1996, respectively, and incorporated herein by reference).
The Prospectus consisting of     pages.
Signatures.
Consent of Independent Accountants.
Consent of Counsel  (included in Exhibits 99.3.1 and 99.3.1.1).
Consent of the Evaluator (included in Exhibit 99.5.1).

The following exhibits:

99.1.1            --   Form of Reference Trust Agreement (filed as Exhibit
                       99.1.1 to Post-Effective Amendment No. 8 to Form S-6
                       Registration Statement No. 33-26426 on April 25, 1997 and incorporated herein by reference).

99.1.1.1          --   Trust Indenture and Agreement for New York Municipal
                       Trust, Series 1 (and Subsequent Series) (filed as Exhibit
                       99.1.1.1 to Post-Effective Amendment No. 19 to Form S-6
                       Registration Statement No. 2-62505 of New York Municipal
                       Trust, Series 1 on April 25, 1996 and incorporated herein by reference).

99.1.1.2          --   Trust Indenture and Agreement for Municipal Securities
                       Trust, Series 12 (and Subsequent Series) (filed as
                       Exhibit 99.1.1.1 to the Post-Effective Amendment to Form
                       S-6 Registration Statement No. 2-73986, on April 26, 1996 and incorporated herein by reference).

99.1.3.4          --   Certificate of Incorporation of Reich & Tang
                       Distributors, Inc. (filed as Exhibit 99.1.3.5 to Form S-6
                       Registration Statement No. 333-44301 on January 15, 1998 and incorporated herein by reference).

99.1.3.5          --   By-Laws of Reich & Tang Distributors, Inc. (filed as
                       Exhibit 99.1.3.6 to Form S-6 Registration Statement No.
                       333-44301 on January 15, 1998 and incorporated herein by reference).


                                      II-1
1680.1

99.2.1            --   Form of Certificate (filed as Exhibit 99.2.1 to
                       Post-Effective Amendment No. 8 to Form S-6 Registration
                       Statement No. 33-26426 on April 25, 1997 and incorporated herein by reference).

99.3.1            --   Form of Opinion of Battle Fowler LLP (formerly Battle,
                       Fowler, Jaffin & Kheel) as to the legality of the securities being registered, including their consent to the delivery thereof and to the use of their name under the headings "Tax Status" and "Legal Opinions" in the Prospectus, and to the delivery of their opinion regarding tax status of the Trust (filed as Exhibit
                       99.3.1 to Post-Effective Amendment No. 8 to Form S-6
                       Registration Statement No. 26426 on April 25, 1997 and incorporated herein by reference).

99.3.1.1          --   Form of Opinion of Battle Fowler LLP (formerly Battle,
                       Fowler, Jaffin & Kheel) as to tax status of securities being registered (filed as Exhibit 99.3.1.1 to Post-Effective Amendment No. 18 to Form S-6 Registration
                       Statement No. 33-62605 on April 28, 1997 and incorporated herein by reference).

*99.5.1           --   Consent of the Evaluator.

99.6.0            --   Powers of Attorney of Reich & Tang Distributors, Inc., by
                       its officers and a majority of its Directors (filed as Exhibit 99.6.0 to Form S-6 Registration Statement No.
                       333-44301 on January 15, 1998 and incorporated herein by reference).




--------
*   Being filed by this Amendment.

1680.1

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, the registrants, Municipal Securities Trust, Series 1, Series 2, 1st Discount Series and 2nd Discount Series certify that they have met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statements pursuant to Rule 485(b) under the Securities Act of 1933. The registrants have duly caused this Post-Effective Amendment to the Registration Statements to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 19th day of April, 1999.


         MUNICIPAL SECURITIES TRUST, SERIES 1,
         SERIES 2, 1ST DISCOUNT SERIES AND
         2ND DISCOUNT SERIES
               (Registrants)

         REICH & TANG DISTRIBUTORS, INC.
               (Depositor)

         By: /s/PETER J. DEMARCO
             ----------------------------
             Peter J. DeMarco
             (Executive Vice President)

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statements has been signed below by the following persons, who constitute the principal officers and a majority of the directors of Reich & Tang Distributors, Inc., the Depositor, in the capacities and on the dates indicated.


Name                                  Title                                      Date
-------                               -----------                                -------


RICHARD E. SMITH, III                 President and Director                     )
PETER S. VOSS                         Director                                   )  April 19, 1999
G. NEAL RYLAND                        Director                                   )
STEVEN W. DUFF                        Director                                   )By: /s/PETER J. DEMARCO
PETER J. DEMARCO                      Executive Vice President                   )    -------------------
RICHARD I. WEINER                     Vice President                             )    Peter J. DeMarco
BERNADETTE N. FINN                    Vice President                             )    as Executive Vice
LORRAINE C. HYSLER                    Secretary                                  )    President and
RICHARD DE SANCTIS                    Treasurer                                  )    Attorney-in-Fact*
EDWARD N. WADSWORTH                   Executive Officer                          )
                                                                                 )





---------------

* Executed copies of Powers of Attorney were filed as Exhibit 99.6.0 to Form S-6 Registration Statement No. 333-44301 on January 15, 1998.

                                      II-3
1680.1

                       Consent of Independent Accountants



We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment to the registration statement on Form S-6 of our report dated March 19, 1999, relating to the financial statements and financial highlights for the three years ended December 31, 1998 of the Municipal Securities Trust, Series 1; Municipal Securities Trust, Series 2; Municipal
Securities  Trust,  1st Discount  Series;  and  Municipal  Securities  Trust 2nd
Discount Series, which appear in such Prospectus. We also consent to the reference to us under the heading "Independent Accountants" in the Prospectus.




PricewaterhouseCoopers LLP
Boston, MA
April 26, 1999




                                      II-4
1680.1